Transamerica Series Trust

Prospectus May 1, 2011

 Portfolio Class

Transamerica AEGON Money Market VP	Initial and Service

None of the portfolios of Transamerica Series Trust have a ticker symbol.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not insured by FDIC or any federal government agency.	May lose value.	Not a deposit of or guaranteed by any bank, bank affiliate, or credit union.

TABLE OF CONTENTS

Portfolio Name Page

Transamerica AEGON Money Market VP (formerly, Transamerica Money Market VP)	1
More on the Portfolios' Strategies and Investments	5
More on the Risks of Investing in the Portfolios	42
Shareholder Information	52
List and Description of Certain Underlying Portfolios	73
Financial Highlights	84

Transamerica AEGON Money Market VP
(formerly, Transamerica Money Market VP)

Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
	Class of Shares
	Initial	Service
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.40%	0.65%

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same. The Example does not reflect charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$41	$161	$292	$675
Service	$66	$208	$362	$810

Principal Investment Strategies: The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), invests the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market fund, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification, liquidity and maturity of its investments. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.

Principal Risks: An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.

There is no assurance that the portfolio will meet its investment objectives. The portfolio could underperform other short-term debt instruments or money market funds, or you could lose money.

In addition, you should be aware that there have been money market funds in other fund complexes that, in the past, have failed to pay investors $1.00 per share for their investment in those funds (this is referred to as “breaking the buck”), and any money market fund may do so in the future. You should also be aware that TAM and its affiliates are under no obligation to provide financial support to the portfolio or take other measures to ensure that you receive $1.00 per share for your investment in the portfolio. You should not invest in the portfolio with the expectation that any such action will be taken.

The following is a summary of certain risks (in alphabetical order) of investing in the portfolio:

• Bank Obligations – To the extent the portfolio invests in U.S. bank obligations, the portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

• Credit – An issuer or obligor of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.

• Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

 If interest rates rise, repayments of fixed-income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer. This is sometimes referred to as extension risk.

 Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. This is sometimes referred to as prepayment or call risk.

• Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

• Increase in Expenses – Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

• Interest Rate – The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rates. The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

• Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

• Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

• Repurchase Agreements – If the other party to a repurchase agreement defaults on its obligation, the portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, the portfolio could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the portfolio's ability to dispose of the underlying securities may be restricted.

• U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

• Yield – The amount of income you receive from the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio's expenses could absorb all or a significant portion of the portfolio's income. If interest rates increase, the portfolio's yield may not increase proportionately. For example, TAM or any of its affiliates may voluntarily waive fees or reimburse expenses of one or more classes of the portfolio in order to avoid a negative yield, and TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup expenses previously foregone or reimbursed. There is no guarantee that the portfolio will be able to avoid a negative yield. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on yields.

Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the portfolio’s performance has varied from year to year for Initial Class shares. The table shows the average annual total returns for each class of shares of the portfolio. Performance reflects any fee waivers or expense reimbursements in effect during the relevant periods. Absent any limitation of the portfolio’s expenses, total returns would be lower. In the “10 Years or Since Inception” column of the table, portfolio returns are for past 10 years or since inception, whichever is less. Index returns are for 10 years or since inception of oldest share class, whichever is less. The performance calculations do not reflect any charges which are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) – Initial Class

	Quarter Ended	Return
Best Quarter:	03/31/2001	1.40%
Worst Quarter:	12/31/2010	0.00%

7-DAY YIELD

(as of December 31, 2010)

Initial Class = 0.01%

Service Class = 0.01%

Average Annual Total Returns (periods ended December 31, 2010)

	1 Year	5 Years	10 Years or Since Inception
Initial Class (commenced operations on October 2, 1986)	0.00%	2.42%	2.22%
Service Class (commenced operations on May 1, 2003)	0.00%	2.28%	1.96%

Management:

Investment Adviser: Sub-Adviser:

Transamerica Asset Management, Inc.  AEGON USA Investment Management, LLC

Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio’s net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More On The Portfolios’ Strategies And Investments

The following provides additional information regarding the portfolios’ strategies and investments described at the front of the prospectus. Information contained in this prospectus may apply to portfolios of Transamerica Series Trust not offered in your policy or contract. Except as otherwise expressly stated for a particular portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a portfolio’s assets that may be invested in a particular type of security or investment.

Transamerica AEGON Active Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing in assets primarily its a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”) expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. AUIM expects that, over the long-term, the portfolio’s allocation will average approximately 35% of portfolio assets in ETFs that invest primarily in global equities and 65% of portfolio assets in ETFs that invest primarily in U.S. fixed income securities.

• The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing AUIM’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, AUIM believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail risk” (the risk posed by events that are relatively rare but can have a substantial impact on a portfolio). The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks.

Limitations on Investing in Other Companies: The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trademark of The Vanguard group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica AEGON Active Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”) expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. AUIM expects that, over the long-term, the portfolio’s allocation will average approximately 70% of portfolio assets in global equities and 30% of portfolio assets in U.S. fixed income securities.

• The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing AUIM’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, AUIM believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail risk” (the risk posed by events that are relatively rare but can have a substantial impact on a portfolio). The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks.

Limitations on Investing in Other Companies: The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trademark of The Vanguard group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica AEGON Active Asset Allocation – Moderate VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”) expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in global equities and 50% of portfolio assets in U.S. fixed income securities.

• The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing AUIM’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, AUIM believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail risk” (the risk posed by events that are relatively rare but can have a substantial impact on a portfolio). The portfolio’s asset allocation exposures may be implemented and adjusted through transactions in ETFs.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks.

Limitations on Investing in Other Companies: The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trademark of The Vanguard group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica AEGON High Yield Bond VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in high-yield/high-risk bonds (commonly known as “junk bonds”).

Junk bonds are high risk debt securities rated in medium or lower rating categories or determined by AUIM to be of comparable quality.

AUIM’s strategy is to seek to achieve yields as high as possible while seeking to manage risk. AUIM uses a “top-down/bottom-up” approach in managing the portfolio's assets. The “top-down” approach is to adjust the risk profile of the portfolio. AUIM analyzes four factors that affect the movement of fixed-income bond prices which include: economic indicators; technical indicators that are specific to the high-yield market; investor sentiment and valuation. Analysis of these factors assists AUIM in its decision regarding the portfolio's allocations.

AUIM has developed a proprietary credit model that is the foundation of its “bottom-up” analysis. The model tracks historical cash flow numbers and calculates credit financial ratios. Because high-yield companies are of higher financial risk, AUIM does a thorough credit analysis of all companies in the portfolio, as well as all potential acquisitions.

Each potential buy and sell candidate is analyzed by AUIM from both the “top-down” and “bottom-up”. An industry may look attractive under one approach, but not the other. They can review the results of their analysis and decide whether or not to proceed with a transaction.

AUIM may sell portfolio securities when it determines there are changes in economic indicators, technical indicators or valuation.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica AEGON Money Market VP: The portfolio's sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio's objective by investing the portfolio's assets in the following high quality, short-term U.S. dollar-denominated money market instruments:

• short-term corporate obligations, including commercial paper, notes and bonds

• obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

• obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

• repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S.

dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. Each security, at the time of purchase by the portfolio, has been determined by the sub-adviser to present minimal credit risk.

As a money market portfolio, the portfolio tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. The portfolio invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less. If, after purchase, the credit rating on a security held by the portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the portfolio's sub-adviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica AEGON U.S. Government Securities VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), invests, under normal circumstances, at least 80% of the portfolio’s assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. These securities include:

• U.S. Treasury obligations

• Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities. Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise.

• Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

• Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

• Investment grade corporate bonds

• Short-term corporate debt securities

• Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

• High yield debt securities (up to 20% of the portfolio’s total assets) so long as they are consistent with the portfolio’s objective (the weighted average maturity of such obligations will generally range from two to ten years.)

• High quality money-market securities

• Debt securities (up to 20% of the portfolio’s total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

• U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio’s total assets)

• Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the creditworthiness of issuers and the rates of interest offered by various issuers.

The portfolio’s sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio’s interest rate exposure, as well as to hedge the portfolio’s investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica AllianceBernstein Dynamic Allocation VP: Under normal market conditions, the portfolio’s sub-adviser, AllianceBernstein L.P. (“AllianceBernstein”), will allocate substantially all of the portfolio’s assets among individual securities, underlying exchange traded funds (“ETFs”), forwards, swaps and futures to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. AllianceBernstein expects that, over the long-term, the portfolio’s allocation will average approximately 35% in global equities and 65% in U.S. fixed income securities.

The portfolio utilizes a Dynamic Asset Allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing AllianceBernstein’s research on various risk and return factors, in an effort to better trade-off risk and return as market and economic conditions change. The approach seeks to generate improved returns per unit of volatility, as compared to those from fixed weight or rules-based models. Further, AllianceBernstein believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of “tail events” (i.e. mitigate both extreme losses and outsized gains). The portfolio’s asset allocation exposures may be implemented and adjusted either through transactions in individual securities, ETFs or through derivatives.

The portfolio will invest in both growth and value equity securities, which, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Morgan Stanley Capital International World Index (“MSCI World”). The market capitalizations of companies appearing in the MSCI World ranged from $1.46 billion to $368.7 billion as of December 31, 2010.

Under normal circumstances, the portfolio will adhere to the following guidelines:

• Investments in equity securities are limited to 45% of the portfolio’s assets at any given time.

• Investments in foreign equity securities are limited to 90% of the portfolio’s equity allocation at any given time.

• Investments in high-yield bonds are limited to 3% of the portfolio’s assets at any given time.

• Investments in emerging markets are limited to 3% of the portfolio’s assets at any given time.

• Investments in foreign fixed-income securities are limited to 5% of the portfolio’s assets at any given time.

• Investments in ETFs are limited to 10% of the portfolio’s assets at any given time.

Instead of investing directly in particular securities, the portfolio may use derivatives, including forwards, swaps, options and futures for hedging and non-hedging purposes. These instruments are taken into account when determining compliance with the portfolio’s target allocations and guidelines described above. The portfolio may invest in foreign fixed-income securities.

AllianceBernstein seeks to adjust the portfolio’s allocations to favor investments in those underlying investments that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Transamerica Asset Allocation – Conservative VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica funds ("underlying portfolios").

• Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying portfolios to achieve targeted exposure to domestic equities, international equities and fixed-income invests. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in underlying portfolios that invest primarily in equities, which may include both stocks and commodity-related securities, and 65% of portfolio assets in underlying portfolios that invest primarily in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary. The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied volatility, the portfolio construction manager may increase equity exposure to approximately 50% or may decrease equity exposure to approximately 15%. Notwithstanding the guidelines, the portfolio construction manager may elect to allocate fewer assets to equities when it believes it is advisable to do so.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Transamerica Asset Allocation – Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica funds ("underlying portfolios").

• Under normal circumstances, it expects to invest primarily in underlying portfolios that invest in equities, which may include stocks, commodity-related securities and alternative investments.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), historical performance, global markets’ current valuations, and other global economic factors.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Transamerica Asset Allocation – Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica funds ("underlying portfolios").

• Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying portfolios to achieve targeted exposure to domestic equities, international equities and fixed-income invests. The portfolio intends to achieve a mix over time of approximately 70% of portfolio assets in underlying portfolios that invest primarily in equities, which may include both stocks and commodity-related securities, and 30% of portfolio assets in underlying portfolios that invest primarily in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary. The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied volatility, the portfolio construction manager may increase equity exposure to approximately 85% or may decrease equity exposure to approximately 50%. Notwithstanding the guidelines, the portfolio construction manager may elect to allocate fewer assets to equities when it believes it is advisable to do so.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Transamerica Asset Allocation – Moderate VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica funds ("underlying portfolios").

• Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying portfolios to achieve targeted exposure to domestic equities, international equities and fixed-income invests. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in underlying portfolios that invest primarily in equities, which may include both stocks and commodity-related securities, and 50% of portfolio assets in underlying portfolios that invest primarily in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary. The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied volatility, the portfolio construction manager may increase equity exposure to approximately 65% or may decrease equity exposure to approximately 30%. Notwithstanding the guidelines, the portfolio construction manager may elect to allocate fewer assets to equities when it believes it is advisable to do so.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying funds that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The sub-adviser for each underlying portfolio decides which securities to purchase and sell for that underlying portfolio. The portfolio's ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolios, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio's asset allocations and periodic changes thereto, and other fund investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit.

Transamerica BlackRock Global Allocation VP: The portfolio invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Fund” or the “BlackRock Fund”). The portfolio does not buy investment securities directly. The BlackRock Fund, on the other hand, invests directly in a portfolio of securities.

Investors should carefully consider the BlackRock Fund’s investment objective, strategies, risks and expenses before investing in the portfolio. The BlackRock Fund prospectus contains this and other important information. A copy of the BlackRock Fund prospectus is being delivered together with this prospectus, and you should read both prospectuses carefully before investing.

The descriptions of the BlackRock Fund’s objective, strategies and risks contained in this prospectus are based on the BlackRock Fund prospectus. The portfolio assumes no responsibility for the accuracy or completeness of the BlackRock Fund prospectus.

The portfolio may withdraw its investment from the BlackRock Fund at any time, if the Board of Trustees of the portfolio determines that it is in the best interest of the portfolio’s investors to do so. Investment of the portfolio’s assets in the BlackRock Fund is not a fundamental policy of the portfolio and an investor vote is not required for the portfolio to withdraw its investment from the BlackRock Fund.

The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term securities or instruments, of issuers located around the world. There is no limit on the percentage of assets the Fund can invest in a particular type of security. Generally, the Fund seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Except as described below, the Fund has no geographic limits on where its investments may be located. This flexibility allows Fund management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Fund’s objective. The Fund may invest in securities of any market capitalization. The Fund may also invest in REITs.

Fund management uses the Fund’s investment flexibility to create a portfolio of assets that, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. The Fund may invest in both developed and emerging markets. As of December 31, 2010, the Fund was invested in 46 different countries with approximately 59% of its net assets invested outside the United States. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the Fund management team’s outlook. The Fund may also invest in non-convertible debt securities. Non-convertible debt securities will generally be longer-term securities with the potential for capital appreciation through changes in interest rates, exchange rates or the general perception of the creditworthiness of issuers in certain countries. The Fund may also invest in nonconvertible debt securities to generate income.

The Fund’s composite Reference Benchmark has at all times since the Fund’s formation included a 40% weighting in non-U.S. securities. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the Standard & Poor’s (“S&P”) 500 Index; 24% FTSE World Index (Ex-U.S.); 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Throughout its history, the Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% Reference Benchmark weighting and rarely falling below this allocation. Under normal circumstances, the Fund [anticipates it] will continue to allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30%) — of its total assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States, or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The Fund may invest a portion of its assets in securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds or convertible bonds issued by real estate investment trusts or companies that mine precious metals.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in commodities, such as exchange traded funds, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board of Directors regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

Total investment return is the combination of capital appreciation and investment income.

Transamerica BlackRock Large Cap Value VP: The portfolio's sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. As of December 31, 2010, the lowest market capitalization in this group was approximately $2.64 billion.

The portfolio will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The portfolio emphasizes value-oriented investments.

The portfolio may invest in foreign securities that are represented by American Depositary Receipts. The portfolio may invest in convertible securities, preferred stocks, illiquid securities, and U.S. government debt securities.

In selecting securities for the portfolio from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.

A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” portfolio. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

• Relative price to earnings and price to book ratios

• Stability and quality of earnings

• Earnings momentum and growth

• Weighted median market capitalization of the portfolio

• Allocation among the economic sectors of the portfolio as compared to the applicable index

• Weighted individual stocks within the applicable index

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to the risk with respect to the depository institution holding the cash.

Transamerica BlackRock Tactical Allocation VP: BlackRock Financial Management, Inc. (“BlackRock”), the portfolio’s sub-adviser, seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying Transamerica funds (the “underlying portfolios”).

• Under normal circumstances, the portfolio’s investments in domestic and international equity funds will vary between 40% and 90% of the portfolio’s net assets, with the remaining portion invested in domestic and international fixed-income funds, which may include money market funds. Equity exposure increases with higher 10-year swap rates and lower implied volatility. Equity exposure decreases with lower swap rates and higher implied volatility.

• The portfolio’s target level of equity exposure is determined monthly by a proprietary tactical asset allocation model based on specified market factors, such as the 10-year swap rate and implied volatility. The model was provided to Transamerica Asset Management, Inc., the portfolio’s investment adviser, by an affiliated insurance company and is used by that company to develop and price insurance policies and variable annuity contracts. The model is run on the first business day of each month and produces the target equity allocation for the month.

• BlackRock may not vary or override the target level equity exposure regardless of their view of the market outlook. Based on the model’s target allocation, BlackRock selects among the underlying equity and fixed-income funds and rebalances the portfolio’s assets among the underlying portfolios to maintain the target weightings. BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying portfolios which they sub-advise.

• The equity funds may have fixed-income exposure and the fixed-income funds could likewise have equity exposure. Such exposures are not considered by the model and could impact the performance of the underlying portfolios and the portfolio.

• The portfolio may also invest directly in securities, including U.S. government securities, short-term commercial paper, cash and cash equivalents.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios. BlackRock may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks. The “Underlying Portfolios” section of the prospectus lists the underlying portfolios currently available for investment by the portfolio, provides a summary of their respective investment objectives and principal investment strategies, and identifies certain risks of the underlying portfolios.

Transamerica Clarion Global Real Estate Securities VP: Under normal circumstances, the portfolio's sub-adviser, ING Clarion Real Estate Securities, LLC (“Clarion”), will invest at least 80% of the portfolio's net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least

50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in equity securities of real estate companies which include common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (“REITs”), and convertible securities.

Clarion uses a disciplined two-step process for constructing the portfolio's portfolio. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-backed securities such as pass through certificates, real estate mortgage investment conduit (“REMIC”) certificates, and collateralized mortgage obligations (“CMOs”), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

This portfolio is non-diversified.

Transamerica Efficient Markets VP: The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange traded funds (“ETFs”) and institutional mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

Under normal circumstances, AUIM expects to allocate substantially all of the portfolio’s assets among the underlying portfolios to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 65% of portfolio assets in institutional mutual funds that invest primarily in equities and 35% of portfolio assets in ETFs that investment primarily in bonds. These percentages may vary The underlying institutional mutual funds in which the portfolio may invest consists of domestic equity and international equity funds, including value funds and small cap funds.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying portfolio based on what it considers to be prudent diversification principles. It seeks to utilize the principle of efficient markets, which assumes that market prices reflect values and information accurately and quickly, in implementing the portfolio’s strategy.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least four underlying ETFs and six underlying institutional mutual funds. The portfolio may invest in one or more underlying portfolios that may also invest in other funds. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolios at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Foxhall Emerging Markets/Pacific Rim VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily underlying exchange traded funds (“ETFs”) and mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio will invest, under normal circumstances, at least 80% of its net assets in underlying portfolios that provide exposure to equity or fixed-income securities, currency or physical commodities that are economically tied to emerging markets or the Pacific Rim. A company, instrument or product is considered economically tied to emerging markets or the Pacific Rim if it meets one or more of the following criteria:

• principal securities trading in the securities market of an emerging market or a Pacific Rim country

• significant share of their total revenue from either goods or services produced or sales made in an emerging market or a Pacific Rim country

• significant portion of their assets in an emerging market or a Pacific Rim country

• organized under the laws of, or with principal offices in, an emerging market or Pacific Rim country

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Countries that are currently considered emerging markets include but are not limited to the following:

Brazil  China   South Africa

Russia   India   South Korea

Countries that are currently considered Pacific Rim countries include but are not limited to the following:

Taiwan   Japan   Singapore

Malaysia Hong Kong New Zealand

Foxhall may shift into a “defensive investment profile” if Foxhall believes global stock and bond markets are in a persistent weak period or reflecting recession. The defensive profile is primarily U.S. Treasury ETFs and/or money market mutual funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

The portfolio will normally be invested in at least six ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Commodities & Hard Assets VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in underlying exchange traded funds (“ETFs”) and mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio will invest, under normal circumstances, at least 80% of its net assets in underlying portfolios that provide exposure to hard assets, including commodities. The portfolio defines hard assets to include both commodities and producers of commodities. Commodities include grains, energy, precious metals, base metals, foods and fibers, real estate, forestry and timber, rare metals and minerals, and alternative energy sources. Commodity producers include companies that are involved in the development, production, and distribution of commodities, including oil and gas exploration, development, and production, pipeline operators, wind and solar energy producers, water resources, metal and coal miners, food stuffs, and agriculture equipment and service providers. The portfolio will obtain exposure to hard assets that are tied economically to a number of countries throughout the world. Foxhall may also invest in funds providing exposure to various currency markets.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates are likely to provide more favorable opportunities. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

Foxhall may fully shift into a “defensive investment profile” if it believes the global hard asset related markets are in a persistent weak period or reflecting recession. The defensive profile is primarily U.S. Treasury ETFs and/or money market mutual funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength, or comparative performance, of the securities in the investment selection universe. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, mutual funds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

It is anticipated that the portfolio will typically hold at least five or more ETFs, however it is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Conservative VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in underlying exchange traded funds (“ETFs”) and mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting markets during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, approximately 75% of its net assets in underlying portfolios representing debt securities of various maturities and credit quality, including high-yield debt securities, of companies or governments worldwide, commodities, foreign or U.S. currency and money market instruments, and approximately 25% of its net assets in underlying portfolios representing stocks in companies all over the world. The portfolio may invest in growth or value oriented equity underlying portfolios. These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall has established internal guidelines for the fixed-income and equity components of its allocations. The fixed-income allocation is made up of one segment (bonds), while the equity allocation is comprised of three equity segments (developed markets, emerging markets and hard assets (such as real estate, precious metals and natural resources)).

Foxhall may shift into a “defensive investment profile” if Foxhall believes global stock and bond markets are weakening or reflecting recession. The defensive profile is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately twenty-two ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Foxhall Global Growth VP: The portfolio’s sub-adviser, Foxhall Capital Management, Inc. (“Foxhall”), seeks to achieve the portfolio’s objective by investing primarily in underlying exchange traded funds (“ETFs”) and mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• Foxhall seeks to identify and follow long-term market trends and maintain flexibility to shift its allocation to more conservative investments when it believes markets are receding. Foxhall seeks to invest the portfolio in expanding global stock markets while controlling portfolio risk by exiting the market during recessionary trends.

• When, based on certain technical market indicators, Foxhall believes the markets are in a long-term uptrend, the portfolio will invest, under normal circumstances, at least 80% of its net assets in equity underlying portfolios representing stocks in companies all over the world, commodities or foreign or U.S. currency. The portfolio will invest approximately 60% in developed markets underlying portfolios (e.g., United States and Western Europe); 30% in emerging markets (e.g., China and India) and Pacific Rim (e.g., Australia and Japan) underlying portfolios; and 10% in hard asset underlying portfolios (such as real estate, precious metals and natural resources). These percentages may vary.

• The portfolio management process is tactical and active. Foxhall regularly reviews the portfolio’s composition and makes changes to favor investments that its research indicates will provide the most favorable opportunity to achieve the portfolio’s objective. Foxhall may adjust the portfolio’s allocation between and among asset classes at any time and may therefore hold some positions for a relatively short period of time.

• If, based on several technical market indicators, Foxhall believes the markets are in a downtrend, the portfolio will shift assets out of stock-based ETFs and into fixed-income ETFs and/or money market mutual funds.

Foxhall may shift into a “defensive investment profile” if Foxhall believes global stock and bond markets are weakening or reflecting recession. The defensive profile is primarily U.S. Treasury ETFs and/or money market mutual funds. If Foxhall believes markets are continuing to weaken, it will choose to invest a greater portion of the portfolio in U.S. Treasury ETFs and/or money market funds. When Foxhall shifts to the defensive investment profile, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

Securities selection is based primarily on the relative strength of the securities. The portfolio will invest primarily in underlying portfolios, but may also invest directly in individual stocks, bonds, money market instruments, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The portfolio will invest, directly or indirectly, in securities that are tied economically to a number of countries throughout the world and may invest more than 25% of its assets in one country.

It is expected that the portfolio will hold approximately eighteen ETFs during a long-term market uptrend and fewer underlying portfolios in a market downtrend. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval. As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Balanced VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 25% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 25% and 75% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will vary between 0% and 100% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles. Under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Growth and Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s equity allocation will generally vary between 0% and 75% of its net assets. The equity allocation may involve any combination of domestic and non-U.S. ETFs or closed-end funds, consisting of any mixture of large, medium and small-cap styles and pursuing growth or value strategies. The portfolio’s bond allocation will generally vary between 0% and 25% of its net assets, but, under certain market conditions, up to 100% of the portfolio could be allocated to bond ETFs or closed-end funds (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency, commodity, real estate and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Hanlon Managed Income VP: The portfolio seeks to achieve its objective by investing primarily in a combination of underlying exchange traded funds (“ETFs”), closed-end funds and money market mutual funds (collectively, the “underlying portfolios”).

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

• The portfolio’s sub-adviser, Hanlon Investment Management, Inc. (“Hanlon”), seeks to achieve the portfolio’s objective by utilizing a tactical and strategic asset allocation process. Tactical management of the portfolio involves active allocation in and out of major asset classes, while the strategic asset allocation management involves seeking to identify and select the best asset classes within the major asset classes to invest in when invested and not in money market or similar investments. Hanlon believes that identifying positive trends in asset class price patterns is critical to long term investment success. Hanlon attempts to invest the portfolio’s assets during productive markets and to exit or stay out of markets that are displaying unproductive price trends.

• Under normal circumstances, the portfolio’s bond allocation will vary between 0% and 100% of its net assets (which may include domestic and non-U.S. government and corporate bonds of any credit rating). Hanlon may also invest in currency and interest rate ETFs or closed-end funds. The portfolio’s money market allocation will consist of all money not invested in ETFs or closed-end funds.

• The portfolio uses a tactical and strategic asset allocation strategy. This involves Hanlon regularly reviewing the portfolio’s allocation and making changes to favor investments it believes will provide the most favorable opportunity for achieving the portfolio’s objective. Hanlon may actively adjust the portfolio’s allocation between and among asset classes at any time to take advantage of short-term market opportunities, and may therefore hold some positions for a relatively short period of time. Other allocation decisions will be strategic and longer-term in nature. Hanlon will attempt to capture short-term market opportunities by actively trading the underlying portfolios.

• Hanlon may take a temporary defensive position if there are inadequate investment opportunities due to adverse or unstable market, economic, political or other conditions. If Hanlon does so, different factors could affect the portfolio’s performance and the portfolio may not achieve its investment objective.

It is expected that the portfolio will hold at least five underlying portfolios. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying portfolio at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds and certain ETFs. However, pursuant to exemptive orders issued by the U.S. Securities and Exchange Commission to certain ETFs, the portfolio is permitted to invest in these ETFs beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive orders. The portfolio may be prevented from fully allocating assets to an ETF or mutual fund due to these limitations.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying portfolios at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

Transamerica Index 35 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary. The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied volatility, AUIM may increase equity exposure to approximately 50% or may decrease equity exposure to approximately 15%. Notwithstanding the guidelines, AUIM may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 50 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary. The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied volatility, AUIM may increase equity exposure to approximately 65% or may decrease equity exposure to approximately 30%. Notwithstanding the guidelines, AUIM may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 75 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”) and/or institutional mutual funds.

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds. These percentages may vary. The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied volatility, AUIM may increase equity exposure to approximately 90% or may decrease equity exposure to approximately 55%. Notwithstanding the guidelines, AUIM may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Index 100 VP: The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

• Under normal circumstances, the portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), expects to allocate substantially all of the portfolio’s assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. These percentages may vary.

• AUIM decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

• The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

Each underlying ETF has its own investment objective, principal investment strategies and investment risks.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica International Moderate Growth VP: The portfolio seeks to achieve its investment objective by investing its assets in a broad mix of underlying Transamerica funds (the “underlying portfolios”).

• Under normal circumstances, it expects to allocate its investments in underlying portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging markets countries and in fixed-income securities of issuers in international developed markets. These percentages may vary.

• Allocation of assets among the underlying portfolios is based on such things as diversification, general market outlooks (both domestic and global), volatility in the equity markets, historical performance, global markets’ current valuations, and other global economic factors. Allocation to high yield bonds will not exceed 10% of the fixed-income allocation of the portfolio, and will not exceed 5% of the overall portfolio’s assets.

• The portfolio may periodically adjust its allocations to favor investments in those underlying portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

• The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio’s portfolio construction manager, Morningstar Associates, LLC (the “Portfolio Construction Manager”), determines the portfolio’s asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio’s asset allocations and underlying portfolios at any time without notice to shareholders and without shareholder approval.

Transamerica Jennison Growth VP: The portfolio's sub-adviser, Jennison Associates LLC (“Jennison”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion that Jennison considers to have above average prospects for growth. These companies are generally medium- to large-capitalization companies.

The sub-adviser uses a “bottom up” approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

In selecting stocks for the portfolio, the sub-adviser looks for companies with the following financial characteristics:

• superior absolute and relative earnings growth

• above average revenue and earnings per share growth

• sustainable or improving profitability

• strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the Standard & Poor’s 500 Index (“S&P 500 Index”). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 Index company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

• strong market position with a defensible franchise

• unique marketing competency

• strong research and development leading to superior new product flow

• capable and disciplined management

Such companies generally trade at high prices relative to their current earnings.

The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Core Bond VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”) seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's assets in bonds, including (without limitation):

• U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

• Medium- to high-quality corporate bonds

• Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (“CMOs”)

• Asset-backed securities

• Commercial Mortgage Backed Securities (“CMBS”)

Generally, such bonds will have intermediate to long maturities.

To a lesser extent it may invest in:

• U.S. dollar-denominated foreign bonds

• Short-term securities, including agency discount notes, commercial paper and money market funds

The portfolio may invest in bonds and other debt securities that are rated in the lowest investment grade category. The portfolio's average weighted maturity will ordinarily range between four and 12 years, although the portfolio may shorten its average weighted maturity if deemed appropriate for temporary defensive purposes. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in the portfolio calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the portfolio's sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the portfolio's portfolio. Therefore, in the case of the portfolio, which may hold mortgage-backed securities, its average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the cash flows in the securities held by the portfolio given certain prepayment assumptions.

JPMorgan analyzes four major factors in managing and constructing the portfolio's portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individuals securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the portfolio can invest. The portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The portfolio may use derivatives as a substitute for various investments, to alter the investments characteristics of the portfolio, for risk management and/or to increase income or gain to the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market economic, or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Enhanced Index VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. Industry by industry, the portfolio’s weightings are generally similar to those of the S&P 500 Index. The portfolio normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

Within each industry, the portfolio’s sub-adviser may modestly overweight stocks that it views as undervalued or fairly valued while modestly underweighting or not holding stocks that it views as overvalued. The sub-adviser employs a three-step process in valuing stocks:

• Research — The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company’s real growth potential.

• Valuation — The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

• Stock Selection — The portfolio’s sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

• High potential reward compared to potential risk

• Temporary mispricings caused by market overreactions

The portfolio normally invests primarily in common stocks. During ordinary market conditions, the portfolio’s sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

• U.S. government securities

• Bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

• Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

• Repurchase agreements

• Short-term bonds and notes with remaining maturities of 13 months or less

The portfolio may use index futures to equitize cash.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Mid Cap Value VP: The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of net assets in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

The portfolio will normally only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy. The portfolio may invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica JPMorgan Tactical Allocation VP: The portfolio’s sub-adviser, J.P. Morgan Investment Management Inc. (“JPMorgan”), seeks to achieve the portfolio’s objective by allocating, under normal circumstances, substantially all of the portfolio’s assets to a mix of asset classes. Generally, the portfolio will strategically allocate its assets as follows: 20% of portfolio assets in U.S. equity securities, 5% of portfolio assets in foreign equity securities, and 75% of portfolio assets in U.S. core bond securities. The portfolio will primarily hold separate equity and fixed income securities as well as 10% allocation to JPMorgan-advised mutual funds.

In addition to the strategic asset allocation, the portfolio utilizes a risk-controlled tactical asset allocation strategy designed to generate additional return by over/underweighting asset classes that JPMorgan believes are poised to appreciate/depreciate. The tactical asset allocation process incorporates quantitative models that measure the relative attractiveness of different equity and bond markets around the world with the fundamental views of a group of senior investors. The tactical positions are typically implemented using futures contracts, but may also include the use of mutual funds and exchange traded funds (“ETFs”) to access markets that lack active futures contracts (e.g., emerging markets equity, high yield bonds, real estate investment trusts (“REITs”), emerging markets debt). The combined position size for U.S. REITs and International REITs shall not exceed 5% at time of purchase. The combined positions size for emerging markets equity and emerging markets debt shall not exceed 5% at time of purchase.

Limitations on Investing in Other Investment Companies. The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to Transamerica Asset Management, Inc. and Transamerica Series Trust, the portfolio is permitted to invest in shares of other investment companies beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Madison Balanced Allocation VP: The portfolio’s sub-adviser, Madison Asset Management, LLC (“Madison”) seeks to achieve the portfolio’s investment objective by investing its assets primarily in shares of underlying Madison advised mutual funds and Transamerica-advised mutual funds (the “underlying portfolios”). Although actual allocations may vary, the portfolio’s asset allocation among asset classes and is expected to be within the following ranges:

 0% to 5% money market funds;

 29% to 70% debt securities (e.g., bond funds and convertible bond funds);

 0% to 5% below-investment grade debt securities (e.g., high income funds);

 30% to 66% equity securities (e.g., U.S. stock funds);

 0% to 15% foreign securities (e.g., international stock and bond funds); and

 0% to 5% alternative asset classes (e.g., real estate investment trust funds, natural resources funds and precious metal funds).

Under normal circumstances, the portfolio’s allocation among underlying portfolios will be based on an asset allocation model developed by Madison. Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the portfolio, including:

• Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do not move together); and the portfolio’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

• Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the portfolio under different economic and market conditions.

• Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

The portfolio’s composite benchmark consists of the following: 38% Russell 1000 Index; 10% Morgan Stanley Capital International – Europe, Australasia, Far East Index, 2% Russell 2000 Index and 50% Barclays Capital U.S. Aggregate Bond Index.

The portfolio’s allocation to high yield bonds will normally not exceed 5% of the portfolio’s assets. Under normal circumstances, the portfolio will, through its investments in underlying portfolios, hold at least 25% of its assets in non-convertible fixed-income securities.

The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied volatility, Madison may increase equity exposure to approximately 66% or may decrease equity exposure to approximately 30%. Notwithstanding the guidelines, Madison may elect to allocate fewer assets to equity underlying portfolios when it believes it is advisable to do so. In addition, Madison has established a risk management sleeve within the portfolio in which assets are set aside for the purpose of risk reduction when and if conditions exist that require risk reduction of equity exposure.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

Limitations on Investing in Other Investment Companies. The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to Transamerica Asset Management, Inc. and Transamerica Series Trust, the portfolio is permitted to invest in shares of other investment companies beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order.

It is not possible to predict the extent to which the portfolio will be invested in a particularly underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Madison Conservative Allocation VP: The portfolio’s sub-adviser, Madison Asset Management, LLC (“Madison”) seeks to achieve the portfolio’s investment objective by investing its assets primarily in shares of underlying Madison advised mutual funds and Transamerica-advised mutual funds (the “underlying portfolios”). Although actual allocations may vary, the portfolio’s asset allocation among asset classes is expected to be within the following ranges:

 0% to 5% money market funds;

 39% to 90% debt securities (e.g., bond funds and convertible bond funds);

 0% to 5% below-investment grade debt securities (e.g., high income funds);

 10% to 46% equity securities (e.g., U.S. stock funds);

 0% to 11% foreign securities (e.g., international stock and bond funds); and

 0% to 5% alternative asset classes (e.g., real estate investment trust funds, natural resources funds and precious metal funds).

Under normal circumstances, the portfolio’s allocation among underlying portfolios will be based on an asset allocation model developed by Madison. Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the portfolio, including:

• Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do not move together); and the portfolio’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

• Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the portfolio under different economic and market conditions.

• Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

The portfolio’s composite benchmark consists of the following: 23% Russell 1000 Index; 6% Morgan Stanley Capital International – Europe, Australasia, Far East Index; 1% Russell 2000 Index and 70% Barclays Capital U.S. Aggregate Bond Index.

The portfolio’s allocation to high yield bonds will normally not exceed 5% of the portfolio’s assets.

The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied volatility, Madison may increase equity exposure to approximately 46% or may decrease equity exposure to approximately 10%. Notwithstanding the guidelines, Madison may elect to allocate fewer assets to equity underlying portfolio when it believes it is advisable to do so. In addition, Madison has established a risk management sleeve within the portfolio in which assets are set aside for the purpose of risk reduction when and if conditions exist that require risk reduction of equity exposure.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to Transamerica Asset Management, Inc., the portfolio is permitted to invest in shares of other investment companies beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order.

It is not possible to predict the extent to which the portfolio will be invested in a particularly underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Madison Diversified Income VP: Under normal circumstances, the portfolio’s sub-adviser, Madison Asset Management, LLC (“Madison”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in a broad mix of securities including bonds, U.S. stocks, foreign stocks, and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and price stocks and bonds. Equity securities are chosen based on the size and growth potential of their dividends. Bonds (including investment grade and mortgage- or asset-backed) may constitute up to 100% of the portfolio’s assets. Stocks (common, preferred and convertible bonds) may constitute up to 42% of the portfolio’s assets. The portfolio does not intend to hold real estate or high yield securities.

The balance between the two strategies of the portfolio – i.e., fixed income investing and equity investing –is generally targeted at 60% fixed income and 40% equity, but is ultimately determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.

The portfolio may also invest in exchange traded funds (“ETFs”) that are registered investment companies and may also write (sell) covered call options, up to 5% of its assets when deemed appropriate by the portfolio managers, in order to generate additional income through the collection of option premiums.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Madison Large Cap Growth VP: The portfolio’s sub-adviser, Madison Asset Management, LLC (“Madison”), seeks to achieve the portfolio’s investment objective by investing its assets primarily in common stocks of larger companies.

Under normal circumstances, the portfolio invests at least 80% of its assets in securities of large cap stocks. Madison generally defines large cap stocks as stocks with market capitalization of the companies in the Russell 1000® Growth Index. The median market capitalization of companies represented in the index was $5.9 billion as of December 31, 2010. The portfolio seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a “growth” approach. The portfolio will normally diversify its holdings among various industries and among companies within those industries. The portfolio may also invest in warrants, preferred stocks and convertible securities, and may invest up to 25% of its assets in foreign securities, including American Depository Receipts (“ADRs”) of emerging market securities.

The portfolio may also invest in exchange traded funds (“ETFs”) that are registered investment companies. The portfolio has an active trading strategy which will lead to more portfolio turnover than a more passively-managed portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Madison Moderate Growth Allocation VP: The portfolio’s sub-adviser, Madison Asset Management, LLC (“Madison”) seeks to achieve the portfolio’s investment objective by investing its assets primarily in shares of underlying Madison advised mutual funds and Transamerica-advised mutual funds (the “underlying portfolios”). Although actual allocations may vary, the portfolio’s asset allocation among asset classes is expected to be within the following range:

 0% to 5% money market funds;

 14% to 55% debt securities (e.g., bond funds and convertible bond funds);

 0% to 5% below-investment grade debt securities (e.g., high income funds);

 45% to 81% equity securities (e.g., U.S. stock funds);

 0% to 18% foreign securities (e.g., international stock and bond funds); and

 0% to 5% alternative asset classes (e.g., real estate investment trust funds, natural resources funds and precious metal funds).

Under normal circumstances, the portfolio’s allocation among underlying portfolios will be based on an asset allocation model developed by Madison. Madison may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:

• Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do not move together); and the portfolio’s aim to achieve a favorable overall risk profile for any targeted level of portfolio return.

• Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the portfolio under different economic and market conditions.

• Fundamental analysis. This approach draws upon Madison’s equity and fixed income professionals to judge each asset class against current and forecasted market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.

The portfolio’s composite benchmark consists of the following: 49% Russell 1000 Index; 13% Morgan Stanley Capital International – Europe, Australasia, Far East Index; 3% Russell 2000 Index and 35% Barclays Capital U.S. Aggregate Bond Index.

The portfolio’s allocations to high yield bonds will normally not exceed 5% of the portfolio’s assets.

The portfolio is subject to implied volatility guidelines. Based on these guidelines and the level of implied volatility, Madison may increase equity exposure to approximately 81% or may decrease equity exposure to approximately 45%. Notwithstanding the guidelines, Madison may elect to allocate fewer assets to equity underlying portfolios when it believes it is advisable to do so. In addition, Madison has established a risk management sleeve within the portfolio in which assets are set aside for the purpose of risk reduction when and if conditions exist that require risk reduction of equity exposure.

Each underlying portfolio has its own investment objective, principal investment strategies and investment risks.

Limitations on Investing in Other Investment Companies: The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs and institutional mutual funds. However, pursuant to an exemptive order issued by the Securities and Exchange Commission to Transamerica Asset Management, Inc., the portfolio is permitted to invest in shares of other investment companies beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order.

It is not possible to predict the extent to which the portfolio will be invested in a particularly underlying portfolio at any time. The portfolio may be a significant shareholder in certain underlying portfolios.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica MFS International Equity VP: The portfolio's sub-adviser, MFS® Investment Management (“MFS”), seeks to achieve the portfolio's objective (capital growth) by investing, under normal circumstances, at least 80% of the portfolio's net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio normally invests primarily in equity securities of foreign companies, including emerging market equity securities. The portfolio may invest a relatively large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the portfolio, MFS is not constrained to any particular investment style. MFS may invest the portfolio's assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies) in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the portfolio's assets in companies of any size.

MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

MFS uses a “bottom-up” investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Active International Allocation VP: The portfolio’s sub-adviser is Morgan Stanley Investment Management Inc. (“MSIM”). Under normal circumstances, the portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSIM utilizes a “top-down” approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSIM seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

When a sub-adviser uses a “top-down” approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

MSIM analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International - Europe, Australasia, Far East Index (the “MSCI EAFE Index”). These countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

MSIM views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. MSIM — on an ongoing basis — establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio’s assets among the countries and/or sectors based on their assigned weighting. Within each country and/or sector, MSIM will invest in “baskets” of common stocks and other equity securities in an effort to match the performance of that country and/or sector. The portfolio may invest in emerging markets or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging markets or developing countries. MSIM generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The portfolio may invest up to 10% of its net assets in foreign real estate companies, which are similar to entities organized and operated as real estate investment trusts (“REITs”) in the United States. Investing in foreign real estate companies makes the portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. REITs and mutual funds, have expenses, including management and administration fees that are paid by their shareholders. As a result, shareholders will absorb their proportional share of duplicate levels of fees when the portfolio invests in foreign real estate companies.

MSIM may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Capital Growth VP: The portfolio's sub-adviser, Morgan Stanley Investment Management Inc. (“MSIM”), under normal circumstances, seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000® Growth Index. The median market capitalization of companies represented in the index was $5.9 billion as of December 31, 2010. Under normal market conditions, MSIM generally intends to focus on companies with market capitalization of $10 billion or more.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. In determining compliance with any percentage limitation or requirement regarding the use or investment of portfolio assets, the portfolio will take into account derivative or synthetic instruments or other positions that, in the judgment of MSIM, have economic characteristics similar to the applicable category of investments.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. MSIM considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The portfolio may invest in privately placed securities.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Growth Opportunities VP: The portfolio's sub-adviser, Morgan Stanley Investment Management Inc. (“MSIM”), under normal circumstances, invests at least 80% of the portfolio's assets in common stocks of mid cap companies. MSIM seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2010 was between $752 million and $22.1 billion.

MSIM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, rights and warrants, and debt securities. The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

MSIM may invest up to 25% of the portfolio's assets in securities of foreign companies, including issuers located in emerging market or developing countries. MSIM considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated by U.S. dollars or in currencies other than U.S. dollars.

The portfolio may invest in privately placed securities and initial public offerings.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs. To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Morgan Stanley Mid-Cap Growth VP: The portfolio's sub-adviser, Morgan Stanley Investment Management Inc. (“MSIM”), under normal circumstances, invests at least 80% of the portfolio's assets in common stocks of mid cap companies. MSIM seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2010 was between $752 million and $22.1 billion.

MSIM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward profile. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small-and large-sized companies, as well as preferred stocks, rights and warrants, and debt securities. The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. Derivative instruments used by the portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

MSIM may invest up to 25% of the portfolio's assets in securities of foreign companies, including issuers located in emerging market or developing countries. MSIM considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the portfolio may invest may be denominated by U.S. dollars or in currencies other than U.S. dollars.

The portfolio may invest in privately placed securities and initial public offerings.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (“REITs”).

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested in the instruments described above except that at least a small portion of portfolio assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs. To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to “equitize” the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi-Managed Balanced VP: The portfolio's sub-advisers, BlackRock Financial Management, Inc. (“BlackRock”) and J.P. Morgan Investment Management Inc. (“JPMorgan”), seek to achieve the portfolio's objective by investing approximately 60% of its assets in equity securities and 40% of its assets in fixed-income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).

Equity component - JPMorgan seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the equity component’s net assets in equity securities of large- and medium-capitalization U.S. companies. The portfolio may invest in foreign companies. JPMorgan will normally keep the equity component as fully invested in equity securities as practicable. Industry by industry, the portfolio's weightings are generally similar to those of the Standard & Poor’s 500® Index (“S&P 500 Index”). JPMorgan normally does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500 Index.

Fixed income component - The fixed income component of the portfolio is normally invested primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees. Its dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years). The portfolio may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations, collateralized bond obligations and collateralized debt obligations), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies. Up to 20% of the fixed income component may be invested in any or all of non-dollar securities, high yield debt securities and emerging market securities.

The portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, swaps, and forward currency contracts. These investment strategies may be employed to attempt to alter investment characteristics of the portfolio's portfolio, but they also may be used to generate income.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Multi Managed Large Cap Core VP: The portfolio co-sub-advised by Morgan Stanley Investment Management Inc. (“MSIM”) and Invesco Advisers, Inc. (“Invesco”). MSIM manages the growth component of the portfolio and Invesco manages the portfolio’s value component. Under normal circumstances, the portfolio invests at least 80% of its assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-advisers believe have strong free cash flow and earnings growth potential or are undervalued. The sub-advisers emphasize individual security selection.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks. In determining compliance with any percentage limitation or requirement regarding the use or investment of portfolio assets will take into account derivative or synthetic instruments or other positions that, in the judgment of the respective sub-adviser have economic characteristics similar to the applicable category of investments.

The portfolio may invest up to 10% of its total assets in real estate investment trusts (“REITs”).

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging market or developing countries. Each sub-adviser considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular company could be deemed to be from more than one country. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The portfolio spans both growth and value styles of investing, and is managed by two separate sub-advisers, a growth team at MSIM and a value team at Invesco. Both inflows and outflows will be allocated equally between the two investment styles. In addition, MSIM will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

Growth — The MSIM team seeks capital appreciation by investing primarily in established and emerging companies.

The sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The sub-adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Value — Invesco emphasizes a value style of investing seeking well-established, undervalued companies believed by Invesco to possess the potential for capital growth and income. Portfolio securities are typically sold when Invesco’s assessments of the capital growth and income potential of such securities materially change

The portfolio may invest in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may take temporary defensive positions in cash and short-term debt securities without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica PIMCO Real Return TIPS VP: The portfolio's sub adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in Treasury Inflation Indexed Securities (also referred to as Treasury Inflation Protected Securities or “TIPS”) of varying maturities. TIPS are inflation protected indexed bonds that are structured to provide protection against inflation, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (“CPIU”) as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this portfolio normally varies within three years (plus or minus) of the duration of the Barclays Capital U.S. Treasury Inflation Protected Securities Index, which as of December 31, 2010 was 3.96 years. Additional inflation protected investments may include inflation-indexed bonds issued by agencies of the U.S. government, government sponsored enterprises, non-U.S. governments, U.S. corporations and foreign companies.

Other investments may include mortgage-related securities, including stripped mortgage-related securities; other fixed-income securities, including corporate bonds and notes, asset backed securities, and money market instruments; and derivative instruments and forward commitments relating to the above securities.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The portfolio may invest in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks. The combined allocation to high yield bonds and emerging market bonds will not be permitted to exceed 5% of the portfolio's assets.

The portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swaps, subject to applicable law and any other restrictions described in the portfolio's prospectus or SAI. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is non-diversified.

Transamerica PIMCO Total Return VP: The portfolio's sub-adviser, Pacific Investment Management Company LLC (“PIMCO”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of the portfolio's net assets in fixed-income securities of varying maturities.

The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index, which as of December 31, 2010, was 4.98 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging markets countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets. The portfolio may also invest up to 10% of its total assets in preferred stocks. The portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-or asset-backed securities. The portfolio may engage in short sales. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica ProFund UltraBear VP: The portfolio seeks investment results for a single day only, not for longer periods. This means that the return of the portfolio for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from (200%) the inverse (opposite) of the return of the “Index” for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the portfolio’s return for the period as the return of the benchmark.

The portfolio invests in derivatives that ProFund Advisors LLC (“ProFund Advisors”), the portfolio’s sub-adviser, believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Standard & Poor’s 500® Index (the “Index”). Assets of the portfolio not invested in derivatives will typically be held in money market instruments.

The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected through a mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. As of January 31, 2011, the Index included companies with capitalizations between $1.5 billion and $406.8 billion. The average capitalization of the companies comprising the Index was approximately $24.5 billion.

The portfolio is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The portfolio is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

The portfolio is part of the insurer’s investment strategy to deliver the return promised by the insurance contracts and is only available as an investment option when certain benefits are selected by the investor. The portfolio is intended to limit the volatility of the investor’s overall portfolio, limit the investor’s downside and contribute to more consistent overall investment returns. An investment in the portfolio will also have the effect of limiting the overall portfolio’s potential upside. Consistent returns and limits on volatility are intended to reduce the insurer’s cost of proving certain benefits selected by the investor. The portfolio may not perform as intended.

The portfolio is part of the insurer’s investment strategy to deliver the return promised by the insurance contracts and is only available as an investment option when certain benefits are selected by the investor. The portfolio is intended to limit the volatility of an investor’s overall portfolio, limit the investor’s downside and contribute to more consistent overall investment returns. An investment in the portfolio will also have the effect of limiting the overall portfolio’s potential upside. Consistent returns and limits on volatility are intended to reduce the insurer’s cost of providing certain benefits selected by the investor. The portfolio may not perform as intended.

Derivatives - The portfolio invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The portfolio invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

• Futures Contracts - Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

• Swap Agreements - Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

• Options on Securities and Stock Indexes and Investments Covering such Positions – Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain day. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

Money Market Instruments - The portfolio invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the portfolio should hold to approximate the performance of its benchmark. The portfolio may gain exposure to only a representative sample of the securities in the underlying Index, which is intended to have aggregate characteristics similar to those of the underlying Index. ProFund Advisors does not invest the assets of the portfolio in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the portfolio. The portfolio seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the portfolio will seek to position its portfolio so that its exposure to its benchmark is consistent with the portfolio’s investment objective. The impact of the Index’s movements during the day will affect whether the portfolio’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the portfolio should fall, meaning that the portfolio’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the portfolio should rise, meaning the portfolio’s exposure will need to be increased.

The portfolio will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

The portfolio is non-diversified.

Transamerica Systematic Small/Mid Cap Value VP: The portfolio's sub-adviser, Systematic Financial Management L.P. (“Systematic”), seeks to achieve the portfolio's objective by investing, under normal circumstances, at least 80% of the portfolio's net assets in small- and mid-cap equity securities (U.S. Equity securities, ADRs and foreign securities trading on U.S. markets). The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $20 billion or within the range of the Russell 2500® Index, whichever is broader at the time of purchase.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings and price/cash flow ratios. Systematic’s security selection process generally favors companies with positive earnings dynamics, manageable debt levels and good cash flows. Trends in balance sheet items including inventories, accounts receivable, and payables are scrutinized as well. Systematic also reviews the company’s products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

The portfolio may invest up to 10% of its total assets in the securities of foreign issuers, including ADRs and foreign securities trading on U.S. markets.

Systematic employs a fully invested strategy. Therefore, under normal market conditions, cash and cash equivalents are generally less than 5% of the portfolio value.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica T. Rowe Price Small Cap VP: The portfolio’s sub-adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), seeks to achieve the portfolio’s objective by investing, under normal circumstances, at least 80% of its net assets in small-cap growth companies.

Small-cap companies are currently defined by the sub-adviser as companies whose market capitalization falls within the range of companies in the Morgan Stanley Capital International U.S. Small Cap Growth Index (“MSCI U.S. Small Cap Growth Index”), which was approximately $48.06 million to $5.17 billion as of December 31, 2010, but the range will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio’s initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range.

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not, under normal circumstances, constitute more than 50% of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a “bottom-up” manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/ earnings or price/book value ratios, for example) and projected earnings and sales growth, capital usage, and earnings quality. T. Rowe Price also considers portfolio risk characteristics in the process of portfolio construction.

While the portfolio normally invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets) or exchange traded funds in pursuit of its investment objective. The portfolio may, but not need, invest in derivatives, including stock index futures and options.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica Third Avenue Value VP: The portfolio's sub-adviser, Third Avenue Management LLC (“Third Avenue”), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio's assets in common stocks of U.S. and non-U.S. issuers. The portfolio seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high-quality assets and a relative absence of liabilities) at a discount to what the sub-adviser believes is their intrinsic value. The portfolio also seeks to acquire senior securities, such as debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating) that the sub-adviser believes are undervalued. High yield bonds are commonly known as “junk bonds.”

Third Avenue employs an opportunistic, “bottom-up” research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

• Strong Finances — the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

• Competent Management — the company’s management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

• Understandable Business — comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

• Discount to Private Market Value — the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities.

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

The portfolio is a non-diversified portfolio.

Transamerica WMC Diversified Equity VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic equity securities. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio's sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio's portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio's objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Transamerica WMC Diversified Growth II VP: The portfolio invests, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth-oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria.

The portfolio’s sub-adviser, Wellington Management Company, LLP (“Wellington Management”), uses what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Fundamental analysis involves the assessment of a company’s business environment, market share, management, global expansion plans, balance sheet, income statement, anticipated earnings, revenues, and other related measures of value.

Wellington Management continually monitors every company in the portfolio’s portfolio for fundamental attractiveness. The portfolio typically sells an investment when the investment achieves its anticipated potential, the company begins to show deteriorating relative fundamentals or alternative investments become sufficiently more attractive.

Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar denominated securities of foreign issuers).

The portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

More On The Risks Of Investing In The Portfolios

Principal Investment Risks: The following provides additional information regarding the risks of investing in the portfolios as described at the front of the prospectus.

Active Investor: A significant portion of assets invested in the portfolio come from professional money managers and investors who use the portfolio as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the portfolio may have a negative impact on the portfolio’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the portfolio’s expense ratio may vary from current estimates or the historical ratio disclosed in this prospectus.

Active Trading: Certain portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.

Asset Allocation: The sub-adviser allocates a portfolio's assets among various underlying portfolios. These allocations may be unsuccessful in maximizing a portfolio's return and/or avoiding investment losses.

Bank Obligations: If a portfolio concentrates in U.S. bank obligations, a portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Cash Management and Defensive Investing: Money market instruments or short-term debt securities held by the portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio's yield will go down. If a significant amount of the portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Commodities: Because a portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, a portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Concentration: A portfolio will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the portfolio. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the portfolio will be more susceptible to the risks associated with that industry than a portfolio that does not concentrate its investments.

Convertible Securities: Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Correlation and Compounding: A number of factors may affect the portfolio’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the portfolio will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the portfolio from achieving its investment objective. The risk of the portfolio not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the portfolio has a single day investment objective, the portfolio’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the portfolio objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Counterparty: The portfolio will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the portfolio or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.

Country, Sector or Industry Focus: To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if a portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CPIU Measurement: The Consumer Price Index for Urban Consumers (“CPIU”) is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services.

Credit: If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the portfolio fails to pay, otherwise defaults, becomes insolvent or files for bankruptcy or is perceived to be less creditworthy, or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the portfolio could decline. The portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. If the portfolio enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the portfolio will be subject to the credit risk presented by the counterparty. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default, are considered speculative and may involve significant risk of exposure to adverse conditions. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks. The portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Currency: When a portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a portfolio's investments in foreign currency denominated securities may reduce the returns of a portfolio.

Currency Hedging: A portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another may remove a portfolio's opportunity to profit from the original currency and involves a risk of increased losses for a portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

Defensive Investing: Short-term debt securities held by a portfolio for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a portfolio holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In that case, the portfolio would not earn income on the cash and the portfolio's yield would go down. If a significant amount of the portfolio's assets are used for defensive investing purposes, it will be more difficult for the portfolio to achieve its objective.

Derivatives: Derivatives involve special risks and costs and may result in losses to the portfolio. Using derivatives can have a leveraging effect which may increase investment losses and may increase portfolio volatility. Even a small investment in derivatives can have a disproportionate impact on a portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a portfolio, especially in abnormal market conditions. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Derivatives also tend to involve greater liquidity risk. The portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. The portfolio's use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the portfolio than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the portfolio. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the portfolio enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the portfolio's exposure to loss, however, and the portfolio will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the portfolio's derivative exposure. If the segregated assets represent a large portion of the portfolio's portfolio, this may impede portfolio management or the portfolio's ability to meet redemption requests or other current obligations.

Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

Early Close/Late Close/Trading Halt: An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the portfolio being unable to buy or sell certain securities or derivatives. In such circumstances, the portfolio may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets: Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Equity and Market: The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the portfolio to decrease.

Equity Securities: Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Exchange Traded Funds (“ETFs”): ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. ETFs typically seek to track an index, a commodity or a basket of assets like an index fund, but trade like a stock on an exchange. A portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests. An investment in an ETF generally presents the same primary risks as an investment in a conventional portfolio (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s share may not develop or be maintained; or (iii) trading of an ETF’s share may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Fixed-Income Securities: The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

• interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

• prepayment or call risk: declining interest rates may cause issuers of securities held by the fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a portfolio to reinvest in lower yielding securities

• extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

• credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, becoming insolvent or filing for bankruptcy, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A portfolio may incur expenses to protect the portfolio's interest in securities experiencing these events. A fund is subject to more credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default, are considered speculative and may involve significant risk of exposure to adverse conditions. These securities may be in default or in danger of default as to principal and interest. If a portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be more greatly affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a portfolio, or if an issuer of such a security has difficulty meeting its obligations, a portfolio may become the holder of a restructured security or of underlying assets. In that case, a portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing: To the extent a portfolio invests in a limited number of issuers, its performance may be more volatile than portfolios that hold a greater variety of securities.

Foreign Securities: Investments in foreign securities, including foreign securities represented by American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

• different accounting and reporting practices

• less information available to the public

• less (or different) regulation of securities markets

• more complex business negotiations

• less liquidity

• more fluctuations in prices

• delays in settling foreign securities transactions

• higher costs for holding shares (custodial fees)

• higher transaction costs

• vulnerability to seizure and taxes

• political or financial instability and small markets

• different market trading days

Geographic: Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Growth Stocks: Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Hard Assets: A portfolio is subject to risks associated with investing indirectly in hard assets, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. A portfolio's indirect investments in hard assets may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

High-Yield Debt Securities: High-yield debt securities, or junk bonds, are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Hybrid Instruments: Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a portfolio to leverage risks or carry liquidity risks.

Increase in Expenses: Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.

IPOs: Initial public offerings (“IPOs”) are subject to specific risks which include, among others:

• high volatility;

• no track record for consideration;

• securities may be illiquid; and

• earnings are less predictable.

Interest Rate: Fixed-income securities have varying levels of sensitivity to changes in interest rates. In general, the price of a fixed-income security tends to fall when interest rates rise and can rise when interest rates fall. A change in interest rates will not have the same impact on all fixed-income securities. Generally, the longer the maturity or duration of a fixed-income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the portfolio, and the portfolio’s yield, may decline.

Certain fixed-income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The fund’s yield may decline due to a decrease in market interest rates.

Inflation protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate (Transamerica AEGON Money Market VP): The interest rates on short-term obligations held in a fund’s portfolio will vary, rising or falling with short-term interest rates generally. A portfolio's yield will tend to lag behind general changes in interest rates.

The ability of a portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Inverse Correlation: Shareholders should lose money when the Index rises—a result that is the opposite from traditional funds.

Investing Aggressively: The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time. Rights, options and futures contracts may not be exercised and may expire worthless. Warrants and rights may be less liquid than stocks. Use of futures and other derivatives may make a portfolio more volatile.

Investment Companies: To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

Leveraging: When a portfolio engages in transactions that have a leveraging effect on it, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of a portfolio's underlying assets or creates investment risk with respect to a larger pool of assets than a portfolio would otherwise have. A portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Liquidity: Liquidity risk exists when particular investments are difficult to sell. Although most of a portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a portfolio, particularly during periods of market turmoil. When a portfolio holds illiquid investments, a portfolio may be harder to value, especially in changing markets, and if a portfolio is forced to sell these investments to meet redemptions or for other cash needs, a portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Loans: A portfolio may invest in certain commercial loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet a portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a portfolio.

Market: The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. The fund may experience a substantial or complete loss on any individual security. The equity and debt capital markets in the U.S. and internationally have experienced unprecedented volatility. The financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken various steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Medium-Sized Companies: Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mid Cap Securities: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Money Market Funds: An investment in a money market fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although money market funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.

Mortgage-Related and Asset-Backed Securities: Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae (formally known as Federal National Mortgage Association) or Freddie Mac (formally known as Federal Home Loan Mortgage Corporation) or by agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful.

Non-Diversification: Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because a portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Portfolio Selection: The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.

Portfolio Turnover: A portfolio may engage in a significant number of short-term transactions, which may adversely affect a portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio. A portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income when distributed to shareholders.

Preferred Stock: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Prepayment or Call: Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the portfolio to replace a corporate loan, corporate debt security or other investment with a lower yielding security. This may adversely affect the portfolio's net asset value.

Real Estate Investment Trusts (“REITS”): Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Real Estate Securities: Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include, without limitation:

• declining real estate value

• risks relating to general and local economic conditions

• over-building

• increased competition for assets in local and regional markets

• increases in property taxes

• increases in operating expenses or interest rates

• change in neighborhood value or the appeal of properties to tenants

• insufficient levels of occupancy

• inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

Redemption (Transamerica AEGON Money Market VP): The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. If the portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the portfolio's ability to maintain a stable $1.00 share price may be affected. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

Repurchase Agreements: Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the other party to a repurchase agreement defaults on its obligation, a portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value declines, a portfolio could lose money.

Rule 144A and Privately Placed Securities: “Rule 144A” and other privately placed securities are securities that are not registered for sale to the public and thus are considered “restricted.” They may only be resold to certain qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a portfolio could adversely affect the marketability of such security and a portfolio might be unable to dispose of such security promptly or at reasonable prices.

Securities Lending: Each portfolio, except Transamerica AEGON Money Market VP and each of the asset allocation funds, may lend securities to other financial institutions that provide cash or other securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a portfolio.

Short Sales: A short sale may be effected by selling a security that a portfolio does not own. In order to deliver the security to the purchaser, a portfolio borrows the security, typically from a broker-dealer or an institutional investor. A portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, a portfolio would incur a loss; conversely, if the price declines, a portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. A portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a portfolio held only long positions. A portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, a portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that a portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, a portfolio would forego the potential realization of the increased value of the shares sold short.

Smaller Companies: Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Small- or Medium-Sized Companies: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Sovereign Debt: Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as the fund) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Stocks: Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a fund holds fluctuate in price, the value of your investment in a portfolio will go up and down.

Tactical Asset Allocation: The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using asset management styles, including those based on fundamental analysis or strategic asset allocation. The sub-adviser’s evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that under perform other securities.

The management process might also result in the portfolio having exposure to asset classes, countries or regions, or industries or groups of industries that underperform other management styles. In addition, the portfolio’s risk profile with respect to particular asset classes, countries and regions, and industries may change at any time based on the sub-adviser’s allocation decisions.

Tax: In order to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code, the portfolio must meet certain requirements regarding, among other things, the composition of its income. Any income the portfolio derives from investments in certain hard asset ETFs, such as certain commodity ETFs, and from other non-qualifying sources must be limited to a maximum of 10% of the fund’s gross income. If the portfolio fails to meet the 10% requirement, the portfolio may be disqualified as a RIC, which case it would be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income might also be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC, shareholders of the portfolio could realize significantly diminished returns from their investment in the portfolio. In the alternative, the portfolio may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it would be subject to a tax equal to the amount by which the income from non-qualifying sources exceeds the 10% limit.

Underlying Portfolios: Because the portfolio invests its assets in various underlying portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying portfolios in which it invests. Each of the underlying portfolios in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying portfolios' shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying portfolio will be achieved. To the extent that the portfolio invests more of its assets in one underlying portfolio than in another, the portfolio will have greater exposure to the risks of that underlying portfolio. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying portfolios in which it invests.

U.S. Government Agency Obligations: Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Valuation: Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ--higher or lower--from the portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the portfolio may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the portfolio had not fair-valued the security or had used a different valuation methodology.

Value Investing: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity funds that use different investing styles. A portfolio may also underperform other equity funds using the value style.

Warrants and Rights: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Yield (Transamerica AEGON Money Market VP): The portfolio invests in short-term money market instruments. As a result, the amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the portfolio's expenses could absorb all or a significant portion of the portfolio's income, and, if a portfolio's expenses exceed the portfolio's income, a portfolio may be unable to maintain its $1.00 share price. If interest rates increase, a portfolio's yield may not increase proportionately. For example, TAM may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. The recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on a portfolio's yield. Under these new regulations, the portfolio may be required to maintain greater liquidity based on characteristics and anticipated liquidity needs of its shareholders and may have a lower yield than money market funds with a different shareholder base.

Zero Coupon Bonds: Zero coupon bonds pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically.

Please note that there are other factors that could adversely affect your investment in a portfolio and that could prevent the portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

SHAREHOLDER INFORMATION

Investment Adviser

Transamerica Series Trust's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Series Trust (“TST”). It oversees the operation of TST by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of TST is contained in the Statement of Additional Information (“SAI”).

Transamerica Asset Management, Inc. (“TAM”), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for TST. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreements with each portfolio's sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of portfolio securities and administration of the portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of the portfolio.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

AEGON USA Investment Management, LLC is an affiliate of TAM and TST.

Information contained in this prospectus may apply to portfolios of TST not offered in your policy or contract.

The portfolios may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Series Trust and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the Order, the portfolios have agreed to provide certain information about new sub-advisers and new sub-advisory agreements to their shareholders.

Advisory Fees

TAM receives compensation from each portfolio, calculated daily and paid monthly, based on an annual percentage of each portfolio's average daily net assets.

Advisory Fees Paid in 2010

For the fiscal year ended December 31, 2010, each portfolio paid the following advisory fee as a percentage of the portfolio's average daily net assets:

Name of Portfolio	Advisory Fee
Transamerica AEGON Active Asset Allocation – Conservative VP1	N/A
Transamerica AEGON Active Asset Allocation – Moderate Growth VP1	N/A
Transamerica AEGON Active Asset Allocation – Moderate VP1	N/A
Transamerica AEGON High Yield Bond VP	0.64%
Transamerica AEGON Money Market VP	0.35%
Transamerica AEGON U.S. Government Securities VP	0.55%
Transamerica AllianceBernstein Dynamic Allocation VP	0.75%
Transamerica Asset Allocation – Conservative VP	0.10%
Transamerica Asset Allocation – Growth VP	0.10%
Transamerica Asset Allocation – Moderate Growth VP	0.10%
Transamerica Asset Allocation – Moderate VP	0.10%
Transamerica BlackRock Global Allocation VP2	0.00%
Transamerica BlackRock Large Cap Value VP	0.73%

Name of Portfolio	Advisory Fee
Transamerica BlackRock Tactical Allocation VP	0.10%
Transamerica Clarion Global Real Estate Securities VP	0.79%
Transamerica Efficient Markets VP	0.42%
Transamerica Foxhall Emerging Markets/Pacific Rim VP	0.90%
Transamerica Foxhall Global Commodities & Hard Assets VP	0.90%
Transamerica Foxhall Global Conservative VP	0.90%
Transamerica Foxhall Global Growth VP	0.90%
Transamerica Hanlon Balanced VP	0.90%
Transamerica Hanlon Growth VP	0.90%
Transamerica Hanlon Growth and Income VP	0.90%
Transamerica Hanlon Managed Income VP	0.90%
Transamerica Index 35 VP	0.32%
Transamerica Index 50 VP	0.30%
Transamerica Index 75 VP	0.29%
Transamerica Index 100 VP	0.32%
Transamerica International Moderate Growth VP	0.10%
Transamerica Jennison Growth VP3	0.72%
Transamerica JPMorgan Core Bond VP	0.45%
Transamerica JPMorgan Enhanced Index VP	0.74%
Transamerica JPMorgan Mid Cap Value VP	0.82%
Transamerica JPMorgan Tactical Asset Allocation VP4	0.75%
Transamerica Madison Balanced Allocation VP5	N/A
Transamerica Madison Conservative Allocation VP5	N/A
Transamerica Madison Diversified Income VP6	N/A
Transamerica Madison Large Cap Growth VP7	N/A
Transamerica Madison Moderate Growth Allocation VP5	N/A
Transamerica MFS International Equity VP	0.90%
Transamerica Morgan Stanley Active International Allocation VP	0.85%
Transamerica Morgan Stanley Capital Growth VP	0.80%
Transamerica Morgan Stanley Growth Opportunities VP	0.80%
Transamerica Morgan Stanley Mid-Cap Growth VP	0.80%
Transamerica Multi-Managed Balanced VP8	0.76%
Transamerica Multi Managed Large Cap Core VP	0.75%
Transamerica PIMCO Real Return TIPS VP9	N/A
Transamerica PIMCO Total Return VP	0.62%
Transamerica ProFund UltraBear VP	0.85%
Transamerica Systematic Small/Mid Cap Value VP	0.80%
Transamerica T. Rowe Price Small Cap VP	0.75%
Transamerica Third Avenue Value VP	0.80%
Transamerica WMC Diversified Equity VP10	0.73%
Transamerica WMC Diversified Growth VP	0.71%
Transamerica WMC Diversified Growth II VP	0.30%

1 The portfolio commenced operations on May 1, 2011, and as such, there were no advisory fees paid as of December 31, 2010. Effective May 1, 2011, the advisory fee for the portfolio is 0.55% of the first $50 million of average daily net assets; 0.53% of average daily net assets over $50 million up to $250 million; and 0.51% of average daily net assets in excess of $250 million.

2 TAM currently waives its investment advisory fee.

3 Effective May 1, 2010, the advisory fee for the portfolio is 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to May 1, 2010, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.775% of average daily net assets over $250 million up to $500 million, 0.70% of average daily net assets over $500 million up to $1 billion; 0.675% of average daily net assets over $1 billion up to $1.5 billion; and 0.65% of average daily net assets in excess of $1.5 billion.

4 Effective May 1, 2011, the advisory fee for the portfolio is 0.70% of the first $500 million of average daily net assets; 0.675% of average daily net assets over $500 million up to $750 million; and 0.65% of average daily net assets in excess of $750 million. Prior to May 1, 2011, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.675% of average daily net assets over $500 million up to $750 million of average daily net assets; and 0.65% of average daily net assets in excess of $750 million.

5 The portfolio commenced operations on May 1, 2011, and as such, there were no advisory fees paid as of December 31, 2010. Effective May 1, 2011, the advisory fee for the portfolio is 0.15% of average daily net assets.

6 The portfolio commenced operations on May 1, 2011, and as such, there were no advisory fees paid as of December 31, 2010. Effective May 1, 2011, the advisory fee for the portfolio is 0.75% of average daily net assets.

7 The portfolio commenced operations on May 1, 2011, and as such, there were no advisory fees paid as of December 31, 2010. Effective May 1, 2011, the advisory fee for the portfolio is 0.80% of average daily net assets.

8 Effective May 1, 2010, the advisory fee for the portfolio is 0.75% of the first $500 million of average daily net assets; 0.65% of average daily net assets over $500 million up to $1 billion; and 0.60% of average daily net assets in excess of $1 billion. Prior to May 1, 2010, the advisory fee for the portfolio was 0.80% of the first $250 million of average daily net assets; 0.75% of average daily net assets over $250 million up to $500 million; 0.70% of average daily net assets over $500 million up to $1.5 billion; and 0.625% of average daily net assets in excess of $1.5 billion.

9 The portfolio commenced operations on May 1, 2011, and as such, there were no advisory fees paid as of December 31, 2010. Effective May 1, 2011, the advisory fee for the portfolio is 0.70% of the first $250 million of average daily net assets; 0.65% of average daily net assets over $250 million up to $750 million; 0.60% of average daily net assets over $750 million up to $1 billion; and 0.55% of average daily net assets in excess of $1 billion.

10 Effective May 1, 2010, the advisory fee for the portfolio is 0.73% of the first $500 million of average daily net assets; 0.70% of average daily net assets over $500 million up to $2.5 billion; and 0.65% of average daily net assets in excess of $2.5 billion. Prior to May 1, 2010, the advisory fee for the portfolio was 0.75% of the first $500 million of average daily net assets; 0.725% of average daily net assets over $500 million up to $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

A discussion regarding the Board of Trustees’ approval of each portfolio’s advisory arrangements is available in each portfolio’s semi-annual report for the period ended June 30, 2010, except for Transamerica AllianceBernstein Dynamic Allocation VP, which is available in the portfolio’s annual report for the fiscal period ended December 30, 2010. A discussion regarding the Board of Trustees’ approval for Transamerica AEGON Active Asset Allocation – Conservative VP, Transamerica AEGON Active Asset Allocation – Moderate Growth VP, Transamerica AEGON Active Asset Allocation – Moderate VP, Transamerica JPMorgan Tactical Allocation VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP, Transamerica Madison Diversified Income VP, Transamerica Madison Large Cap Growth VP, Transamerica Madison Moderate Growth VP, and Transamerica PIMCO Real Return TIPS VP will be available in each portfolio’s semi-annual report for the fiscal period ending June 30, 2011.

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar”), 22 West Washington Street, Chicago, IL 60602, is the portfolio construction manager for the portfolios listed below.

Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Growth VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Moderate VP

Transamerica International Moderate Growth VP

Pursuant to an Asset Allocation Management Agreement between TAM and Morningstar, the portfolio construction manager will make the portfolios' investment decisions, determine what portion of each asset allocation portfolio should be in the underlying portfolios and what portion, if any, should be held in U.S. Government securities, short-term commercial paper or other assets such as cash.

Portfolio Construction Manager Compensation*

For the fiscal year ended December 31, 2010, the portfolio construction manager received the following fees as a percentage of a portfolio's average daily net assets:

Transamerica Asset Allocation – Conservative VP  0.10%

Transamerica Asset Allocation – Growth VP   0.10%

Transamerica Asset Allocation Moderate Growth VP  0.10%

Transamerica Asset Allocation – Moderate VP   0.10%

Transamerica International Moderate Growth VP  0.10%

* Effective April 1, 2011, the portfolio construction manager's fee for each of the portfolios is 0.10% of the first $20 billion of average daily net assets; 0.09% of average daily net assets over $20 billion up to $30 billion; and 0.08% over $30 billion. The average daily net assets for the purpose of calculating fees will be determined on a combined basis with all TST portfolios managed by Morningstar, and all Transamerica Funds funds managed by Morningstar except Transamerica Multi-Manager Alternative Strategies Portfolio.

Portfolio Construction Team**

Each of the above listed portfolios is managed by a portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. The SAI provides additional information about the portfolio construction team’s compensation, other accounts managed by the portfolio construction team, and the portfolio construction team’s ownership in each portfolio.

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jon Hale, CFA/2006	Co-Portfolio Manager	Morningstar	Managing Investment Consultant
Dan McNeela, CFA/2010	Co-Portfolio Manager	Morningstar	Senior Consultant
Hal Ratner/2010	Co-Portfolio Manager	Morningstar	Senior Consultant
Michael Stout, CFA/2006	Co-Portfolio Manager	Morningstar	Senior Consultant

** Prior to joining the Portfolio Construction Team, Mr. Hale and Mr. Stout served as asset allocation consultants since each portfolio’s inception; Mr. Ratner served as an asset allocation consultant since 2003; and Mr. McNeela served as an asset allocation consultant since 2009.

Sub-Advisers

The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2010, the sub-advisers received the following sub-advisory fees as a percentage of a portfolio's average daily net assets:

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser

Transamerica AEGON Active Asset Allocation - Conservative VP1

Transamerica AEGON Active Asset Allocation – Moderate Growth VP1

Transamerica AEGON Active Asset Allocation – Moderate VP1

Transamerica AEGON High Yield Bond VP

Transamerica AEGON Money Market VP2

Transamerica AEGON U.S. Government Securities VP2

Transamerica Efficient Markets VP

Transamerica Index 35 VP

Transamerica Index 50 VP

Transamerica Index 75 VP

Transamerica Index 100 VP

	N/A N/A N/A 0.26% 0.11% 0.15% 0.12% 0.12% 0.10% 0.09% 0.12%	AEGON USA Investment Management, LLC (“AUIM”) 4333 Edgewood Road NE Cedar Rapids, IA 52499
Transamerica AllianceBernstein Dynamic Allocation VP2	0.40%	AllianceBernstein L.P. (“AllianceBernstein”) 1345 Avenue of the Americas New York, NY 10105
Transamerica BlackRock Tactical Allocation VP Transamerica Multi-Managed Balanced VP3	0.10% 0.35%	BlackRock Financial Management, Inc. (“BlackRock”) 55 East 52nd Street New York, NY 10055
Transamerica BlackRock Large Cap Value VP	0.28%	BlackRock Investment Management, LLC (“BlackRock”) 800 Scudders Mill Road Plainsboro, NJ 08536
Transamerica Clarion Global Real Estate Securities VP	0.39%	ING Clarion Real Estate Securities, LLC (“Clarion”) 201 King of Prussia Road Suite 600 Radnor, PA 19087
Transamerica Foxhall Emerging Markets/Pacific Rim VP Transamerica Foxhall Global	0.45% 0.45%	Foxhall Capital Management, Inc. (“Foxhall”) 35 Old Tavern Road

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Conservative VP Transamerica Foxhall Global Growth VP Transamerica Foxhall Global Commodities & Hard Assets VP	0.45% 0.45%	2nd Floor Orange, CT 06477
Transamerica Hanlon Balanced VP Transamerica Hanlon Growth VP Transamerica Hanlon Growth and Income VP Transamerica Hanlon Managed Income VP	0.45% 0.45% 0.45% 0.45%	Hanlon Investment Management, Inc. (“Hanlon”) 3393 Bargaintown Road, Suite 200 Egg Harbor Township, NJ 08234
Transamerica Jennison Growth VP 4	0.28%	Jennison Associates LLC (“Jennison”) 466 Lexington Avenue New York, NY 10017

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP5

Transamerica JPMorgan Mid Cap Value VP

Transamerica Multi-Managed Balanced VP3

Transamerica JPMorgan Tactical Asset Allocation VP6

	0.20% 0.30% 0.40% 0.35% 0.28%	J.P. Morgan Investment Management Inc. (“JPMorgan”) 270 Park Avenue New York, NY 10017

Transamerica Madison Balanced Allocation VP7

Transamerica Madison Conservative Allocation VP7

Transamerica Madison Diversified Income VP8

Transamerica Madison Large Cap Growth VP9

Transamerica Madison Moderate Growth Allocation VP7

	N/A N/A N/A N/A N/A	Madison Asset Management, LLC 550 Science Drive Madison, WI 53711
Transamerica MFS International Equity VP	0.43%	MFS® Investment Management (“MFS”) 500 Boylston Street Boston, MA 02116
Transamerica Morgan Stanley Active International Allocation VP Transamerica Morgan Stanley Capital Growth VP10 Transamerica Morgan Stanley Growth Opportunities VP11 Transamerica Multi Mid-Cap Growth VP	0.45% 0.41% 0.37% 0.40%	Morgan Stanley Investment Management Inc. (“MSIM”) 522 Fifth Avenue New York, NY 10036
Transamerica Multi Managed Large Cap Core VP	0.30%	MSIM and Invesco Advisers, Inc. (“Invesco”) 1555 Peachtree Street, N.E. Atlanta, GA 30309
Transamerica PIMCO Real Return TIPS VP12 Transamerica PIMCO Total Return VP	N/A 0.23%	Pacific Investment Management Company LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660
Transamerica ProFund UltraBear VP	0.56%	ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814
Transamerica Systematic Small/Mid Cap Value[13]	0.38%	Systematic Financial Management L.P. 300 Frank W. Burr Blvd. Glenpointe East 7th Floor Teaneck, NJ 07666

Portfolio	Sub-Advisory Fee	Name and Address of Sub-Adviser
Transamerica Third Avenue Value VP	0.40%	Third Avenue Management LLC (“Third Avenue”) 622 Third Avenue 32nd Floor New York, NY 10017
Transamerica T. Rowe Price Small Cap VP	0.35%	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
Transamerica WMC Diversified Equity VP14 Transamerica WMC Diversified Growth VP Transamerica WMC Diversified Growth II VP	0.32% 0.27% 0.27%	Wellington Management Company, LLP (“Wellington Management”) 280 Congress Street Boston, MA 02210

1 The portfolio commenced operations on May 1, 2011, and as such, there were no sub-advisory fees paid as of December 31, 2010. Effective May 1, 2011, the sub-advisory fee for the portfolio is 0.15% of the first $50 million of average daily net assets; 0.13% of average daily net assets over $50 million up to $250 million; and 0.11% of average daily net assets in excess of $250 million.

2  Includes fees paid to the portfolio’s previous sub-adviser.

3 Includes fees paid to the portfolio’s previous sub-adviser. Effective March 22, 2011, the sub-advisory fee is 0.25% of average daily net assets (JPMorgan) and 0.12% of the first $1 billion of average daily net assets; and 0.05% of average daily net assets in excess of $1 billion (BlackRock). For the JPMorgan portion of fees, the average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of Transamerica Series Trust, Transamerica Funds and Transamerica Partners funds managed by JPMorgan.

4 Effective November 18, 2010, the sub-advisory fee for the portfolio is 0.40% of the first $250 million of average daily net assets; 0.35% of average daily net assets over $250 million up to $500 million; 0.30% of average daily net assets over $500 million up to $1 billion; 0.25% of average daily net assets over $1 billion up to $1.5 billion and 0.22% of average daily net assets over $1.5 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of Transamerica Funds and Transamerica Partners funds managed by Jennison.

5 Effective March 22, 2011, the sub-advisory fee is 0.25% of average daily net assets. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of Transamerica Series Trust, Transamerica Funds and Transamerica Partners funds managed by JPMorgan.

6 Includes fees paid to the portfolio’s previous sub-adviser. Effective May 1, 2011, the sub-advisory fees for the portfolio is 0.336% of the first $150 million; 0.306% of average daily net assets over $150 million up to $500 million; 0.29% of average daily net assets over $500 million.

7 Effective May 1, 2011, the sub-advisory fee for the portfolio is 0.10% of average daily net assets.

8. Effective May 1, 2011, the sub-advisory fee for the portfolio is 0.30% of average daily net assets.

9 Effective May 1, 2011, the sub-advisory fee for the portfolio is 0.35% of average daily net assets.

10 Includes fees paid to the portfolio’s previous sub-adviser. Effective March 22, 2011, the sub-advisory fee for the portfolio is 0.30% of average daily net assets. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of Transamerica Series Trust and Transamerica Funds managed by MSIM.

11 Includes fees paid to the portfolio’s previous sub-adviser. Effective March 22, 2011, the sub-advisory fee for the portfolio is 0.40% of the first $1 billion of average daily net assets and 0.375% of average daily net assets over $1 billion. The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of Transamerica Funds managed by MSIM.

12 Effective May 1, 2011, the sub-advisory fee for the portfolio is 0.25% of the first $1 billion of average daily net assets and 0.20% of average daily net assets over $1 billion. The average daily net assets for purpose of calculating sub-advisory fees will be determined on a combined basis with a similar mandate of Transamerica Funds managed by PIMCO.

13 Includes fees paid to the portfolio’s previous sub-adviser. Effective March 22, 2011, the sub-advisory fee for the portfolio is 0.45% of the first $100 million of average daily net assets; 0.40% of average daily net assets over $100 million up to $350 million; 0.35% of average daily net assets over $350 million up to $1 billion; and 0.30% of average daily net assets over $1 billion. The average daily net assets for purpose of calculating sub-advisory fees will be determined on a combined basis with a similar mandate of Transamerica Funds managed by Systematic.

14 Includes fees paid to the portfolio’s previous sub-adviser. Effective March 22, 2011, the sub-advisory fees for the portfolio is 0.28% of the first $2 billion of average daily net assets; 0.25% of average daily net assets over $2 billion up to $5 billion; and 0.225% of average daily net assets over $5 billion. The average daily net assets for purpose of calculating sub-advisory fees will be determined on a combined basis with similar mandates of Transamerica Funds, Transamerica Series Trust and Transamerica Partners managed by Wellington Management.

Portfolio Manager(s)

The following portfolios are managed by the portfolio manager(s) listed below. The SAI provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership in each portfolio they manage.

Transamerica AEGON Active Asset Allocation - Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey Whitehead, CFA/2011	Senior Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica AEGON Active Asset Allocation - Moderate Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey Whitehead, CFA/2011	Senior Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica AEGON Active Asset Allocation - Moderate VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey Whitehead, CFA/2011	Senior Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica AEGON High Yield Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kevin Bakker, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager
Bradley J. Beman, CFA/2009	Portfolio Manager	AUIM	Executive Vice President, Director – High Yield
Benjamin D. Miller, CFA/2009	Portfolio Manager	AUIM	High Yield Portfolio Manager

Transamerica AEGON U.S. Government Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Greg D. Haendel, CFA/2003	Lead Portfolio Manager	AUIM	Portfolio Manager
David Halfpap, CFA/2011	Portfolio Manager	AUIM	Senior Vice President, Portfolio Manager
Doug Weih, CFA/2011	Portfolio Manager	AUIM	Senior Vice President, Director of Public Securitized, Portfolio Manager

Transamerica AllianceBernstein Dynamic Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Loewy/2010	Portfolio Manager	AllianceBernstein	Portfolio Manager, Co-Chief Investment Officer and Director of Research – Dynamic Asset Allocation Strategies
Seth Masters/2010	Portfolio Manager	AllianceBernstein	Portfolio Manager, Chief Investment Officer – Blend Strategies and Defined Contribution

Transamerica BlackRock Global Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis W. Stattman/2009	Senior Portfolio Manager	BlackRock	Managing Director
Dan Chamby/2009	Associate Portfolio Manager	BlackRock	Managing Director
Romualdo Roldan/2009	Associate Portfolio Manager	BlackRock	Managing Director

Transamerica BlackRock Large Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Robert C. Doll, Jr., CFA/2004	Senior Portfolio Manager	BlackRock	Vice Chairman, Chief Equity

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Strategist
Daniel Hanson, CFA/2008	Portfolio Manager	BlackRock	Managing Director
Peter Stournaras, CFA/2010	Portfolio Manager	BlackRock	Managing Director since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006

Transamerica BlackRock Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Phil Green/2009	Portfolio Manager	BlackRock	Managing Director , Lead Portfolio Manager, Portfolio Co-Manager
Michael Huebsch/2009	Portfolio Manager	BlackRock	Managing Director , Lead Portfolio Manager

Transamerica Clarion Global Real Estate Securities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Steven D. Burton, CFA/2002	Portfolio Manager	Clarion	Managing Director
T. Ritson Ferguson, CFA/2002	Portfolio Manager	Clarion	Chief Investment Officer
Joseph P. Smith, CFA/2002	Portfolio Manager	Clarion	Managing Director

Transamerica Efficient Markets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey Whitehead, CFA/2008	Senior Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Foxhall Emerging Markets/Pacific Rim VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO

Transamerica Foxhall Global Commodities & Hard Assets VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO

Transamerica Foxhall Global Conservative VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO

Transamerica Foxhall Global Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul Dietrich/2009	Portfolio Manager	Foxhall	Chairman, CEO and Co-CIO
David H. Morton/2009	Portfolio Manager	Foxhall	Chief Research Officer and Co-CIO

Transamerica Hanlon Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO

Transamerica Hanlon Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO

Transamerica Hanlon Growth and Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO

Transamerica Hanlon Managed Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sean Hanlon/2009	Portfolio Manager	Hanlon	Chairman, CEO and CIO

Transamerica Index 35 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey Whitehead, CFA/2009	Senior Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 50 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey Whitehead, CFA/2008	Senior Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 75 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey Whitehead, CFA/2008	Senior Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Index 100 VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Jeffrey Whitehead, CFA/2009	Senior Portfolio Manager	AUIM	Senior Vice President and Senior Portfolio Manager

Transamerica Jennison Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Michael A. Del Balso/2000	Portfolio Manager	Jennison	Managing Director and Director of Research for Growth Equity
Kathleen A. McCarragher/2000	Portfolio Manager	Jennison	Managing Director and Head of Growth Equity
Spiros “Sig” Segalas/2004	Portfolio Manager	Jennison	Director, President and Chief Investment Officer

Transamerica JPMorgan Core Bond VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Douglas S. Swanson/2002	Portfolio Manager	JPMorgan	Managing Director and Portfolio Manager

Transamerica JPMorgan Enhanced Index VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Scott Blasdell, CFA/2010	Portfolio Manager	JPMorgan	Portfolio Manager
Terance Chen, CFA/1997	Portfolio Manager	JPMorgan	Vice President and Portfolio Manager
Raffaele Zingone, CFA/1997	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica JPMorgan Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Gloria Fu, CFA/2006	Portfolio Manager	JPMorgan	Executive Director, Portfolio Manager, Research Analyst
Lawrence Playford, CFA/2004	Portfolio Manager	JPMorgan	Executive Director, Portfolio Manager, Research Analyst
Jonathan K.L. Simon/2004	Portfolio Manager	JPMorgan	Managing Director, Portfolio Manager, Chief Investment Officer (US Equity Value)

Transamerica JPMorgan Tactical Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Anne Lester/2011	Lead Portfolio Manager	JPMorgan	Managing Director, Senior Portfolio Manager
Nicole Fazio/2011	Co-Portfolio Manager	JPMorgan	Vice President, Portfolio Manager

Transamerica Madison Balanced Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
David S. Hottmann, CFA/2011	Co-Portfolio Manager	Madison	Vice President and Portfolio Manager; Chief Investment Officer at ACS Johnson Investment Advisors

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Patrick F. Ryan, CFA/2011	Co-Portfolio Manager	Madison	Assistant Vice President and Portfolio Manager; Senior Analyst

Transamerica Madison Conservative Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
David S. Hottmann, CFA/2011	Co-Portfolio Manager	Madison	Vice President and Portfolio Manager; Chief Investment Officer at ACS Johnson Investment Advisors
Patrick F. Ryan, CFA/2011	Co-Portfolio Manager	Madison	Assistant Vice President and Portfolio Manager; Senior Analyst

Transamerica Madison Diversified Income VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
John Brown, CFA/2011	Co-Portfolio Manager	Madison	Vice President and Portfolio Manager; Managing Director and Portfolio Manager
Dean “Jack” Call, CFA/2011	Co-Portfolio Manager	Madison	Vice President and Portfolio Manager; Managing Director and Portfolio Manager

Transamerica Madison Large Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Bruce Ebel, CFA/2011	Lead Portfolio Manager	Madison	Vice President and Portfolio Manager; Managing Director and Portfolio Manager
David Halford, CFA/2011	Portfolio Manager	Madison	Vice President and Portfolio Manager; Managing Director and Portfolio Manager

Transamerica Madison Moderate Growth Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
David S. Hottmann, CFA/2011	Co-Portfolio Manager	Madison	Vice President and Portfolio Manager; Chief Investment Officer at ACS Johnson Investment Advisors
Patrick F. Ryan, CFA/2011	Co-Portfolio Manager	Madison	Assistant Vice President and Portfolio Manager; Senior Analyst

Transamerica MFS International Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Daniel Ling/2009	Portfolio Manager	MFS	Investment Officer, Investment Manager, Lion Capital Management, Singapore
Marcus L. Smith/2006	Portfolio Manager	MFS	Investment Officer

Transamerica Morgan Stanley Active International Allocation VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Ann D. Thivierge/2002	Portfolio Manager	MSIM	Managing Director

Transamerica Morgan Stanley Capital Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2011	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2011	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2011	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2011	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2011	Portfolio Manager	MSIM	Managing Director
Armistead B. Nash/2011	Portfolio Manager	MSIM	Executive Director

Transamerica Morgan Stanley Growth Opportunities VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2011	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2011	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2011	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2011	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2011	Portfolio Manager	MSIM	Managing Director
Armistead B. Nash/2011	Portfolio Manager	MSIM	Executive Director

Transamerica Morgan Stanley Mid-Cap Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Executive Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director

Transamerica Multi-Managed Balanced VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Matthew Marra/2011	Portfolio Manager	BlackRock	Managing Director
Eric Pellicciaro/2011	Portfolio Manager	BlackRock	Managing Director
Rick Rieder/2011	Portfolio Manager	BlackRock	Chief Investment Officer of Fixed Income, Fundamental

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years

Portfolios, and head of Corporate Credit and Multi-Sector and Mortgage Groups; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Head of Global Principal Strategies team and Credit Businesses at Lehman Brothers from 1987 to 2008

Scott Blasdell, CFA/2011	Portfolio Manager	JPMorgan	Portfolio Manager
Terance Chen, CFA/2011	Portfolio Manager	JPMorgan	Vice President and Portfolio Manager
Raffaele Zingone, CFA/2011	Portfolio Manager	JPMorgan	Portfolio Manager

Transamerica Multi Managed Large Cap Core VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Dennis P. Lynch/2002	Lead Portfolio Manager	MSIM	Managing Director
David S. Cohen/2002	Portfolio Manager	MSIM	Managing Director
Sam G. Chainani/2004	Portfolio Manager	MSIM	Managing Director
Alexander T. Norton/2005	Portfolio Manager	MSIM	Executive Director
Jason C. Yeung/2007	Portfolio Manager	MSIM	Managing Director
Armistead B. Nash/2008	Portfolio Manager	MSIM	Executive Director
Kevin Holt/2004	Lead Portfolio Manager	Invesco	Portfolio Manager
Jason Leder/2004	Portfolio Manager	Invesco	Portfolio Manager
Devin Armstrong/2007	Portfolio Manager	Invesco	Portfolio Manager
Matthew Seinsheimer/2010	Portfolio Manager	Invesco	Portfolio Manager
James Warwick/2007	Portfolio Manager	Invesco	Portfolio Manager

Transamerica PIMCO Real Return TIPS VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Mihir Worah/2011	Portfolio Manager	PIMCO	Managing Director

Transamerica PIMCO Total Return VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Chris P. Dialynas/2008	Portfolio Manager	PIMCO	Managing Director

Transamerica ProFund UltraBear VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Todd B. Johnson/2009	Lead Portfolio Manager	ProFund Advisors	Chief Investment Officer, Director of Portfolio Manager
Hratch Najarian/2011	Senior Portfolio Manager	ProFund Advisors	Senior Portfolio Manager
Howard S.Rubin/2009	Portfolio Manager	ProFund Advisors	Director, Portfolio Manager

Transamerica Systematic Small/Mid Cap Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Kenneth Burgess, CFA/2011	Portfolio Manager	Systematic	Portfolio Manager, Partner
Ron Mushock, CFA/2011	Portfolio Manager	Systematic	Portfolio Manager, Partner

Transamerica T. Rowe Price Small Cap VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Sudhir Nanda, CFA/2006	Portfolio Manager	T. Rowe Price	Vice President and Portfolio Chairman

Transamerica Third Avenue Value VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Curtis R. Jensen/1998	Co-Portfolio Manager	Third Avenue	Chief Investment Officer
Yang Lie/2008	Co-Portfolio Manager	Third Avenue	Director of Research
Kathleen K. Crawford/2007	Assistant Portfolio Manager	Third Avenue	Research Analyst

Transamerica WMC Diversified Equity VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2011	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Transamerica WMC Diversified Growth II VP

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Paul E. Marrkand, CFA/2010	Portfolio Manager	Wellington Management	Senior Vice President and Equity Portfolio Manager

Disclosure of Portfolio Holdings: A detailed description of the portfolios' policies and procedures with respect to the disclosure of the portfolios' portfolio holdings is available in the SAI. The portfolios publish all holdings on the website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Prior Performance for Similar Accounts

Transamerica WMC Diversified Equity VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP. The performance information shown below represents a composite of the prior performance of certain discretionary accounts (the “Other Accounts”) managed by Wellington Management. The Wellington Management Diversified Growth Composite reflects other accounts having investment objectives, policies and strategies substantially similar to Transamerica WMC Diversified Equity VP, Transamerica WMC Diversified Growth VP and Transamerica WMC Diversified Growth II VP. Wellington Management has prepared the historical performance shown for each composite in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The past performance of the Other Accounts is not indicative of future rates of return, nor is that past performance an indication of future performance of the portfolios. Each portfolio’s actual performance may vary significantly from the past performance of the composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composites.

The composite performance presented below is shown on both a gross and net basis. The net performance results have been adjusted to reflect the operating expenses of Initial and Service Class shares of Transamerica WMC Diversified Growth VP.

The composite performance is not that of the portfolios, should not be interpreted as indicative of the portfolios’ future performance, and should not be considered a substitute for the portfolios’ performance.

Year-by-Year Total Return as of 12/31 each year (%)

The composite performance in the bar chart is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Initial Class shares.

The composite performance in the bar chart below is shown on a gross basis and net of the operating expenses of Transamerica WMC Diversified Growth VP Service Class shares.

Average Annual Total Returns (for periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Wellington Management Diversified Growth Composite (gross of expenses)	20.65%	6.09%	4.01%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Initial Class shares)	19.73%	5.27%	3.21%
Wellington Management Diversified Growth Composite (net of expenses of Transamerica WMC Diversified Growth VP Service Class shares)	19.43%	5.00%	2.95%
Russell 1000® Growth Index	16.71%	3.75%	0.02%

OTHER INFORMATION

Share Classes

TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2012. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

Purchase and Redemption of Shares

Shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Transamerica Advisors Life Insurance Company, and Monumental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares

The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Purchase orders for shares of the TST asset allocation portfolios that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases of the Morningstar asset allocation portfolios, corresponding orders for shares of the underlying constituent portfolios are placed on the same day (and the Morningstar asset allocation portfolio receives that day’s price for shares of the underlying portfolios). For purchases of shares of the Morningstar asset allocation portfolios through the National Securities Clearing Corporation (“NSCC”), orders for shares of the underlying constituent portfolios will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation portfolios. For purchases of the Madison asset allocation portfolios, orders for shares of the underlying constituent portfolios will be placed as determined by the portfolio’s sub-adviser (and the Madison asset allocation portfolio will receive the price for shares of the underlying portfolios on the day the order is placed.

How NAV Is Calculated

The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end portfolios (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV per share.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management, hurt portfolio performance and drive portfolio expenses higher. For example, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

Transamerica Series Trust’s Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading which include limitations on the number of transactions in portfolio shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the portfolios. Each portfolio reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the portfolio reasonably believes to be in connection with market timing or excessive trading.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading. The Trust’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems. Due to the risk that the portfolios and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an asset allocation portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

Investment Policy Changes

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Unless expressly designated as fundamental, all policies and procedures of the portfolios, including their investment objectives, may be changed at any time by the Board of Trustees without shareholder approval. The investment strategies employed by a portfolio may also be changed without shareholder approval.

To the extent authorized by law, Transamerica Series Trust and each portfolio reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Asset Allocation Funds

The asset allocation portfolios, Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Growth VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Moderate VP and Transamerica International Moderate Growth VP, as well as Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Multi-Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, each separate series of Transamerica Funds, may own a significant portion of the shares of a Transamerica Series Trust portfolio (“TST Portfolio”). Transactions by the asset allocation portfolios may be disruptive to the management of an underlying portfolio.

Dividends and Distributions

Each portfolio intends to distribute annually substantially all of its net investment income, if any. Dividends of Transamerica AEGON Money Market VP are declared daily and distributed monthly. Capital gain distributions are typically declared and distributed annually, if any. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are included as distributions of net investment income.

Taxes

Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on the taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and is owned only by separate accounts and certain other qualified investors (including the asset allocation portfolios offered in this prospectus if they are owned only by separate accounts and certain other qualified investors), the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable in the year in which that failure occurs.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2012. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements

The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Advisors Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM.

TCI, TAM and their affiliates may enter into arrangements with affiliated entities, including the Transamerica Insurance Companies, that provide administrative, recordkeeping and other services with respect to one or more of the portfolios. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

If a portfolio is sub-advised by an affiliate of Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve and is affiliated with other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit Western Reserve and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

TAM, the Transamerica Insurance Companies, TCI, and/or portfolio sub-advisers, directly or through TCI, out of their past profits and other available sources, provide cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries as a means to promote the distribution and wholesaling of variable contracts (and thus, indirectly, the portfolios’ shares). Such payments and compensation are in addition to the Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial and may be substantial to any given recipient. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the variable contracts, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing is not an expense of the portfolios, is not reflected in the fees and expenses section of this prospectus and does not change the price paid by investors for the purchase of a portfolio’s shares or the amount received by an investor as proceeds from the redemption of portfolio shares.

Certain portfolios of TST are funds of funds that invest in affiliated underlying funds, unaffiliated underlying funds, or a combination of both. TAM and/or the fund of funds’ sub-adviser will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for the inclusion in a fund of funds. This conflict may result in affiliated funds that have performed or are expected to perform worse than unaffiliated funds being included in the fund of funds. The inclusion of affiliated funds will also permit TAM and/or the sub-adviser to make increased revenue sharing payments, including to TCI, Transamerica Insurance Companies and/or their affiliates. The affiliates of certain underlying funds, including those advised by the sub-adviser to the investing fund, may make revenue sharing payments to TCI and its affiliates for the provision of services to investors and distribution activities.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates to the extent the payments result in more assets being invested in the portfolios on which fees are being charged.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentives for the insurers and other financial intermediaries to make the TST portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

LIST AND DESCRIPTION OF CERTAIN UNDERLYING PORTFOLIOS

This section lists and describes the underlying portfolios in which some or all of the asset allocation portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Further information about certain underlying portfolios of TST and certain underlying funds of Transamerica Funds is contained in those underlying funds’/portfolios’ prospectuses, available at www.transamericaseriestrust.com or www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON High Yield Bond VP	X		X	X
Transamerica AEGON Money Market VP	X	X	X	X	X	X
Transamerica AEGON U.S. Government Securities VP	X		X	X	X	X
Transamerica AllianceBernstein Dynamic Allocation VP	X	X	X	X		X
Transamerica BlackRock Large Cap Value VP	X	X	X	X		X
Transamerica Clarion Global Real Estate Securities VP	X	X	X	X	X
Transamerica JPMorgan Tactical Asset Allocation VP	X	X	X	X	X
Transamerica Jennison Growth VP	X	X	X	X		X
Transamerica JPMorgan Core Bond VP	X		X	X	X	X
Transamerica JPMorgan Enhanced Index VP	X	X	X	X		X
Transamerica JPMorgan Mid Cap Value VP	X	X	X	X		X
Transamerica MFS International Equity VP						X
Transamerica Morgan Stanley Active International Allocation VP	X	X	X	X	X
Transamerica Morgan Stanley Capital Growth VP	X	X	X	X

Fund Name	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Moderate VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Morgan Stanley Growth Opportunities VP	X	X	X	X		X
Transamerica Morgan Stanley Mid-Cap Growth VP						X
Transamerica Multi-Managed Balanced VP	X	X	X	X
Transamerica Multi Managed Large Cap Core VP	X	X	X	X
Transamerica PIMCO Real Return TIPS VP	X		X	X	X
Transamerica PIMCO Total Return VP	X		X	X	X	X
Transamerica Systematic Small/Mid Cap Value VP	X	X	X	X
Transamerica T. Rowe Price Small Cap VP	X	X	X	X
Transamerica Third Avenue Value VP						X
Transamerica WMC Diversified Equity VP	X	X	X	X		X
Transamerica WMC Diversified Growth VP	X	X	X	X		X

• Transamerica AEGON High Yield Bond VP seeks a high level of current income by investing in high-yield debt securities. The portfolio invests at least 80% of its net assets in high-yield/high-risk bonds (commonly known as “junk bonds”). These junk bonds are high risk debt securities rated in medium or lower categories. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; liquidity; market; portfolio selection; and valuation.

• Transamerica AEGON Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio’s assets in U.S. dollar-denominated money market instruments. The principal risks of investing in this underlying portfolio are: bank obligations; credit; fixed-income securities; foreign securities; increase in expenses; interest rate; market; redemption; repurchase agreements; U.S. government agency obligations; and yield.

• Transamerica AEGON U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; country sector or industry focus; currency; derivatives; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; mortgage-related and asset-backed securities; portfolio selection; sovereign debt; U.S. government agency obligations; and zero coupon bonds.

• Transamerica AllianceBernstein Dynamic Allocation VP seeks capital appreciation and current income by investing, under normal market conditions, substantially all its assets among individual securities, underlying exchange traded funds (“ETFs”), forwards, swaps and futures to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. It is expected that over the long-term, the portfolio will average approximately 35% in global equities and 65% in U.S. fixed-income securities. The portfolio will invest in both growth and value equity securities, which, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Morgan Stanley Capital International World Index. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; credit; currency; currency hedging; derivatives; early close/late close/trading halt; emerging markets; equity and market; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; interest rate; liquidity; market; portfolio selection; portfolio turnover; small- or medium-sized companies; stocks; tactical asset allocation; and value investing.

• Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in equity securities of large cap companies that, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Value Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; stocks; value investing; and U.S. government agency obligations.

• Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments primarily in equity securities of real estate companies. The portfolio’s portfolio will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: active trading, cash management and defensive investing; convertible securities; currency; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; portfolio turnover; real estate securities; REITs; small- or medium-sized companies; and stocks.

• Transamerica Jennison Growth VP seeks long-term growth of capital by investing at least 65% of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts of U.S. companies with market capitalizations of at least $1 billion that the sub-adviser believes have above-average prospects for growth. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; stocks; and warrants and rights.

• Transamerica JPMorgan Core Bond VP seeks total return, consisting of current income and capital appreciation by investing at least 80% of its assets in U.S. government securities, medium- to high-quality corporate bonds, mortgage-backed and asset-backed securities and commercial mortgage-backed securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; mortgage-related and asset-backed securities; portfolio selection; and U.S. government agency obligations.

• Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies, but may invest in foreign companies included in the S&P 500 Index. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; medium-sized companies; portfolio selection; repurchase agreements; Rule 144A and privately placed securities; stocks; U.S. government agency obligations; and value investing.

• Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing at least 80% of net assets, under normal conditions, in common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the sub-adviser believes to be undervalued. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; foreign securities; increase in expenses; market; medium-sized companies; portfolio selection; preferred stock; REITs, stocks; and value investing.

• Transamerica MFS International Equity VP seeks capital growth by investing primarily in equity securities of foreign companies, including emerging markets securities. Under normal market conditions, at least 80% of the portfolio’s net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The portfolio may invest a relatively large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The principal risks of investing in this underlying portfolio are: active trading; cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; foreign securities; geographic; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica Morgan Stanley Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; increase in expenses; liquidity; market; portfolio selection; real estate securities; REITs; and stocks.

• Transamerica Morgan Stanley Capital Growth VP seeks to maximize long-term growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell 1000 Growth Index. The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts. The portfolio may invest up to 10% of its total assets in real estate investment trusts, and up to 25% of its total assets in foreign issuers, including issuers located in emerging market or developing countries. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; Rule 144A and privately placed securities; and stocks.

• Transamerica Morgan Stanley Growth Opportunities VP seeks capital appreciation by investing at least 80% of its assets in common stocks of mid cap companies with capitalizations within the range of companies included in the Russell Midcap Growth Index. The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, rights and warrants, and debt securities. The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts. The portfolio may invest up to 25% of its total assets in foreign issuers, including issuers located in emerging market. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; IPOs; market; portfolio selection; preferred stock; REITs; Rule 144A and privately placed securities; small-or medium-sized companies; stocks; value investing; and warrants and rights.

• Transamerica Morgan Stanley Mid-Cap Growth VP seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The portfolio may also invest in common stocks and other equity securities of small-and large- cap companies, as well as preferred stocks, rights and warrants and debt securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; IPOs; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Multi-Managed Balanced VP seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments by investment under normal circumstances, at least 80% of the equity component in equity securities of large- and medium-capitalization U.S. companies. The fixed-income component of the portfolio is normally invested primarily in investment grade debt securities and U.S. government obligations. The portfolio may invest in certain derivative instruments, such as options, futures, swaps and forward currency contracts. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; inflation-protected securities; interest rate; liquidity; market; mortgage-related and asset-backed securities; portfolio selection; preferred stock; repurchase agreements; stocks; and U.S. government agency obligations.

• Transamerica Multi Managed Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio’s assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: currency; derivatives; emerging markets; foreign securities; growth stocks; market; REITs; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS VP seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (or “TIPS”). The portfolio’s sub-adviser invests, under normal circumstances, at least 80% of the portfolio’s net assets in TIPS of varying maturities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; CPIU measurement; credit; currency; currency hedging; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A and privately placed securities; sovereign debt; stocks; U.S. government agency obligation; and valuation.

• Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing principally in fixed-income securities of varying maturities. The fund may invest its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; credit; currency; currency hedging; derivatives, emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related and asset-backed securities; portfolio selection; preferred stock; prepayment or call; repurchase agreements; short sales; sovereign debt; stocks; and U.S. government agency obligations.

• Transamerica Systematic Small/Mid Cap Value VP seeks to maximum total by investing at least 80% its net assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range of $100 million to $20 billion. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; emerging markets; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute more than 50% of assets. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; exchange-traded funds; foreign securities; growth stocks; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The portfolio invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the portfolio’s strategies and restrictions. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica WMC Diversified Equity VP seeks to maximize long-term growth by investing at least 80% of its assets in equity securities. The portfolio’s sub-adviser uses a “bottom-up” approach to investing, to identify specific securities within industries or sectors for purchase or sale The portfolio may also invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small- or medium-sized companies; and stocks.

• Transamerica WMC Diversified Growth VP seeks to maximize long-term growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks. The portfolio invests primarily in common stocks of growth- oriented companies. Each stock is evaluated and ranked on a consistent set of growth, valuation, and quality criteria and the portfolio will seek diversified sources of return from these criteria. Consistent with the portfolio’s objective and other policies, the portfolio may invest to a lesser extent in derivatives, including futures, forwards, options and swaps. The portfolio may invest up to 20% of its total assets in foreign securities. The principal risks of investing in this underlying portfolio are: cash management and defensive investing; currency; derivatives; fixed-income securities; focused investing; foreign securities; growth stocks; increase in expenses; market; portfolio selection; small-or medium sized companies; and stocks.

The portfolios may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolios may do so without limit. Although the underlying portfolios will do this only in seeking to avoid losses, the underlying portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolios have any uninvested cash, the portfolios would also be subject to risk with respect to the depository institution holding the cash.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Moderate VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica AEGON Flexible Income		X	X	X	X	X
Transamerica AEGON Short-Term Bond		X	X	X	X	X
Transamerica AQR Managed Futures Strategy	X	X	X	X
Transamerica BlackRock Global Allocation	X	X	X	X	X	X
Transamerica First Quadrant Global Macro	X
Transamerica Goldman Sachs Commodity Strategy	X
Transamerica Hansberger International Value	X	X	X	X	X	X
Transamerica JPMorgan International Bond		X	X	X	X	X
Transamerica JPMorgan Long/Short Strategy	X	X	X
Transamerica Loomis Sayles Bond		X	X	X	X	X
Transamerica Morgan Stanley Emerging Markets Debt		X	X	X
Transamerica Morgan Stanley Mid-Cap Growth	X	X	X	X	X
Transamerica Morgan Stanley Small Company Growth	X	X	X	X
Transamerica Neuberger Berman International	X	X	X	X	X	X
Transamerica Oppenheimer Developing Markets	X	X	X	X	X

Fund Name	Transamerica Asset Allocation – Growth VP	Transamerica Asset Allocation – Moderate Growth VP	Transamerica Asset Allocation – Conservative VP	Transamerica Asset Allocation – Moderate VP	Transamerica International Moderate Growth VP	Transamerica BlackRock Tactical Allocation VP
Transamerica Oppenheimer Small- & Mid-Cap Value	X	X	X	X
Transamerica PIMCO Real Return TIPS		X	X	X	X	X
Transamerica Schroders International Small Cap	X	X	X	X	X
Transamerica Third Avenue Value	X	X	X	X
Transamerica Thornburg International Value	X	X	X	X	X	X
Transamerica TS&W International Equity					X
Transamerica UBS Large Cap Value	X	X	X	X		X
Transamerica WMC Emerging Markets	X	X	X	X	X
Transamerica WMC Quality Value	X	X	X	X

• Transamerica AEGON Flexible Income seeks to provide high total return through a combination of current income and capital appreciation by generally investing at least 80% of its net-assets in a broad range of fixed-income securities. The fund may also invest in derivatives and equity securities. The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; credit; currency; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; liquidity; loans; market; mortgage-related and asset-backed securities; portfolio selection; preferred stock; stocks; structured instruments; valuation; and warrants and rights.

• Transamerica AEGON Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: bank obligations; cash management and defensive investing; credit; derivatives; fixed-income securities; foreign securities; increase in expenses; interest rate; liquidity; market; mortgage-related and asset-backed securities; portfolio selection; REITs; U.S. government agency obligations; valuation; and yield.

• Transamerica AQR Managed Futures Strategy seeks to generate positive absolute returns by investing, under normal circumstances, primarily in a portfolio of futures contracts and futures-related instruments, which may include more than 100 exchange-traded futures, futures-related instruments and forward contracts across four major asset classes (commodities, currencies, fixed income and equities). Generally, the fund invests in futures contracts and futures-related instruments including, but not limited to, equity index futures, currency forwards, commodity futures, swaps on commodity futures, fixed income futures, bond futures and swaps on bond futures (collectively, the “Instruments”). The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary has the same investment objective as the fund, but unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. The fund may also invest in exchange-traded funds or exchange-traded notes through which the fund can participate in the performance of one or more Instruments. The fund’s return is expected to be derived principally from changes in the value of securities and its portfolio is expected to consist principally of securities. The fund’s strategy will result in frequent portfolio trading and high portfolio turnover (typically greater than 300%). The principal risks of investing in this underlying fund are: cash management and defensive investing; commodities; counterparty; credit; currency; currency hedging; derivatives; increase in expenses; interest rate; investment companies; leveraging; liquidity; market; non-diversification; portfolio selection; portfolio turnover; short sales; structured instruments; subsidiary; tax; U.S. government agency obligations and valuation.

• Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: cash management and defensive investing, commodities; convertible securities; credit; currency; currency hedging; derivatives; distressed securities; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; liquidity; loans; market; portfolio selection; precious metals-related securities; preferred stock; prepayment or call; real estate securities; securities lending; short sales; small- or medium-sized companies; sovereign debt; stocks; tax; and warrants and rights.

• Transamerica First Quadrant Global Macro seeks to achieve total return from investments in the global equity, fixed-income, and currency markets, independent of market direction. The fund seeks to generate returns through risk-controlled exposure, long and short, to global equity, fixed-income, and currency markets through a wide range of derivative instruments and direct investments. The fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices, options on futures contracts and equity indices, securities and security indices, swap contracts and forward contracts. The fund may also invest directly in global equity securities (including exchange traded funds (“ETFs”) and common and preferred stock of U.S. and non-U.S. companies) and fixed-income securities (including U.S. and non-U.S. corporate bonds and debt securities guaranteed by U.S. and non-U.S. governments, their agencies or instrumentalities or supranational organizations). The principal risks of investing in this underlying fund are: active trading; cash management and defensive investing; convertible securities; country, sector or industry focus; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; high-yield debt securities; increase in expenses; leveraging; liquidity; market; non-diversification; portfolio selection; preferred stock; prepayment or call; short sales; small- or medium-sized companies; stocks; U.S. government agency obligations; and value investing.

• Transamerica Goldman Sachs Commodity Strategy seeks long-term total return by maintaining substantial economic exposure to the performance of the commodities markets. The fund invests it assets in a portfolio of commodity index-linked securities (including leveraged and unleveraged structured notes), other commodity-linked securities and derivative instruments and in other fixed-income and debt instruments. The fund may also gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”).

The Subsidiary has the same investment objective as the fund, but unlike the fund, may invest without limitation in commodities, commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments, such as swaps and futures that provide exposure to the performance of the commodities markets. reduce leveraged exposure to the commodities markets. It is expected that certain of the fund’s investments will produce leveraged exposure to the commodities markets. The fund will not invest 25% or more of its total assets in instruments issued by companies in one industry. The fund, directly and/or through the Subsidiary, may gain commodities exposure through the use of swaps and other derivative instruments. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The fund investments in investment grade fixed income securities, and may up to 10% of its assets in non-investment grade fixed income securities. The fund may invest in corporate securities, U.S. Government securities, mortgage-backed securities, asset-backed securities, and municipal securities. The average duration will vary. The fund may invest up to 3% of its net assets in foreign securities. The principal risks of investing in this underlying fund are: absence of regulation; cash management and defensive investing; commodities; counterparty; credit; derivatives; emerging markets; foreign securities; high-yield debt securities; increase in expenses; industry concentration; interest rate; leveraging; liquidity; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; prepayment or call; sector; structured instruments; subsidiary; tax and U.S. government agency obligations.

• Transamerica Hansberger International Value seeks long-term growth of capital by investing primarily in a diversified portfolio of stocks (including common stock, preferred stock and convertible securities) and debt obligations of companies and governments domiciled outside the U.S. which the sub-adviser believes are undervalued. Under normal market conditions, the fund will invest more than 80% of its assets (not including the cash position of the fund) in issuers located in at least three countries other than the U.S. In selecting investments for the fund, the sub-adviser seeks to identify securities of companies that have a market value which it believes is less than the company’s intrinsic value based on its long-term potential. The sub-adviser’s portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; currency; emerging markets; equity securities; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; preferred stock; prepayment or call; stocks; valuation; and value investing.

• Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund’s net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: cash management and defensive investing; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; and portfolio selection.

• Transamerica JPMorgan Long/Short Strategy seeks to provide long-term capital appreciation by investing in long and short positions in equity securities selected from a universe of mid- to large capitalization stocks. The equity securities will have market characteristics and capitalizations similar to those included in the Russell 1000® Index and/or the Standard & Poor’s 500 Composite Stock Index at the time of purchase. In implementing its strategy, the fund invests primarily in common stocks, real estate investment trusts (REITs) and depositary receipts. The fund purchases securities that the sub-adviser believes are undervalued and sells short securities that the sub-adviser believes are overvalued. Selling stocks short also allows the fund to more fully exploit insights into stocks that the fund’s sub-adviser expects to underperform. The principal risks of investing in this underlying fund are: cash management and defensive investing; derivatives; foreign securities; growth stocks; increase in expenses; interest rate; leveraging; liquidity; market; real estate securities; REITs; short sales; stocks; structured instruments; and valuation.

• Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets primarily in investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities (“junk bonds”) and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: bank obligations; cash management and defensive investing; convertible securities; credit; currency; currency hedging; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; leveraging; liquidity; market; mortgage-related and asset-backed securities; portfolio selection; preferred stock; REITs; repurchase agreements; Rule 144A and privately placed securities; stocks; structured instruments; and valuation.

• Transamerica Morgan Stanley Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging markets countries. Under normal circumstances, at least 80% of the fund’s net assets will be invested in debt securities of issuers located in emerging markets countries. The principal risks of investing in this underlying fund are: cash management and defensive investing; credit; currency; currency hedging; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; liquidity; market; non-diversification; portfolio selection; sovereign debt; and valuation.

• Transamerica Morgan Stanley Mid-Cap Growth seeks capital appreciation by investing, under normal circumstances, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The fund may invest up to 25% of its assets in securities of foreign companies, including emerging market securities. The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; investing aggressively; market; portfolio selection; preferred stock; REITs; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Morgan Stanley Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Under normal circumstances, at least 80% of the fund’s net assets will be invested in such securities. The fund may invest up to 25% of its assets in securities of foreign companies, including emerging market securities. The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; currency; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; market; portfolio selection; REITs; smaller companies; and stocks.

• Transamerica Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund’s sub-adviser looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: cash management and defensive investing; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; leveraging; liquidity; market; portfolio selection; securities lending; small- or medium-sized companies; stocks; and value investing.

• Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging markets countries. In selecting securities, the fund’s sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund’s sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; currency; currency hedging; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and value investing.

• Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Protected Securities (“TIPS”). The fund’s sub-adviser invests, under normal circumstances, at least 80% of the fund’s net assets in TIPS of varying maturities. The fund may invest without limit in derivative instruments. It may also invest up to 10% of its assets in high yield securities, and up to 30% of its assets in foreign securities, although foreign currency exposure will normally be limited to 20% of the fund's total assets. The fund may also invest up to 10% of its total assets in preferred stocks. The principal risks of investing in this underlying fund are: cash management and defensive investing; CPIU measurement; credit; currency; currency hedging; derivatives; emerging markets; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; interest rate; leveraging; liquidity; market; mortgage-related and asset-backed securities; non-diversification; portfolio selection; portfolio turnover; preferred stock; prepayment or call; repurchase agreements; Rule 144A and privately placed securities; sovereign debt; stocks; and U.S. government agency obligations; and valuation.

• Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company’s potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared to the market as a whole. The principal risks of investing in this underlying fund are: cash management and defensive investing, country/regional; currency; derivatives; emerging markets; foreign securities; growth stocks; increase in expenses; investment style; liquidity; market; portfolio selection; smaller companies; and stocks.

• Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund’s strategies and restrictions. The principal risks of investing in this underlying fund are: cash management and defensive investing, currency; fixed-income securities; foreign securities; high-yield debt securities; increase in expenses; market; non-diversification; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica Thornburg International Value seeks long-term capital appreciation by investing, under normal circumstances, at least 75% of its assets in foreign securities of issuers that are located in a number of countries throughout the world. The fund may invest in emerging markets. The fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The principal risks of investing in this underlying fund are: cash management and defensive investing; currency; currency hedging; derivatives; emerging markets; fixed-income securities; foreign securities; increase in expenses; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica TS&W International Equity seeks long-term total return, consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. Under normal circumstances, at least 80% of its assets will be invested in equity securities of foreign companies representing at least three countries other than the U.S. The principal risks of investing in this underlying fund are: cash management and defensive investing; currency; derivatives; emerging markets; foreign securities; geographic; increase in expenses; liquidity; market; portfolio selection; small- or medium-sized companies; stocks; and value investing.

• Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund’s sub-adviser focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; derivatives; increase in expenses; investment companies; market; portfolio selection; preferred stock; stocks; value investing; and warrants and rights.

• Transamerica WMC Emerging Markets seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets. The fund’s sub-adviser considers emerging markets to be markets with rapidly growing economies. The principal risks of investing in this underlying fund are: cash management and defensive investing; convertible securities; country, sector or industry focus; currency; currency hedging; derivatives; emerging markets; fixed-income securities; foreign securities; growth stocks; increase in expenses; liquidity; market; portfolio selection; portfolio turnover; preferred stock; small- or medium-sized companies; stocks; and warrants and rights.

• Transamerica WMC Quality Value seeks to maximize long-term total return by investing, under normal circumstances, primarily in common stock and depositary receipts. Generally, less than 5% of fund assets will be invested in cash and cash equivalents subject to a maximum of 10% of fund assets. The fund will invest at least 90% of its assets in U.S. securities. Up to 10% of the fund’s assets may be invested in non-U.S. securities. The fund invests primarily in companies with market capitalizations greater than $10 billion but may invest in companies with capitalizations between $2 - $10 billion at the time of purchase. The fund will generally hold 65 to 85 stocks. The principal risks of investing in this underlying fund are: cash management and defensive investing; currency; derivatives; fixed-income securities; foreign securities; increase in expenses; liquidity; market; portfolio selection; stocks; valuation; and value investing.

The funds may invest their assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the funds may do so without limit. Although the underlying funds will do this only in seeking to avoid losses, the underlying funds may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the funds have any uninvested cash, the funds would also be subject to risk with respect to the depository institution holding the cash.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand a portfolio’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio for the period shown, assuming reinvestment of all dividends and distributions. Information subsequent to December 31, 2009 has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the portfolio’s financial statements, is included in the December 31, 2010 Annual Report, which is available to you upon request.

The Financial Highlights information on and prior to December 31, 2009 has been derived from financial statements audited by PricewaterhouseCoopers, LLP, an Independent Registered Certified Public Accounting firm, whose report, along with the portfolio’s financial statements, is included in the Annual Reports for the previous periods ended December 31, which are available upon request.

Information is not shown for Transamerica AEGON Active Asset Allocation – Conservative VP, Transamerica AEGON Active Asset Allocation – Moderate Growth VP , Transamerica AEGON Active Asset Allocation – Moderate VP, Transamerica Madison Balanced Allocation VP, Transamerica Madison Conservative Allocation VP, Transamerica Madison Diversified Income VP, Transamerica Madison Large Cap Growth VP, Transamerica Madison Moderate Growth Allocation VP and Transamerica PIMCO Real Return TIPS VP as those funds had not commenced operations as of December 31, 2010.

Transamerica AEGON High Yield Bond VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007		2006

Net asset value
Beginning of year	$7.95	$5.87	$8.74	$9.48		$9.62

Investment operations
Net investment income(A)	0.59	0.66	0.67	0.68		0.69
Net realized and unrealized gain (loss)	0.33	2.04	(2.68)	(0.52)		0.29

Total operations	0.92	2.70	(2.01)	0.16		0.98

Distributions
From net investment income	(1.20)	(0.62)	(0.72)	(0.90)		(1.00)
From net realized gains	–	–	(0.14)	–	(B)	(0.12)
Total distributions	(1.20)	(0.62)	(0.86)	(0.90)		(1.12)

Net asset value
End of year	$7.67	$7.95	$5.87	$8.74		$9.48

Total return(C)	12.58%	47.05%	(25.20%)	1.85%		10.95%

Net assets end of year (000’s)	$164,509	$187,509	$244,866	$308,893		$378,471

Ratio and supplemental data
Expenses to average net assets	0.73%	0.80%	0.79%	0.81%		0.82%
Net investment income, to average net assets	7.50%	9.38%	8.73%	7.25%		7.16%
Portfolio turnover rate	140%	85%	59%	70%		96%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007		2006

Net asset value
Beginning of year	$8.04	$5.94	$8.83	$9.56		$9.70

Investment operations
Net investment income(A)	0.57	0.64	0.66	0.66		0.67
Net realized and unrealized gain (loss)	0.34	2.07	(2.72)	(0.51)		0.29

Total operations	0.91	2.71	(2.06)	0.15		0.96

Distributions
From net investment income	(1.19)	(0.61)	(0.69)	(0.88)		(0.98)
From net realized gains	–	–	(0.14)	–	(B)	(0.12)
Total distributions	(1.19)	(0.61)	(0.83)	(0.88)		(1.10)

Net asset value
End of year	$7.76	$8.04	$5.94	$8.83		$9.56

Total return(C)	12.31%	46.67%	(25.46%)	1.73%		10.62%

Net assets end of year (000’s)	$48,221	$26,405	$5,617	$10,028		$10,083

Ratio and supplemental data
Expenses to average net assets	0.98%	1.05%	1.04%	1.06%		1.07%
Net investment income, to average net assets	7.20%	8.75%	8.26%	7.01%		6.91%
Portfolio turnover rate	140%	85%	59%	70%		96%

(A)  Calculated based on average number of shares outstanding.

(B)  Rounds to less than ($0.01) or $0.01.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica AllianceBernstein Dynamic Allocation VP
(formerly, Transamerica Convertible Securities VP)
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$7.86	$6.21	$12.48	$12.03	$11.20

Investment operations
Net investment income(A)	0.11	0.19	0.18	0.16	0.15
Net realized and unrealized gain (loss)	0.59	1.73	(4.05)	1.91	1.05

Total operations	0.70	1.92	(3.87)	2.07	1.20

Distributions
From net investment income	(0.45)	(0.27)	(0.18)	(0.26)	(0.19)
From net realized gains	–	–	(2.22)	(1.36)	(0.18)
Total distributions	(0.45)	(0.27)	(2.40)	(1.62)	(0.37)

Net asset value
End of year	$8.11	$7.86	$6.21	$12.48	$12.03

Total return(B)	9.29%	31.30%	(36.87%)	18.63%	10.90%

Net assets end of year (000’s)	$52,004	$125,132	$156,137	$270,218	$429,852

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.04%	0.82%	0.81%	0.79%	0.78%
Before reimbursement/fee waiver	1.05%	0.82%	0.81%	0.79%	0.78%
Net investment income, to average net assets	1.41%	2.82%	1.88%	1.30%	1.26%
Portfolio turnover rate	149%	168%	97%	79%	64%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$7.84	$6.18	$12.42	$11.98	$11.17

Investment operations
Net investment income(A)	0.07	0.17	0.14	0.13	0.12
Net realized and unrealized gain (loss)	0.62	1.73	(4.01)	1.91	1.04

Total operations	0.69	1.90	(3.87)	2.04	1.16

Distributions
From net investment income	(0.44)	(0.24)	(0.15)	(0.24)	(0.17)
From net realized gains	–	–	(2.22)	(1.36)	(0.18)
Total distributions	(0.44)	(0.24)	(2.37)	(1.60)	(0.35)

Net asset value
End of year	$8.09	$7.84	$6.18	$12.42	$11.98

Total return(B)	9.15%	31.16%	(37.00%)	18.29%	10.65%

Net assets end of year (000’s)	$40,322	$12,160	$7,777	$18,157	$14,065

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.29%	1.07%	1.06%	1.04%	1.03%
Before reimbursement/fee waiver	1.30%	1.07%	1.06%	1.04%	1.03%
Net investment income, to average net assets	0.90%	2.48%	1.46%	1.02%	1.01%
Portfolio turnover rate	149%	168%	97%	79%	64%

(A) Calculated based on average number of shares outstanding.

(B)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Asset Allocation - Conservative VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$9.80	$8.29	$11.49	$11.54	$11.43

Investment operations
Net investment income(A),(B)	0.30	0.37	0.46	0.42	0.41
Net realized and unrealized gain (loss)	0.55	1.69	(2.75)	0.29	0.62
Total operations	0.85	2.06	(2.29)	0.71	1.03

Distributions
From net investment income	(0.33)	(0.40)	(0.31)	(0.34)	(0.38)
From net realized gains	(0.03)	(0.15)	(0.60)	(0.42)	(0.54)
Total distributions	(0.36)	(0.55)	(0.91)	(0.76)	(0.92)

Net asset value
End of year	$10.29	$9.80	$8.29	$11.49	$11.54

Total return(C)	8.93%	25.22%	(21.18)%	6.38%	9.45%

Net assets end of year (000’s)	$551,227	$554,813	$497,129	$554,977	$527,618

Ratio and supplemental data
Expenses to average net assets(D)	0.13%	0.13%	0.14%	0.13%	0.13%
Net investment income, to average net assets(B)	3.01%	4.07%	4.47%	3.60%	3.54%
Portfolio turnover rate(E)	41%	25%	25%	43%	18%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$9.73	$8.24	$11.44	$11.50	$11.41

Investment operations
Net investment income(A),(B)	0.28	0.37	0.48	0.40	0.40
Net realized and unrealized gain (loss)	0.54	1.65	(2.79)	0.28	0.60
Total operations	0.82	2.02	(2.31)	0.68	1.00

Distributions
From net investment income	(0.31)	(0.38)	(0.29)	(0.32)	(0.37)
From net realized gains	(0.03)	(0.15)	(0.60)	(0.42)	(0.54)
Total distributions	(0.34)	(0.53)	(0.89)	(0.74)	(0.91)

Net asset value
End of year	$10.21	$9.73	$8.24	$11.44	$11.50

Total return(C)	8.71%	24.90%	(21.40)%	6.15%	9.14%

Net assets end of year (000’s)	$1,025,268	$823,054	$465,802	$392,969	$290,272

Ratio and supplemental data
Expenses to average net assets(D)	0.38%	0.38%	0.39%	0.38%	0.38%
Net investment income, to average net assets(B)	2.86%	4.10%	4.69%	3.48%	3.44%
Portfolio turnover rate(E)	41%	25%	25%	43%	18%

(A) Calculated based on average number of shares outstanding.

(B) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(D) Does not include expenses of the investment companies in which the fund invests.

(E) Does not include the portfolio activity of the underlying affiliated funds.

Transamerica Asset Allocation - Growth VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$7.66	$6.57	$13.77	$13.63	$12.84

Investment operations
Net investment income(A),(B)	0.10	0.09	0.20	0.28	0.37
Net realized and unrealized gain (loss)	1.03	1.80	(5.02)	0.75	1.52
Total operations	1.13	1.89	(4.82)	1.03	1.89

Distributions
From net investment income	(0.09)	(0.20)	(0.30)	(0.33)	(0.13)
From net realized gains	—	(0.60)	(2.08)	(0.56)	(0.97)
Total distributions	(0.09)	(0.80)	(2.38)	(0.89)	(1.10)

Net asset value
End of year	$8.70	$7.66	$6.57	$13.77	$13.63

Total return(C)	14.95%	29.82%	(39.63)%	7.76%	15.62%

Net assets end of year (000’s)	$844,916	$808,954	$658,400	$1,260,779	$1,198,596

Ratio and supplemental data
Expenses to average net assets(D)	0.14%	0.14%	0.14%	0.13%	0.14%
Net investment income, to average net assets(B)	1.23%	1.21%	1.94%	2.00%	2.75%
Portfolio turnover rate(E)	16%	18%	19%	26%	4%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$7.61	$6.52	$13.67	$13.54	$12.78

Investment operations
Net investment income(A),(B)	0.08	0.06	0.17	0.26	0.34
Net realized and unrealized gain (loss)	1.02	1.79	(4.97)	0.73	1.50
Total operations	1.10	1.85	(4.80)	0.99	1.84

Distributions
From net investment income	(0.07)	(0.17)	(0.27)	(0.30)	(0.11)
From net realized gains	—	(0.59)	(2.08)	(0.56)	(0.97)
Total distributions	(0.07)	(0.76)	(2.35)	(0.86)	(1.08)

Net asset value
End of year	$8.64	$7.61	$6.52	$13.67	$13.54

Total return(C)	14.65%	29.54%	(39.75)%	7.54%	15.28%

Net assets end of year (000’s)	$239,112	$215,166	$171,239	$411,079	$338,769

Ratio and supplemental data
Expenses to average net assets(D)	0.39%	0.39%	0.39%	0.38%	0.39%
Net investment income, to average net assets(B)	0.99%	0.98%	1.51%	1.86%	2.54%
Portfolio turnover rate(E)	16%	18%	19%	26%	4%

(A)  Calculated based on average number of shares outstanding.

(B) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(D) Does not include expenses of the investment companies in which the fund invests.

(E) Does not include the portfolio activity of the underlying affiliated funds.

Transamerica Asset Allocation - Moderate Growth VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$9.61	$8.16	$14.07	$13.72	$12.80

Investment operations
Net investment income(A),(B)	0.21	0.23	0.34	0.37	0.43
Net realized and unrealized gain (loss)	0.98	2.00	(4.58)	0.67	1.27
Total operations	1.19	2.23	(4.24)	1.04	1.70

Distributions
From net investment income	(0.22)	(0.30)	(0.34)	(0.34)	(0.22)
From net realized gains	—	(0.48)	(1.33)	(0.35)	(0.56)
Total distributions	(0.22)	(0.78)	(1.67)	(0.69)	(0.78)

Net asset value
End of year	$10.58	$9.61	$8.16	$14.07	$13.72

Total return(C)	12.73%	28.16%	(32.76)%	7.81%	13.83%

Net assets end of year (000’s)	$1,442,467	$1,426,280	$1,217,825	$2,229,744	$2,277,269

Ratio and supplemental data
Expenses to average net assets(D)	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income, to average net assets(B)	2.13%	2.61%	2.94%	2.63%	3.25%
Portfolio turnover rate(E)	29%	13%	18%	24%	2%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$9.52	$8.09	$13.97	$13.64	$12.75

Investment operations
Net investment income(A),(B)	0.19	0.21	0.34	0.37	0.42
Net realized and unrealized gain (loss)	0.96	1.98	(4.58)	0.63	1.24
Total operations	1.15	2.19	(4.24)	1.00	1.66

Distributions
From net investment income	(0.20)	(0.28)	(0.32)	(0.32)	(0.21)
From net realized gains	—	(0.48)	(1.32)	(0.35)	(0.56)
Total distributions	(0.20)	(0.76)	(1.64)	(0.67)	(0.77)

Net asset value
End of year	$10.47	$9.52	$8.09	$13.97	$13.64

Total return(C)	12.40%	27.87%	(32.92)%	7.56%	13.54%

Net assets end of year (000’s)	$3,703,837	$3,289,225	$2,187,892	$2,797,290	$1,823,589

Ratio and supplemental data
Expenses to average net assets(D)	0.38%	0.38%	0.38%	0.38%	0.38%
Net investment income, to average net assets(B)	1.94%	2.49%	2.99%	2.64%	3.15%
Portfolio turnover rate(E)	29%	13%	18%	24%	2%

(A) Calculated based on average number of shares outstanding.

(B) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(D) Does not include expenses of the investment companies in which the fund invests.

(E) Does not include the portfolio activity of the underlying affiliated funds.

Transamerica Asset Allocation - Moderate VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value
Beginning of year	$9.77	$8.36	$12.90	$12.66	$12.24

Investment operations
Net investment income(A),(B)	0.27	0.32	0.50	0.40	0.44
Net realized and unrealized gain (loss)	0.71	1.83	(3.59)	0.57	0.89
Total operations	0.98	2.15	(3.09)	0.97	1.33

Distributions
From net investment income	(0.30)	(0.39)	(0.37)	(0.39)	(0.33)
From net realized gains	—	(0.35)	(1.08)	(0.34)	(0.58)
Total distributions	(0.30)	(0.74)	(1.45)	(0.73)	(0.91)

Net asset value
End of year	$10.45	$9.77	$8.36	$12.90	$12.66

Total return(C)	10.37%	26.40%	(25.96)%	7.95%	11.48%

Net assets end of year (000’s)	$1,083,121	$1,101,652	$957,157	$1,550,984	$1,591,304

Ratio and supplemental data
Expenses to average net assets(D)	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income, to average net assets(B)	2.68%	3.63%	4.50%	3.10%	3.53%
Portfolio turnover rate(E)	32%	18%	23%	20%	3%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value
Beginning of year	$9.70	$8.30	$12.83	$12.60	$12.20

Investment operations
Net investment income(A),(B)	0.25	0.32	0.37	0.39	0.43
Net realized and unrealized gain (loss)	0.70	1.80	(3.47)	0.55	0.87
Total operations	0.95	2.12	(3.10)	0.94	1.30

Distributions
From net investment income	(0.28)	(0.37)	(0.35)	(0.37)	(0.32)
From net realized gains	—	(0.35)	(1.08)	(0.34)	(0.58)
Total distributions	(0.28)	(0.72)	(1.43)	(0.71)	(0.90)

Net asset value
End of year	$10.37	$9.70	$8.30	$12.83	$12.60

Total return(C)	10.14%	26.20%	(26.19)%	7.73%	11.21%

Net assets end of year (000’s)	$2,178,041	$1,842,404	$1,190,212	$1,452,693	$1,043,139

Ratio and supplemental data
Expenses to average net assets(D)	0.38%	0.38%	0.38%	0.38%	0.38%
Net investment income, to average net assets(B)	2.50%	3.54%	3.36%	3.03%	3.44%
Portfolio turnover rate(E)	32%	18%	23%	20%	3%

(A) Calculated based on average number of shares outstanding.

(B) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(D) Does not include expenses of the investment companies in which the fund invests.

(E) Does not include the portfolio activity of the underlying affiliated funds.

Transamerica Balanced VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value
Beginning of year	$10.27	$8.38	$13.70	$12.25	$11.63

Investment operations
Net investment income(A)	0.41	0.21	0.22	0.19	0.16
Net realized and unrealized gain (loss)	2.05	1.97	(4.36)	1.47	0.88

Total operations	2.46	2.18	(4.14)	1.66	1.04

Distributions
From net investment income	(0.05)	(0.16)	(0.21)	(0.15)	(0.12)
From net realized gains	–	(0.13)	(0.97)	(0.06)	(0.30)
Total distributions	(0.05)	(0.29)	(1.18)	(0.21)	(0.42)

Net asset value
End of year	$12.68	$10.27	$8.38	$13.70	$12.25

Total return(B)	24.12%	26.30%	(32.40%)	13.61%	9.12%

Net assets end of year (000’s)	$292,510	$45,319	$36,361	$81,632	$71,949

Ratio and supplemental data
Expenses to average net assets	0.87%	0.91%	0.90%	0.89%	0.89%
Net investment income, to average net assets	3.75%	2.26%	1.89%	1.49%	1.32%
Portfolio turnover rate	69%	82%	67%	60%	47%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value
Beginning of year	$10.19	$8.33	$13.64	$12.21	$11.61

Investment operations
Net investment income(A)	0.34	0.18	0.19	0.16	0.13
Net realized and unrealized gain (loss)	2.08	1.96	(4.34)	1.46	0.87

Total operations	2.42	2.14	(4.15)	1.62	1.00

Distributions
From net investment income	(0.04)	(0.15)	(0.19)	(0.13)	(0.10)
From net realized gains	–	(0.13)	(0.97)	(0.06)	(0.30)
Total distributions	(0.04)	(0.28)	(1.16)	(0.19)	(0.40)

Net asset value
End of year	$12.57	$10.19	$8.33	$13.64	$12.21

Total return(B)	23.88%	25.94%	(32.57%)	13.38%	8.74%

Net assets end of year (000’s)	$122,000	$56,181	$22,473	$20,711	$9,672

Ratio and supplemental data
Expenses to average net assets	1.12%	1.16%	1.15%	1.14%	1.14%
Net investment income, to average net assets	3.11%	1.98%	1.71%	1.25%	1.11%
Portfolio turnover rate	69%	82%	67%	60%	47%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica BlackRock Global Allocation VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Service Class
	December 31, 2010		May 1 to Dec 31, 2009(A)
Net asset value
Beginning of year	$12.16		$10.00

Investment operations
Net investment income(B),(C)	0.21		0.37
Net realized and unrealized gain	0.97		1.79
Total operations	1.18		2.16

Distributions
From net investment income	(0.05)		—
Total distributions	(0.05)		—

Net asset value
End of year	$13.29		$12.16

Total return(D)	9.78%		21.60%	(E)

Net assets end of year (000’s)	$658,024		$157,420

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	0.30%		0.35%	(G)
Before reimbursement/fee waiver	0.35%		0.40%	(G)
Net investment income, to average net assets(C)	1.71%		4.74%	(G)
Portfolio turnover rate(H)	–%	(I)	–%	(E),(I)

(A) Commenced operations on May 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G) Annualized.

(H) Does not include the portfolio activity of the underlying funds.

(I)  Rounds to less than 1%.

Transamerica BlackRock Large Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$12.46	$11.09	$19.16	$20.80	$18.72

Investment operations
Net investment income(A)	0.19	0.19	0.21	0.20	0.17
Net realized and unrealized gain (loss)	1.09	1.35	(6.18)	0.72	2.91

Total operations	1.28	1.54	(5.97)	0.92	3.08

Distributions
From net investment income	(0.09)	(0.17)	(0.15)	(0.20)	(0.10)
From net realized gains	—	—	(1.95)	(2.36)	(0.90)
Total distributions	(0.09)	(0.17)	(2.10)	(2.56)	(1.00)

Net asset value
End of year	$13.65	$12.46	$11.09	$19.16	$20.80

Total return(B)	10.44%	13.99%	(33.89%)	4.64%	16.92%

Net assets end of year (000’s)	$1,433,863	$1,184,485	$712,006	$860,991	$1,054,389

Ratio and supplemental data
Expenses to average net assets	0.79%	0.84%	0.83%	0.85%	0.83%
Net investment income, to average net assets	1.50%	1.73%	1.38%	0.94%	0.86%
Portfolio turnover rate	99%	128%	85%	67%	60%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$12.52	$11.13	$19.21	$20.87	$18.81

Investment operations
Net investment income(A)	0.16	0.17	0.17	0.14	0.13
Net realized and unrealized gain (loss)	1.09	1.35	(6.20)	0.73	2.91

Total operations	1.25	1.52	(6.03)	0.87	3.04

Distributions
From net investment income	(0.08)	(0.13)	(0.10)	(0.17)	(0.08)
From net realized gains	—	—	(1.95)	(2.36)	(0.90)
Total distributions	(0.08)	(0.13)	(2.05)	(2.53)	(0.98)

Net asset value
End of year	$13.69	$12.52	$11.13	$19.21	$20.87

Total return(B)	10.15%	13.71%	(34.06%)	4.35%	16.62%

Net assets end of year (000’s)	$76,476	$37,502	$15,319	$33,514	$28,079

Ratio and supplemental data
Expenses to average net assets	1.04%	1.09%	1.08%	1.10%	1.08%
Net investment income, to average net assets	1.26%	1.47%	1.06%	0.70%	0.64%
Portfolio turnover rate	99%	128%	85%	67%	60%

(A)  Calculated based on average number of shares outstanding.

(B)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Service Class
	December 31, 2010	May 1 to Dec 31, 2009(A)
Net asset value
Beginning of year	$12.19	$10.00

Investment operations
Net investment income(B),(C)	0.44	0.34
Net realized and unrealized gain	0.92	1.85
Total operations	1.36	2.19

Distributions
From net investment income	(0.05)	—
From net realized gains	(0.03)	—
Total distributions	(0.08)	—

Net asset value
End of year	$13.47	$12.19

Total return(D)	11.24%	21.90%	(E)

Net assets end of year (000’s)	$192,908	$42,149

Ratio and supplemental data
Expenses to average net assets(F)
After recapture/reimbursement	0.42%	0.50%	(G)
Before recapture/reimbursement	0.41%	0.61%	(G)
Net investment income, to average net assets(C)	3.47%	4.36%	(G)
Portfolio turnover rate(H)	46%	19%	(E)

(A)  Commenced operations on May 1, 2009.

(B)  Calculated based on average number of shares outstanding.

(C)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(D)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E)  Not annualized.

(F)  Does not include expenses of the affiliated investment companies in which the fund invests.

(G)  Annualized.

(H)  Does not include the portfolio activity of the underlying affiliated funds.

Transamerica Clarion Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$10.46	$7.84	$19.64	$24.54	$19.77

Investment operations
Net investment income(A)	0.21	0.23	0.38	0.36	0.35
Net realized and unrealized gain (loss)	1.32	2.39	(7.03)	(1.77)	7.45

Total operations	1.53	2.62	(6.65)	(1.41)	7.80

Distributions
From net investment income	(0.69)	—	(0.47)	(1.73)	(0.33)
From net realized gains	—	—	(4.68)	(1.76)	(2.70)
Total distributions	(0.69)	—	(5.15)	(3.49)	(3.03)

Net asset value
End of year	$11.30	$10.46	$7.84	$19.64	$24.54

Total return(B)	15.67%	33.42%	(42.38%)	(6.70%)	42.27%

Net assets end of year (000’s)	$495,241	$493,900	$339,659	$667,356	$922,134

Ratio and supplemental data
Expenses to average net assets	0.90%	0.91%	0.87%	0.84%	0.84%
Net investment income, to average net assets	2.01%	2.73%	2.61%	1.51%	1.59%
Portfolio turnover rate	60%	61%	48%	60%	44%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$10.84	$8.15	$20.12	$25.06	$20.16

Investment operations
Net investment income(A)	0.17	0.22	0.36	0.31	0.32
Net realized and unrealized gain (loss)	1.38	2.47	(7.27)	(1.80)	7.58

Total operations	1.55	2.69	(6.91)	(1.49)	7.90

Distributions
From net investment income	(0.67)	—	(0.38)	(1.69)	(0.30)
From net realized gains	—	—	(4.68)	(1.76)	(2.70)
Total distributions	(0.67)	—	(5.06)	(3.45)	(3.00)

Net asset value
End of year	$11.72	$10.84	$8.15	$20.12	$25.06

Total return(B)	15.30%	33.01%	(42.49%)	(6.91%)	41.91%

Net assets end of year (000’s)	$33,421	$18,785	$14,810	$41,216	$53,276

Ratio and supplemental data
Expenses to average net assets	1.15%	1.16%	1.12%	1.09%	1.09%
Net investment income, to average net assets	1.59%	2.46%	2.35%	1.26%	1.39%
Portfolio turnover rate	60%	61%	48%	60%	44%

(A)  Calculated based on average number of shares outstanding.

(B)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Diversified Equity VP
(formerly, Transamerica Templeton Global VP)
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$17.49	$13.82	$25.01	$22.05	$18.81

Investment operations
Net investment income(A)	0.38	0.22	0.41	0.31	0.27
Net realized and unrealized gain (loss)	2.52	3.67	(11.21)	3.02	3.23

Total operations	2.90	3.89	(10.80)	3.33	3.50

Distributions
From net investment income	(0.18)	(0.22)	(0.39)	(0.37)	(0.26)
Total distributions	(0.18)	(0.22)	(0.39)	(0.37)	(0.26)

Net asset value
End of year	$20.21	$17.49	$13.82	$25.01	$22.05

Total return(B)	16.85%	28.32%	(43.67%)	15.24%	18.79%

Net assets end of year (000’s)	$637,146	$422,067	$288,218	$611,618	$598,312

Ratio and supplemental data
Expenses to average net assets	0.84%	0.91%	0.84%	0.85%	0.87%
Net investment income, to average net assets	2.14%	1.49%	2.03%	1.31%	1.35%
Portfolio turnover rate	111%	54%	18%	34%	59%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$17.36	$13.74	$24.85	$21.93	$18.73

Investment operations
Net investment income(A)	0.34	0.18	0.37	0.26	0.21
Net realized and unrealized gain (loss)	2.49	3.63	(11.15)	2.99	3.23

Total operations	2.83	3.81	(10.78)	3.25	3.44

Distributions
From net investment income	(0.16)	(0.19)	(0.33)	(0.33)	(0.24)
Total distributions	(0.16)	(0.19)	(0.33)	(0.33)	(0.24)

Net asset value
End of year	$20.03	$17.36	$13.74	$24.85	$21.93

Total return(B)	16.55%	27.85%	(43.81%)	14.98%	18.45%

Net assets end of year (000’s)	$41,859	$22,817	$8,498	$24,292	$16,329

Ratio and supplemental data
Expenses to average net assets	1.09%	1.16%	1.09%	1.10%	1.12%
Net investment income, to average net assets	1.93%	1.16%	1.83%	1.11%	1.02%
Portfolio turnover rate	111%	54%	18%	34%	59%

(A)  Calculated based on average number of shares outstanding.

(B)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Efficient Markets VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class					Service Class
	Year Ended December 31,			Nov 10 to Dec 31, 2008(A)		Year Ended December 31,			Nov 10 to Dec 31, 2008(A)
	2010	2009				2010	2009
Net asset value
Beginning of year	$12.27	$10.39		$10.00		$12.24	$10.39		$10.00

Investment operations
Net investment income(B),(C)	0.26	0.27		0.10		0.23	0.25		0.11
Net realized and unrealized gain	1.26	1.62		0.29		1.25	1.61		0.28
Total operations	1.52	1.89		0.39		1.48	1.86		0.39

Distributions
From net investment income	(0.09)	(0.01)		—		(0.08)	(0.01)		—
From net realized gains	(0.21)	—	(D)	—		(0.21)	—	(D)	—
Total distributions	(0.30)	(0.01)		—		(0.29)	(0.01)		—

Net asset value
End of year	$13.49	$12.27		$10.39		$13.43	$12.24		$10.39

Total return(E)	12.68%	18.15%		3.90%	(F)	12.38%	17.86%		3.90%	(F)

Net assets end of year (000’s)	$1,054	$831		$260		$71,452	$26,854		$1,157

Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.52%	0.52%		0.52%	(H)	0.77%	0.77%		0.77%	(H)
Before reimbursement/fee waiver	0.52%	0.70%		17.77%	(H)	0.77%	0.95%		18.02%	(H)
Net investment income, to average net assets(C)	2.01%	2.42%		7.15%	(H)	1.84%	2.20%		8.04%	(H)
Portfolio turnover rate(I)	17%	37%		2%	(F)	17%	37%		2%	(F)

(A)  Commenced operations on November 10, 2008.

(B)  Calculated based on average number of shares outstanding.

(C)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D)  Rounds to less than $(.01) per share.

(E)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(F)  Not annualized.

(G)  Does not include expenses of the investment companies in which the fund invests.

(H)  Annualized.

(I)  Does not include the portfolio activity of the underlying funds.

Transamerica Federated Market Opportunity VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010		2009	2008	2007	2006

Net asset value
Beginning of year	$12.15		$13.37	$14.66	$15.40	$16.52

Investment operations
Net investment income(A)	0.08		0.06	0.24	0.41	0.48
Net realized and unrealized gain (loss)	(0.08)		0.52	(0.85)	(0.50)	–	(B)

Total operations	—	(B)	0.58	(0.61)	(0.09)	0.48

Distributions
From net investment income	(0.46)		(0.45)	(0.68)	(0.58)	(0.28)
From net realized gains	—		(1.35)	—	(0.07)	(1.32)
Total distributions	(0.46)		(1.80)	(0.68)	(0.65)	(1.60)
Net asset value
End of year	$11.69		$12.15	$13.37	$14.66	$15.40

Total return(C)	(0.11%)		4.20%	(4.53%)	(0.48%)	2.76%
Net assets end of year (000’s)	$254,517		$285,979	$298,449	$401,656	$518,866
Ratio and supplemental data
Expenses to average net assets	0.85%		0.84%	0.81%	0.82%	0.81%
Net investment income, to average net assets	0.69%		0.47%	1.64%	2.72%	2.94%
Portfolio turnover rate	210%		183%	290%	56%	91%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value
Beginning of year	$12.74	$13.91	$15.20	$15.94	$17.05
Investment operations
Net investment income(A)	0.06	0.05	0.21	0.38	0.45
Net realized and unrealized gain (loss)	(0.10)	0.52	(0.87)	(0.52)	0.01

Total operations	(0.04)	0.57	(0.66)	(0.14)	0.46
Distributions
From net investment income	(0.42)	(0.39)	(0.63)	(0.53)	(0.25)
From net realized gains	—	(1.35)	—	(0.07)	(1.32)
Total distributions	(0.42)	(1.74)	(0.63)	(0.60)	(1.57)
Net asset value
End of year	$12.28	$12.74	$13.91	$15.20	$15.94

Total return(C)	(0.42%)	3.95%	(4.65%)	(0.70%)	2.47%
Net assets end of year (000’s)	$11,234	$13,590	$14,000	$25,139	$32,406
Ratio and supplemental data
Expenses to average net assets	1.11%	1.09%	1.06%	1.07%	1.06%
Net investment income, to average net assets	0.46%	0.31%	1.38%	2.48%	2.67%
Portfolio turnover rate	210%	183%	290%	56%	91%

(A)  Calculated based on average number of shares outstanding.

(B) Rounds to less than ($0.01) or $0.01.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Focus VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010		2009	2008	2007	2006
Net asset value
Beginning of year	$9.28		$7.43	$13.88	$14.73	$14.71
Investment operations
Net investment income(A)	–	(B)	0.07	0.18	0.16	0.18
Net realized and unrealized gain (loss)	2.52		1.99	(4.67)	(0.01)	2.26

Total operations	2.52		2.06	(4.49)	0.15	2.44
Distributions
From net investment income	(0.09)		(0.21)	(0.21)	(0.20)	(0.16)
From net realized gains	–		–	(1.75)	(0.80)	(2.26)
Total distributions	(0.09)		(0.21)	(1.96)	(1.00)	(2.42)
Net asset value
End of year	$11.71		$9.28	$7.43	$13.88	$14.73

Total return(C)	27.44%		27.91%	(36.36%)	1.04%	18.56%
Net assets end of year (000’s)	$179,705		$156,691	$146,079	$297,425	$370,692
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.90%		0.90%	0.86%	0.87%	0.88%
Before reimbursement/fee waiver	0.91%		0.90%	0.86%	0.87%	0.88%
Net investment income, to average net assets	–%	(D)	0.94%	1.62%	1.11%	1.22%
Portfolio turnover rate	44%		131%	35%	15%	15%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010		2009	2008	2007	2006
Net asset value
Beginning of year	$9.27		$7.41	$13.83	$14.69	$14.68
Investment operations
Net investment income (loss)(A)	(0.02)		0.05	0.15	0.13	0.15
Net realized and unrealized gain (loss)	2.51		1.98	(4.66)	(0.02)	2.25

Total operations	2.49		2.03	(4.51)	0.11	2.40
Distributions
From net investment income	(0.07)		(0.17)	(0.16)	(0.17)	(0.13)
From net realized gains	–		–	(1.75)	(0.80)	(2.26)
Total distributions	(0.07)		(0.17)	(1.91)	(0.97)	(2.39)
Net asset value
End of year	$11.69		$9.27	$7.41	$13.83	$14.69

Total return(C)	27.09%		27.57%	(36.54%)	0.77%	18.29%
Net assets end of year (000’s)	$8,575		$5,301	$4,065	$11,910	$12,810
Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.15%		1.15%	1.11%	1.12%	1.13%
Before reimbursement/fee waiver	1.16%		1.15%	1.11%	1.12%	1.13%
Net investment income (loss), to average net assets	(0.26%)		0.66%	1.35%	0.86%	0.99%
Portfolio turnover rate	44%		131%	35%	15%	15%

(A) Calculated based on average number of shares outstanding.

(B)  Rounds to less than ($0.01) or $0.01.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(D) Rounds to less than (0.01%) or 0.01%.

Transamerica Foxhall Emerging Markets/Pacific Rim VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2010	Jul 1 to Dec 31, 2009(A)		December 31, 2010	Jul 1 to Dec 31, 2009(A)

Net asset value
Beginning of year	$10.96	$10.00		$10.94	$10.00

Investment operations
Net investment income(B),(C)	0.11	0.12		0.19	0.38
Net realized and unrealized gain	0.26	0.84		0.16	0.56
Total operations	0.37	0.96		0.35	0.94

Distributions
From net investment income	(0.03)	—		(0.03)	—
From net realized gains	(0.07)	—		(0.07)	—
Total distributions	(0.10)	—		(0.10)	—

Net asset value
End of year	$11.23	$10.96		$11.19	$10.94

Total return(D)	3.56%	9.60%	(E)	3.38%	9.40%	(E)

Net assets end of year (000’s)	$16,703	$12,102		$39,580	$4,370

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.00%	1.00%	(G)	1.25%	1.25%	(G)
Before reimbursement/fee waiver	1.03%	1.87%	(G)	1.28%	2.12%	(G)
Net investment income, to average net assets(C)	1.09%	2.29%	(G)	1.87%	7.03%	(G)
Portfolio turnover rate(H)	603%	207%	(E)	603%	207%	(E)

(A) Commenced operations on July 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G)  Annualized.

(H) Does not include the portfolio activity of the underlying funds.

Transamerica Foxhall Global Conservative VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2010	Jul 1 to Dec 31, 2009(A)		December 31, 2010	Jul 1 to Dec 31, 2009(A)
Net asset value
Beginning of year	$10.09	$10.00		$10.08	$10.00

Investment operations
Net investment income(B),(C)	0.03	0.09		0.03	0.17
Net realized and unrealized loss	(0.62)	—	(D)	(0.64)	(0.09)
Total operations	(0.59)	0.09		(0.61)	0.08

Distributions
From net investment income	(0.01)	—		(0.01)	—
From net realized gains	(0.01)	—		(0.01)	—
Total distributions	(0.02)	—		(0.02)	—

Net asset value
End of year	$9.48	$10.09		$9.45	$10.08

Total return(E)	(5.79)%	0.90%	(F)	(6.10)%	0.80%	(F)

Net assets end of year (000’s)	$2,337	$1,880		$29,353	$2,971

Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	1.00%	1.00%	(H)	1.25%	1.25%	(H)
Before reimbursement/fee waiver	1.10%	3.67%	(H)	1.35%	3.92%	(H)
Net investment income, to average net assets(C)	0.25%	1.80%	(H)	0.34%	3.42%	(H)
Portfolio turnover rate(I)	678%	198%	(F)	678%	198%	(F)

(A) Commenced operations on July 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D)  Rounds to less than $(.01) per share.

(E) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(F) Not annualized.

(G) Does not include expenses of the investment companies in which the fund invests.

(H) Annualized.

(I) Does not include the portfolio activity of the underlying funds.

Transamerica Foxhall Global Growth VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2010	Jul 1 to Dec 31, 2009(A)		December 31, 2010	Jul 1 to Dec 31, 2009(A)

Net asset value
Beginning of year	$11.03	$10.00		$11.01	$10.00

Investment operations
Net investment income(B),(C)	0.13	0.11		0.16	0.30
Net realized and unrealized gain	0.47	0.92		0.42	0.71
Total operations	0.60	1.03		0.58	1.01

Distributions
From net investment income	(0.03)	—		(0.02)	—
From net realized gains	(0.06)	—		(0.07)	—
Total distributions	(0.09)	—		(0.09)	—

Net asset value
End of year	$11.54	$11.03		$11.50	$11.01

Total return(D)	5.56%	10.30%	(E)	5.39%	10.10%	(E)

Net assets end of year (000’s)	$17,701	$12,318		$37,146	$5,513

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.00%	1.00%	(G)	1.25%	1.25%	(G)
Before reimbursement/fee waiver	1.02%	1.87%	(G)	1.27%	2.12%	(G)
Net investment income, to average net assets(C)	1.22%	2.04%	(G)	1.52%	5.46%	(G)
Portfolio turnover rate(H)	751%	255%	(E)	751%	255%	(E)

(A) Commenced operations on July 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G)  Annualized.

(H) Does not include the portfolio activity of the underlying funds.

Transamerica Foxhall Global Hard Asset VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2010	Jul 1 to Dec 31, 2009(A)		December 31, 2010	Jul 1 to Dec 31, 2009(A)

Net asset value
Beginning of year	$10.34	$10.00		$10.33	$10.00

Investment operations
Net investment income(B),(C)	0.02	0.07		0.05	0.23
Net realized and unrealized gain	0.33	0.27		0.26	0.10
Total operations	0.35	0.34		0.31	0.33

Distributions
From net investment income	(0.02)	—		(0.01)	—
From net realized gains	(0.03)	—		(0.03)	—
Total distributions	(0.05)	—		(0.04)	—

Net asset value
End of year	$10.64	$10.34		$10.60	$10.33

Total return(D)	3.39%	3.40%	(E)	3.10%	3.30%	(E)

Net assets end of year (000’s)	$9,786	$7,065		$33,169	$3,262

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.00%	1.00%	(G)	1.25%	1.25%	(G)
Before reimbursement/fee waiver	1.05%	2.19%	(G)	1.30%	2.44%	(G)
Net investment income, to average net assets(C)	0.22%	1.30%	(G)	0.48%	4.57%	(G)
Portfolio turnover rate(H)	718%	248%	(E)	718%	248%	(E)

(A) Commenced operations on July 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G)  Annualized.

(H) Does not include the portfolio activity of the underlying funds.

Transamerica Growth Opportunities VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010		2009		2008		2007	2006

Net asset value
Beginning of year	$10.56		$7.74		$18.18		$16.00	$15.69

Investment operations
Net investment income (loss)(A)	0.05		–	(B)	0.03		(0.01)	0.01
Net realized and unrealized gain (loss)	3.71		2.85		(6.12)		3.58	0.76

Total operations	3.76		2.85		(6.09)		3.57	0.77

Distributions
From net investment income	–	(B)	(0.03)		–		(0.01)	(0.04)
From net realized gains	–		–		(4.35)		(1.38)	(0.42)
Total distributions	–	(B)	(0.03)		(4.35)		(1.39)	(0.46)

Net asset value
End of year	$14.32		$10.56		$7.74		$18.18	$16.00

Total return(C)	35.66%		36.86%		(40.90%)		23.09%	5.10%

Net assets end of year (000’s)	$257,724		$288,629		$180,962		$485,162	$478,963

Ratio and supplemental data
Expenses to average net assets	0.87%		0.88%		0.85%		0.83%	0.84%
Net investment income (loss), to average net assets	0.45%		0.04%		0.25%		(0.08%)	0.05%
Portfolio turnover rate	57%		60%		47%		73%	68%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010		2009		2008		2007	2006

Net asset value
Beginning of year	$10.43		$7.64		$18.00		$15.88	$15.59

Investment operations
Net investment income (loss)(A)	0.03		(0.02)		–	(B)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	3.65		2.81		(6.05)		3.56	0.75

Total operations	3.68		2.79		(6.05)		3.50	0.72

Distributions
From net investment income	–		–		–		–	(0.01)
From net realized gains	–		–		(4.31)		(1.38)	(0.42)
Total distributions	–		–		(4.31)		(1.38)	(0.43)

Net asset value
End of year	$14.11		$10.43		$7.64		$18.00	$15.88

Total return(C)	35.28%		36.52%		(41.06%)		22.74%	4.90%

Net assets end of year (000’s)	$50,798		$11,126		$7,425		$20,062	$16,847

Ratio and supplemental data
Expenses to average net assets	1.12%		1.13%		1.10%		1.08%	1.09%
Net investment income (loss), to average net assets	0.22%		(0.20%)		–%	(D)	(0.33%)	(0.20%)
Portfolio turnover rate	57%		60%		47%		73%	68%

(A) Calculated based on average number of shares outstanding.

(B) Rounds to less than ($0.01) or $0.01.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(D) Rounds to less than (0.01%) or 0.01%.

Transamerica Hanlon Balanced VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2010	May 1 to Dec 31, 2009(A)		December 31, 2010	May 1 to Dec 31, 2009(A)

Net asset value
Beginning of year	$11.40	$10.00		$11.38	$10.00

Investment operations
Net investment income(B),(C)	0.21	0.49		0.20	0.62
Net realized and unrealized gain (loss)	(0.59)	0.91		(0.60)	0.76
Total operations	(0.38)	1.40		(0.40)	1.38

Distributions
From net investment income	(0.03)	—		(0.03)	—
From net realized gains	(0.02)	—		(0.02)	—
Total distributions	(0.05)	—		(0.05)	—

Net asset value
End of year	$10.97	$11.40		$10.93	$11.38

Total return(D)	(3.28)%	14.00%	(E)	(3.46)%	13.80%	(E)

Net assets end of year (000’s)	$10,832	$5,067		$59,866	$3,186

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.00%	1.00%	(G)	1.25%	1.25%	(G)
Before reimbursement/fee waiver	1.02%	2.06%	(G)	1.27%	2.31%	(G)
Net investment income, to average net assets(C)	1.96%	6.78%	(G)	1.85%	8.50%	(G)
Portfolio turnover rate(H)	981%	48%	(E)	981%	48%	(E)

(A) Commenced operations on May 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G) Annualized.

(H) Does not include the portfolio activity of the underlying funds.

Transamerica Hanlon Growth and Income VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2010	May 1 to Dec 31, 2009(A)		December 31, 2010	May 1 to Dec 31, 2009(A)

Net asset value
Beginning of year	$11.43	$10.00		$11.42	$10.00

Investment operations
Net investment income(B),(C)	0.21	0.48		0.18	0.58
Net realized and unrealized gain (loss)	(0.43)	0.95		(0.43)	0.84
Total operations	(0.22)	1.43		(0.25)	1.42

Distributions
From net investment income	(0.06)	—		(0.06)	—
From net realized gains	(0.04)	—		(0.04)	—
Total distributions	(0.10)	—		(0.10)	—

Net asset value
End of year	$11.11	$11.43		$11.07	$11.42

Total return(D)	(1.85)%	14.30%	(E)	(2.12)%	14.20%	(E)

Net assets end of year (000’s)	$9,743	$6,712		$34,640	$2,285

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.00%	1.00%	(G)	1.25%	1.25%	(G)
Before reimbursement/fee waiver	1.06%	1.88%	(G)	1.31%	2.13%	(G)
Net investment income, to average net assets(C)	1.94%	6.73%	(G)	1.71%	8.02%	(G)
Portfolio turnover rate(H)	1006%	56%	(E)	1006%	56%	(E)

(A) Commenced operations on May 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G) Annualized.

(H) Does not include the portfolio activity of the underlying funds.

Transamerica Hanlon Growth VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2010	May 1 to Dec 31, 2009(A)		December 31, 2010	May 1 to Dec 31, 2009(A)

Net asset value
Beginning of year	$11.52	$10.00		$11.50	$10.00

Investment operations
Net investment income(B),(C)	0.19	0.48		0.15	0.62
Net realized and unrealized gain (loss)	(0.26)	1.04		(0.25)	0.88
Total operations	(0.07)	1.52		(0.10)	1.50

Distributions
From net investment income	(0.10)	—		(0.10)	—
From net realized gains	(0.06)	—		(0.06)	—
Total distributions	(0.16)	—		(0.16)	—

Net asset value
End of year	$11.29	$11.52		$11.24	$11.50

Total return(D)	(0.44)%	15.20%	(E)	(0.70)%	15.00%	(E)

Net assets end of year (000’s)	$14,602	$10,661		$32,897	$2,093

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.00%	1.00%	(G)	1.25%	1.25%	(G)
Before reimbursement/fee waiver	1.05%	1.53%	(G)	1.30%	1.78%	(G)
Net investment income, to average net assets(C)	1.75%	6.64%	(G)	1.42%	8.51%	(G)
Portfolio turnover rate(H)	1068%	68%	(E)	1068%	68%	(E)

(A) Commenced operations on May 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G) Annualized.

(H) Does not include the portfolio activity of the underlying funds.

Transamerica Hanlon Managed Income VP
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class			Service Class
	December 31, 2010	May 1 to Dec 31, 2009(A)		December 31, 2010	May 1 to Dec 31, 2009(A)

Net asset value
Beginning of year	$11.09	$10.00		$11.08	$10.00
Investment operations
Net investment income(B),(C)	0.24	0.35		0.24	0.39
Net realized and unrealized gain (loss)	(0.20)	0.74		(0.23)	0.69
Total operations	0.04	1.09		0.01	1.08

Distributions
From net investment income	(0.02)	—		(0.02)	—
From net realized gains	(0.03)	—		(0.03)	—
Total distributions	(0.05)	—		(0.05)	—

Net asset value
End of year	$11.08	$11.09		$11.04	$11.08

Total return(D)	0.39%	10.90%	(E)	0.12%	10.80%	(E)

Net assets end of year (000’s)	$29,069	$17,794		$254,768	$19,495

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	0.98%	1.00%	(G)	1.23%	1.25%	(G)
Before reimbursement/recaptured expense	0.97%	1.32%	(G)	1.22%	1.57%	(G)
Net investment income, to average net assets(C)	2.15%	4.90%	(G)	2.20%	5.29%	(G)
Portfolio turnover rate(H)	525%	99%	(E)	525%	99%	(E)

(A) Commenced operations on May 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G) Annualized.

(H) Does not include the portfolio activity of the underlying funds.

Transamerica Index 100 VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class
	December 31, 2010		Nov 19 to Dec 31, 2009(A)

Net asset value
Beginning of year	$10.26		$10.00

Investment operations
Net investment income(B),(C)	0.20		0.10
Net realized and unrealized gain	1.31		0.16
Total operations	1.51		0.26

Distributions
From net investment income	(0.01)		—
From net realized gains	—	(D)	—
Total distributions	(0.01)		—

Net asset value
End of year	$11.76		$10.26

Total return(E)	14.70%		2.60%	(F)

Net assets end of year (000’s)	$294		$257

Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.40%		0.40%	(H)
Before reimbursement/fee waiver	0.62%		61.05%	(H)
Net investment income, to average net assets(C)	1.94%		8.52%	(H)
Portfolio turnover rate(I)	13%		7%	(F)

For a share outstanding throughout each period	Service Class
	December 31, 2010		Nov 19 to Dec 31, 2009(A)

Net asset value
Beginning of year	$10.26		$10.00

Investment operations
Net investment income(B),(C)	0.34		0.14
Net realized and unrealized gain	1.14		0.12
Total operations	1.48		0.26

Distributions
From net investment income	(0.01)		—
From net realized gains	—	(D)	—
Total distributions	(0.01)		—

Net asset value
End of year	$11.73		$10.26

Total return(E)	14.41%		2.60%	(F)

Net assets end of year (000’s)	$23,119		$640

Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.65%		0.65%	(H)
Before reimbursement/fee waiver	0.87%		61.30%	(H)
Net investment income, to average net assets(C)	3.16%		12.07%	(H)
Portfolio turnover rate(I)	13%		7%	(F)

(A)  Commenced operations on November 19, 2009.

(B)  Calculated based on average number of shares outstanding.

(C)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D)  Rounds to less than $(.01) per share.

(E)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(F)  Not annualized.

(G)  Does not include expenses of the investment companies in which the fund invests.

(H)  Annualized.

(I)  Does not include the portfolio activity of the underlying funds.

Transamerica Index 35 VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class				Service Class
	December 31, 2010		Nov 19 to Dec 31, 2009(A)		December 31, 2010		Nov 19 to Dec 31, 2009(A)

Net asset value
Beginning of year	$10.00		$10.00		$10.00		$10.00

Investment operations
Net investment income(B),(C)	0.27		0.07		0.33		0.10
Net realized and unrealized gain (loss)	0.70		(0.07)		0.61		(0.10)
Total operations	0.97		0.00		0.94		0.00

Distributions
From net investment income	—	(D)	—		—	(D)	—

Net asset value
End of year	$10.97		$10.00		$10.94		$10.00

Total return(E)	9.72%		–%	(F)	9.42%		–%	(F)

Net assets end of year (000’s)	$275		$250		$84,673		$1,755

Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/fee waiver	0.37%		0.37%	(H)	0.62%		0.62%	(H)
Before reimbursement/fee waiver	0.45%		27.72%	(H)	0.70%		27.97%	(H)
Net investment income, to average net assets(C)	2.60%		5.92%	(H)	3.14%		8.60%	(H)
Portfolio turnover rate(I)	13%		1%	(F)	13%		1%	(F)

(A)  Commenced operations on November 19, 2009.

(B)  Calculated based on average number of shares outstanding.

(C)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D)  Rounds to less than $(.01) per share.

(E)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(F)  Not annualized.

(G)  Does not include expenses of the investment companies in which the fund invests.

(H)  Annualized.

(I)  Does not include the portfolio activity of the underlying funds.

Transamerica Index 50 VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class				Service Class
	Year Ended December 31,		May 1 to Dec 31, 2008(A)		Year Ended December 31,		May 1 to Dec 31, 2008(A)
	2010	2009			2010	2009
Net asset value
Beginning of year	$9.63	$8.28	$10.00		$9.60	$8.26	$10.00

Investment operations
Net investment income(B),(C)	0.34	0.26	0.25		0.25	0.28	0.38
Net realized and unrealized gain (loss)	0.71	1.12	(1.97)		0.76	1.08	(2.12)
Total operations	1.05	1.38	(1.72)		1.01	1.36	(1.74)

Distributions
From net investment income	(0.12)	(0.03)	—		(0.11)	(0.02)	—
From net realized gains	(0.10)	—	—		(0.10)	—	—
Total distributions	(0.22)	(0.03)	—		(0.21)	(0.02)	—

Net asset value
End of year	$10.46	$9.63	$8.28		$10.40	$9.60	$8.26

Total return(D)	11.07%	16.62%	(17.20)%	(E)	10.69%	16.53%	(17.40)%	(E)

Net assets end of year (000’s)	$1,597	$378	$315		$348,076	$191,443	$22,471

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recaptured expense	0.37%	0.37%	0.37%	(G)	0.62%	0.62%	0.62%	(G)
Before reimbursement/recaptured expense	0.35%	0.38%	1.23%	(G)	0.60%	0.63%	1.48%	(G)
Net investment income, to average net assets(C)	3.33%	2.91%	4.21%	(G)	2.55%	3.09%	7.06%	(G)
Portfolio turnover rate(H)	12%	27%	17%	(E)	12%	27%	17%	(E)

(A)  Commenced operations on May 1, 2008.

(B)  Calculated based on average number of shares outstanding.

(C)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E)  Not annualized.

(F)  Does not include expenses of the investment companies in which the fund invests.

(G)  Annualized.

(H)  Does not include the portfolio activity of the underlying funds.

Transamerica Index 75 VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class					Service Class
	Year Ended December 31,			May 1 to Dec 31, 2008(A)		Year Ended December 31,			May 1 to Dec 31, 2008(A)
	2010	2009				2010	2009

Net asset value
Beginning of year	$9.01	$7.31		$10.00		$8.95	$7.29		$10.00

Investment operations
Net investment income(B),(C)	0.28	0.16		0.33		0.20	0.23		0.38
Net realized and unrealized gain (loss)	0.87	1.57		(3.02)		0.93	1.46		(3.09)
Total operations	1.15	1.73		(2.69)		1.13	1.69		(2.71)

Distributions
From net investment income	(0.11)	(0.03)		—		(0.10)	(0.03)		—
From net realized gains	(0.09)	—	(D)	—		(0.09)	—	(D)	—
Total distributions	(0.20)	(0.03)		—		(0.19)	(0.03)		—

Net asset value
End of year	$9.96	$9.01		$7.31		$9.89	$8.95		$7.29

Total return(E)	13.15%	23.68%		(26.90)%	(F)	13.00%	23.18%		(27.10)%	(F)

Net assets end of year (000’s)	$2,686	$1,016		$2		$705,936	$431,394		$57

Ratio and supplemental data
Expenses to average net assets(G)
After reimbursement/recaptured expense	0.34%	0.37%		0.37%	(H)	0.59%	0.62%		0.62%	(H)
Before reimbursement/recaptured expense	0.34%	0.35%		0.67%	(H)	0.59%	0.60%		0.92%	(H)
Net investment income, to average net assets(C)	2.99%	2.17%		6.63%	(H)	2.25%	2.75%		7.71%	(H)
Portfolio turnover rate(I)	7%	24%		11%	(F)	7%	24%		11%	(F)

(A)  Commenced operations on May 1, 2008.

(B)  Calculated based on average number of shares outstanding.

(C)  Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D)  Rounds to less than $(.01) per share.

(E)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(F)  Not annualized.

(G)  Do not include expenses of the investment companies in which the fund invests.

(H)  Annualized.

(I)  Does not include the portfolio activity of the underlying funds.

Transamerica International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,					May 1 to Dec 31, 2006(A)
	2010	2009	2008	2007

Net asset value
Beginning of year	$8.50	$6.72	$11.12	$10.43		$10.00

Investment operations
Net investment income(B),(C)	0.20	0.25	0.26	0.56		0.85
Net realized and unrealized gain (loss)	0.66	1.73	(4.14)	0.34		(0.42)
Total operations	0.86	1.98	(3.88)	0.90		0.43

Distributions
From net investment income	(0.23)	(0.20)	(0.21)	(0.13)		—
From net realized gains	—	—	(0.31)	(0.08)		—
Total distributions	(0.23)	(0.20)	(0.52)	(0.21)		—

Net asset value
End of year	$9.13	$8.50	$6.72	$11.12		$10.43

Total return(D)	10.50%	29.69%	(36.12)%	8.69%		4.30%	(E)

Net assets end of year (000’s)	$21,033	$19,430	$15,195	$24,495		$7,516

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	0.14%	0.14%	0.15%	0.19%	(H)	0.25%	(G)
Before reimbursement/recapture	0.14%	0.14%	0.15%	0.19%	(H)	0.39%	(G)
Net investment income, to average net assets(C)	2.34%	3.43%	2.76%	5.05%		12.92%	(G)
Portfolio turnover rate(I)	20%	31%	19%	1%		1%	(E)

For a share outstanding throughout each period	Service Class Year Ended December 31,					May 1 to Dec 31, 2006(A)
	2010	2009	2008	2007

Net asset value
Beginning of year	$8.44	$6.68	$11.08	$10.41		$10.00

Investment operations
Net investment income(B),(C)	0.18	0.25	0.28	0.57		0.84
Net realized and unrealized gain (loss)	0.66	1.70	(4.17)	0.31		(0.43)
Total operations	0.84	1.95	(3.89)	0.88		0.41

Distributions
From net investment income	(0.22)	(0.19)	(0.20)	(0.13)		—
From net realized gains	—	—	(0.31)	(0.08)		—
Total distributions	(0.22)	(0.19)	(0.51)	(0.21)		—

Net asset value
End of year	$9.06	$8.44	$6.68	$11.08		$10.41

Total return(D)	10.24%	29.33%	(36.32)%	8.49%		4.10%	(E)

Net assets end of year (000’s)	$488,673	$422,402	$255,872	$225,620		$44,053

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/recapture	0.39%	0.39%	0.40%	0.44%	(H)	0.50%	(G)
Before reimbursement/recapture	0.39%	0.39%	0.40%	0.44%	(H)	0.64%	(G)
Net investment income, to average net assets(C)	2.13%	3.40%	3.08%	5.18%		12.63%	(G)
Portfolio turnover rate(I)	20%	31%	19%	1%		1%	(E)

(A) Commenced operations on May 1, 2006.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the fund invests.

(D) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G) Annualized.

(H) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(I) Does not include the portfolio activity of the underlying affiliated funds.

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010		2009	2008		2007	2006

Net asset value
Beginning of year	$7.04		$5.00	$8.25		$7.86	$8.55

Investment operations
Net investment income(A)	0.01		0.01	0.02		0.01	0.01
Net realized and unrealized gain (loss)	0.85		2.04	(2.99)		0.86	0.08

Total operations	0.86		2.05	(2.97)		0.87	0.09

Distributions
From net investment income	–	(B)	(0.01)	(0.01)		(0.01)	–
From net realized gains	–		–	(0.27)		(0.47)	(0.78)
Total distributions	–	(B)	(0.01)	(0.28)		(0.48)	(0.78)

Net asset value
End of year	$7.90		$7.04	$5.00		$8.25	$7.86

Total return(C)	12.26%		41.00%	(37.01%)		11.51%	1.96%

Net assets end of year (000’s)	$1,456,916		$476,900	$192,623		$161,847	$145,174

Ratio and supplemental data
Expenses to average net assets	0.78%		0.85%	0.86%		0.86%	0.87%
Net investment income, to average net assets	0.17%		0.16%	0.29%		0.16%	0.07%
Portfolio turnover rate	72%		76%	74%		72%	78%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010		2009	2008		2007	2006

Net asset value
Beginning of year	$6.95		$4.94	$8.16		$7.79	$8.51

Investment operations
Net investment loss(A)	(0.01)		(0.01)	–	(B)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.84		2.02	(2.95)		0.85	0.08

Total operations	0.83		2.01	(2.95)		0.84	0.06

Distributions
From net investment income	–	(B)	–	–		–	–
From net realized gains	–		–	(0.27)		(0.47)	(0.78)
Total distributions	–	(B)	–	(0.27)		(0.47)	(0.78)

Net asset value
End of year	$7.78		$6.95	$4.94		$8.16	$7.79

Total return(C)	11.97%		40.69%	(37.11%)		11.28%	1.60%

Net assets end of year (000’s)	$34,487		$3,324	$695		$1,223	$838

Ratio and supplemental data
Expenses to average net assets	1.03%		1.10%	1.11%		1.11%	1.12%
Net investment income (loss), to average net assets	(0.07%)		(0.13%)	0.01%		(0.13%)	(0.21%)
Portfolio turnover rate	72%		76%	74%		72%	78%

(A) Calculated based on average number of shares outstanding.

(B) Rounds to less than ($0.01) or $0.01.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$12.41	$11.95	$11.81	$11.66	$11.83

Investment operations
Net investment income(A)	0.67	0.73	0.58	0.52	0.53
Net realized and unrealized gain (loss)	0.35	0.40	0.06	0.26	(0.07)

Total operations	1.02	1.13	0.64	0.78	0.46

Distributions
From net investment income	(0.81)	(0.58)	(0.50)	(0.63)	(0.63)
From net realized gains	–	(0.09)	–	–	–
Total distributions	(0.81)	(0.67)	(0.50)	(0.63)	(0.63)

Net asset value
End of year	$12.62	$12.41	$11.95	$11.81	$11.66

Total return(B)	8.24%	9.58%	5.58%	6.85%	3.92%

Net assets end of year (000’s)	$169,683	$159,532	$135,307	$142,788	$157,167

Ratio and supplemental data
Expenses to average net assets	0.57%	0.57%	0.55%	0.58%	0.57%
Net investment income, to average net assets	5.24%	5.95%	4.88%	4.46%	4.54%
Portfolio turnover rate	25%	18%	28%	4%	5%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$13.11	$12.58	$12.43	$12.24	$12.41

Investment operations
Net investment income(A)	0.68	0.74	0.58	0.52	0.53
Net realized and unrealized gain (loss)	0.37	0.43	0.06	0.27	(0.09)

Total operations	1.05	1.17	0.64	0.79	0.44

Distributions
From net investment income	(0.77)	(0.55)	(0.49)	(0.60)	(0.61)
From net realized gains	–	(0.09)	–	–	–
Total distributions	(0.77)	(0.64)	(0.49)	(0.60)	(0.61)

Net asset value
End of year	$13.39	$13.11	$12.58	$12.43	$12.24

Total return(B)	7.99%	9.38%	5.25%	6.61%	3.63%

Net assets end of year (000’s)	$13,157	$16,511	$13,957	$11,460	$10,591

Ratio and supplemental data
Expenses to average net assets	0.82%	0.82%	0.80%	0.83%	0.82%
Net investment income, to average net assets	5.03%	5.73%	4.65%	4.21%	4.29%
Portfolio turnover rate	25%	18%	28%	4%	5%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$10.36	$8.15	$16.43	$16.35	$14.34

Investment operations
Net investment income(A)	0.12	0.14	0.20	0.19	0.17
Net realized and unrealized gain (loss)	1.42	2.26	(5.49)	0.56	2.01

Total operations	1.54	2.40	(5.29)	0.75	2.18

Distributions
From net investment income	(0.14)	(0.19)	(0.23)	(0.21)	(0.17)
From net realized gains	–	—	(2.76)	(0.46)	—
Total distributions	(0.14)	(0.19)	(2.99)	(0.67)	(0.17)

Net asset value
End of year	$11.76	$10.36	$8.15	$16.43	$16.35

Total return(B)	15.18%	29.59%	(37.35%)	4.54%	15.31%

Net assets end of year (000’s)	$109,894	$107,759	$83,543	$164,761	$193,322

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.84%	0.84%	0.82%	0.81%	0.81%
Before reimbursement/fee waiver	0.85%	0.85%	0.82%	0.81%	0.81%
Net investment income, to average net assets	1.13%	1.57%	1.59%	1.13%	1.16%
Portfolio turnover rate	190%	117%	74%	55%	55%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$10.40	$8.17	$16.45	$16.37	$14.36

Investment operations
Net investment income(A)	0.10	0.12	0.17	0.15	0.14
Net realized and unrealized gain (loss)	1.42	2.26	(5.50)	0.56	2.00

Total operations	1.52	2.38	(5.33)	0.71	2.14

Distributions
From net investment income	(0.13)	(0.15)	(0.19)	(0.17)	(0.13)
From net realized gains	—	—	(2.76)	(0.46)	—
Total distributions	(0.13)	(0.15)	(2.95)	(0.63)	(0.13)

Net asset value
End of year	$11.79	$10.40	$8.17	$16.45	$16.37

Total return(B)	14.85%	29.32%	(37.52%)	4.30%	14.96%

Net assets end of year (000’s)	$7,542	$4,671	$3,116	$7,051	$6,851

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.09%	1.09%	1.07%	1.06%	1.06%
Before reimbursement/fee waiver	1.10%	1.10%	1.07%	1.06%	1.06%
Net investment income, to average net assets	0.90%	1.32%	1.32%	0.88%	0.91%
Portfolio turnover rate	190%	117%	74%	55%	55%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$11.16	$9.25	$15.79	$16.60	$15.89

Investment operations
Net investment income(A)	0.15	0.18	0.19	0.19	0.17
Net realized and unrealized gain (loss)	2.37	2.22	(4.89)	0.29	2.39

Total operations	2.52	2.40	(4.70)	0.48	2.56

Distributions
From net investment income	(0.23)	(0.18)	(0.20)	(0.17)	(0.15)
From net realized gains	–	(0.31)	(1.64)	(1.12)	(1.70)
Total distributions	(0.23)	(0.49)	(1.84)	(1.29)	(1.85)

Net asset value
End of year	$13.45	$11.16	$9.25	$15.79	$16.60

Total return(B)	22.99%	26.41%	(32.88%)	2.83%	17.25%

Net assets end of year (000’s)	$218,048	$238,019	$190,306	$336,861	$353,498

Ratio and supplemental data
Expenses to average net assets	0.89%	0.89%	0.88%	0.87%	0.88%
Net investment income, to average net assets	1.21%	1.85%	1.40%	1.10%	1.02%
Portfolio turnover rate	37%	34%	43%	45%	40%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$11.15	$9.22	$15.73	$16.54	$15.83

Investment operations
Net investment income(A)	0.12	0.16	0.14	0.15	0.13
Net realized and unrealized gain (loss)	2.37	2.21	(4.87)	0.28	2.37

Total operations	2.49	2.37	(4.73)	0.43	2.50

Distributions
From net investment income	(0.22)	(0.13)	(0.14)	(0.12)	(0.09)
From net realized gains	–	(0.31)	(1.64)	(1.12)	(1.70)
Total distributions	(0.22)	(0.44)	(1.78)	(1.24)	(1.79)

Net asset value
End of year	$13.42	$11.15	$9.22	$15.73	$16.54

Total return(B)	22.82%	26.12%	(33.08%)	2.53%	16.96%

Net assets end of year (000’s)	$12,579	$669	$161	$435	$516

Ratio and supplemental data
Expenses to average net assets	1.14%	1.14%	1.13%	1.12%	1.13%
Net investment income, to average net assets	1.02%	1.63%	1.08%	0.89%	0.77%
Portfolio turnover rate	37%	34%	43%	45%	40%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica MFS International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$6.44	$4.98	$8.88	$10.03	$8.75

Investment operations
Net investment income(A)	0.09	0.08	0.15	0.18	0.08
Net realized and unrealized gain (loss)	0.57	1.53	(3.04)	0.63	1.88

Total operations	0.66	1.61	(2.89)	0.81	1.96

Distributions
From net investment income	(0.09)	(0.15)	(0.13)	(0.10)	(0.14)
From net realized gains	–	–	(0.88)	(1.86)	(0.54)
Total distributions	(0.09)	(0.15)	(1.01)	(1.96)	(0.68)

Net asset value
End of year	$7.01	$6.44	$4.98	$8.88	$10.03

Total return(B)	10.50%	32.68%	(35.29%)	9.15%	23.07%

Net assets end of year (000’s)	$190,625	$191,514	$167,025	$327,306	$354,278

Ratio and supplemental data
Expenses to average net assets	1.05%	1.08%	1.05%	1.05%	1.07%
Net investment income, to average net assets	1.36%	1.58%	2.03%	1.77%	0.79%
Portfolio turnover rate	25%	18%	26%	35%	138%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$6.36	$4.92	$8.80	$9.97	$8.70

Investment operations
Net investment income(A)	0.07	0.06	0.12	0.12	0.05
Net realized and unrealized gain (loss)	0.57	1.51	(3.01)	0.66	1.89

Total operations	0.64	1.57	(2.89)	0.78	1.94

Distributions
From net investment income	(0.08)	(0.13)	(0.11)	(0.09)	(0.13)
From net realized gains	–	–	(0.88)	(1.86)	(0.54)
Total distributions	(0.08)	(0.13)	(0.99)	(1.95)	(0.67)

Net asset value
End of year	$6.92	$6.36	$4.92	$8.80	$9.97

Total return(B)	10.30%	32.24%	(35.54%)	8.87%	22.92%

Net assets end of year (000’s)	$20,546	$13,324	$7,656	$14,658	$8,120

Ratio and supplemental data
Expenses to average net assets	1.30%	1.33%	1.30%	1.30%	1.32%
Net investment income, to average net assets	1.06%	1.17%	1.76%	1.27%	0.55%
Portfolio turnover rate	25%	18%	26%	35%	138%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010		2009		2008	2007	2006

Net asset value
Beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Investment operations
Net investment income(A)	–	(B)	–	(B)	0.02	0.05	0.05
Total operations	—	(B)	—	(B)	0.02	0.05	0.05

Distributions
From net investment income	–	(B)	–	(B)	(0.02)	(0.05)	(0.05)
Total distributions	–	(B)	–	(B)	(0.02)	(0.05)	(0.05)

Net asset value
End of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(C)	–%	(D)	0.13%		2.37%	4.91%	4.74%

Net assets end of year (000’s)	$393,768		$493,531		$806,629	$495,893	$454,784

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.23%	(E)	0.36%	(E),(F)	0.41%	0.40%	0.40%
Before reimbursement/fee waiver	0.40%		0.43%	(F)	0.41%	0.40%	0.40%
Net investment income, to average net assets	0.01%		0.15%		2.31%	4.88%	4.69%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010		2009		2008	2007	2006

Net asset value
Beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Investment operations
Net investment income(A)	–	(B)	–	(B)	0.02	0.05	0.04
Total operations	—	(B)	—	(B)	0.02	0.05	0.04

Distributions
From net investment income	–	(B)	–	(B)	(0.02)	(0.05)	(0.04)
Total distributions	–	(B)	–	(B)	(0.02)	(0.05)	(0.04)

Net asset value
End of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total return(C)	–%	(D)	0.04%		2.28%	4.65%	4.48%

Net assets end of year (000’s)	$247,082		$250,760		$297,764	$94,703	$43,663

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.23%	(E)	0.46%	(E),(F)	0.66%	0.65%	0.65%
Before reimbursement/fee waiver	0.65%		0.68%	(F)	0.66%	0.65%	0.65%
Net investment income, to average net assets	0.01%		0.04%		1.95%	4.62%	4.47%

(A) Calculated based on average number of shares outstanding.

(B) Rounds to less than ($0.01) or $0.01.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(D) Rounds to less than (0.01%) or 0.01%.

(E) Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield.

(F) Ratios are inclusive of Treasury expense. The impact of this expense was 0.03% on the Initial Class and 0.02% on the Service Class.

Transamerica Morgan Stanley Active International Allocation VP
(formerly, Transamerica Van Kampen Active International Allocation VP)
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$10.81	$8.73	$17.16	$15.29	$12.42

Investment operations
Net investment income(A)	0.13	0.15	0.28	0.29	0.25
Net realized and unrealized gain (loss)	0.75	2.10	(6.34)	2.05	2.67

Total operations	0.88	2.25	(6.06)	2.34	2.92

Distributions
From net investment income	(0.22)	(0.02)	(0.49)	(0.47)	(0.05)
From net realized gains	–	(0.15)	(1.88)	–	–
Total distributions	(0.22)	(0.17)	(2.37)	(0.47)	(0.05)

Net asset value
End of year	$11.47	$10.81	$8.73	$17.16	$15.29

Total return(B)	8.48%	25.88%	(38.83%)	15.60%	23.51%

Net assets end of year (000’s)	$117,320	$129,300	$120,650	$247,159	$230,638

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recaptured expense	1.07%	1.07%	1.07%	1.02%	0.94%
Before reimbursement/recaptured expense	1.06%	1.12%	1.09%	1.04%	1.05%
Net investment income, to average net assets	1.25%	1.66%	2.08%	1.75%	1.84%
Portfolio turnover rate	21%	38%	27%	27%	17%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009		2008	2007	2006

Net asset value
Beginning of year	$10.77	$8.70		$17.12	$15.28	$12.43

Investment operations
Net investment income(A)	0.10	0.12		0.25	0.25	0.21
Net realized and unrealized gain (loss)	0.75	2.10		(6.33)	2.04	2.67

Total operations	0.85	2.22		(6.08)	2.29	2.88

Distributions
From net investment income	(0.20)	–	(C)	(0.46)	(0.45)	(0.03)
From net realized gains	–	(0.15)		(1.88)	–	–
Total distributions	(0.20)	(0.15)		(2.34)	(0.45)	(0.03)

Net asset value
End of year	$11.42	$10.77		$8.70	$17.12	$15.28

Total return(B)	8.20%	25.68%		(39.05%)	15.27%	23.18%

Net assets end of year (000’s)	$16,401	$13,613		$9,046	$17,983	$12,147

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recaptured expense	1.32%	1.32%		1.32%	1.27%	1.19%
Before reimbursement/recaptured expense	1.31%	1.37%		1.34%	1.29%	1.30%
Net investment income, to average net assets	0.96%	1.30%		1.84%	1.47%	1.48%
Portfolio turnover rate	21%	38%		27%	27%	17%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(C) Rounds to less than $(0.01).

Transamerica Morgan Stanley Mid-Cap Growth VP
(formerly, Transamerica Van Kampen Mid-Cap Growth VP)
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010		2009	2008		2007	2006

Net asset value
Beginning of year	$21.82		$13.59	$25.83		$21.08	$19.18

Investment operations
Net investment income(A)	0.09		0.03	–	(B)	0.11	0.05
Net realized and unrealized gain (loss)	7.32		8.20	(11.80)		4.64	1.85

Total operations	7.41		8.23	(11.80)		4.75	1.90

Distributions
From net investment income	(0.03)		–	(0.44)		–	–
Total distributions	(0.03)		–	(0.44)		–	–

Net asset value
End of year	$29.20		$21.82	$13.59		$25.83	$21.08

Total return(C)	33.90%		60.56%	(46.29%)		22.53%	9.91%

Net assets end of year (000’s)	$550,593		$437,513	$294,219		$648,069	$593,375

Ratio and supplemental data
Expenses to average net assets	0.90%		0.93%	0.87%		0.89%	0.89%
Net investment income, to average net assets	0.37%		0.16%	0.03%		0.47%	0.24%
Portfolio turnover rate	43%		35%	39%		76%	65%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010		2009	2008		2007	2006

Net asset value
Beginning of year	$21.52		$13.44	$25.56		$20.91	$19.07

Investment operations
Net investment income (loss)(A)	0.04		(0.01)	(0.05)		0.05	–	(B)
Net realized and unrealized gain (loss)	7.21		8.09	(11.68)		4.60	1.84

Total operations	7.25		8.08	(11.73)		4.65	1.84

Distributions
From net investment income	–	(B)	–	(0.39)		–	–
Total distributions	–	(B)	–	(0.39)		–	–

Net asset value
End of year	$28.77		$21.52	$13.44		$25.56	$20.91

Total return(C)	33.58%		60.12%	(46.44%)		22.24%	9.59%

Net assets end of year (000’s)	$27,104		$10,729	$4,363		$12,057	$6,634

Ratio and supplemental data
Expenses to average net assets	1.15%		1.18%	1.12%		1.14%	1.14%
Net investment income (loss), to average net assets	0.19%		(0.06%)	(0.22%)		0.21%	–%	(D)
Portfolio turnover rate	43%		35%	39%		76%	65%

(A) Calculated based on average number of shares outstanding.

(B) Rounds to less than ($0.01) or $0.01.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(D) Rounds to less than (0.01%) or 0.01%.

Transamerica Multi Managed Large Cap Core VP
(formerly, Transamerica Van Kampen Large Cap Core VP)
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$13.12	$9.09	$19.04	$18.73	$18.23

Investment operations
Net investment income(A)	0.11	0.10	0.18	0.19	0.15
Net realized and unrealized gain (loss)	2.38	4.02	(7.25)	1.50	1.59

Total operations	2.49	4.12	(7.07)	1.69	1.74

Distributions
From net investment income	(0.09)	(0.09)	(0.23)	(0.19)	(0.18)
From net realized gains	–	–	(2.65)	(1.19)	(1.06)
Total distributions	(0.09)	(0.09)	(2.88)	(1.38)	(1.24)

Net asset value
End of year	$15.52	$13.12	$9.09	$19.04	$18.73

Total return(B)	19.17%	45.41%	(42.08%)	9.25%	(10.33%)

Net assets end of year (000’s)	$206,764	$199,996	$73,100	$153,192	$180,443

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recaptured expense	0.84%	0.84%	0.83%	0.82%	0.82%
Before reimbursement/recaptured expense	0.83%	0.85%	0.83%	0.82%	0.82%
Net investment income, to average net assets	0.79%	0.91%	1.20%	0.97%	0.81%
Portfolio turnover rate	27%	73%	37%	37%	40%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$13.36	$9.27	$19.36	$19.04	$18.52

Investment operations
Net investment income(A)	0.07	0.07	0.14	0.15	0.10
Net realized and unrealized gain (loss)	2.43	4.10	(7.38)	1.51	1.63

Total operations	2.50	4.17	(7.24)	1.66	1.73

Distributions
From net investment income	(0.07)	(0.08)	(0.20)	(0.15)	(0.15)
From net realized gains	–	–	(2.65)	(1.19)	(1.06)
Total distributions	(0.07)	(0.08)	(2.85)	(1.34)	(1.21)

Net asset value
End of year	$15.79	$13.36	$9.27	$19.36	$19.04

Total return(B)	18.87%	45.09%	(42.20%)	8.94%	10.06%

Net assets end of year (000’s)	$16,733	$12,453	$1,852	$1,878	$1,428

Ratio and supplemental data
Expenses to average net assets
After reimbursement/recaptured expense	1.09%	1.09%	1.08%	1.06%	1.07%
Before reimbursement/recaptured expense	1.08%	1.10%	1.08%	1.06%	1.07%
Net investment income, to average net assets	0.54%	0.65%	0.98%	0.74%	0.55%
Portfolio turnover rate	27%	73%	37%	37%	40%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007		2006

Net asset value
Beginning of year	$11.25	$10.66	$11.65	$10.98		$10.91

Investment operations
Net investment income(A)	0.36	0.52	0.55	0.50		0.45
Net realized and unrealized gain (loss)	0.46	1.16	(0.86)	0.46		–

Total operations	0.82	1.68	(0.31)	0.96		0.45

Distributions
From net investment income	(0.47)	(0.73)	(0.51)	(0.29)		(0.38)
From net realized gains	(0.02)	(0.36)	(0.17)	–	(B)	–
Total distributions	(0.49)	(1.09)	(0.68)	(0.29)		(0.38)

Net asset value
End of year	$11.58	$11.25	$10.66	$11.65		$10.98

Total return(C)	7.19%	16.03%	(2.79%)	8.95%		4.21%

Net assets end of year (000’s)	$1,851,891	$1,365,123	$1,213,602	$1,292,286		$976,434

Ratio and supplemental data
Expenses to average net assets	0.69%	0.70%	0.70%	0.70%		0.73%
Net investment income, to average net assets	3.05%	4.62%	4.87%	4.47%		4.13%
Portfolio turnover rate	418%	729%	740%	728%		709%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007		2006

Net asset value
Beginning of year	$11.23	$10.66	$11.67	$11.00		$10.93

Investment operations
Net investment income(A)	0.33	0.48	0.51	0.47		0.42
Net realized and unrealized gain (loss)	0.46	1.17	(0.85)	0.47		0.01

Total operations	0.79	1.65	(0.34)	0.94		0.43

Distributions
From net investment income	(0.46)	(0.72)	(0.50)	(0.27)		(0.36)
From net realized gains	(0.02)	(0.36)	(0.17)	–	(B)	–
Total distributions	(0.48)	(1.08)	(0.67)	(0.27)		(0.36)

Net asset value
End of year	$11.54	$11.23	$10.66	$11.67		$11.00

Total return(C)	6.93%	15.75%	(3.07%)	8.80%		3.90%

Net assets end of year (000’s)	$477,398	$248,133	$65,268	$32,336		$24,957

Ratio and supplemental data
Expenses to average net assets	0.94%	0.95%	0.95%	0.95%		0.98%
Net investment income, to average net assets	2.80%	4.28%	4.55%	4.23%		3.86%
Portfolio turnover rate	418%	729%	740%	728%		709%

(A) Calculated based on average number of shares outstanding.

(B) Rounds to less than ($0.01) or $0.01.

(C) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica ProFund UltraBear VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Service Class
	December 31, 2010	May 1 to Dec 31, 2009(A)

Net asset value
Beginning of year/period	$5.68	$10.00

Investment operations
Net investment loss(B),(C)	(0.07)	(0.05)
Net realized and unrealized loss	(1.45)	(4.27)
Total operations	(1.52)	(4.32)

Net asset value
End of year	$4.16	$5.68

Total return(D)	(26.76)%	(43.20)%	(E)

Net assets end of year (000’s)	$13,414	$995

Ratio and supplemental data
Expenses to average net assets(F)
After reimbursement/fee waiver	1.23%	1.23%	(G)
Before reimbursement/fee waiver	1.29%	12.53%	(G)
Net investment income (loss), to average net assets(C)	(1.22)%	(1.21)%	(G)
Portfolio turnover rate	–%	–%

(A) Commenced operations on May 1, 2009.

(B) Calculated based on average number of shares outstanding.

(C) Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

(D) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(E) Not annualized.

(F) Does not include expenses of the investment companies in which the fund invests.

(G) Annualized.

Transamerica Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$16.14	$11.60	$22.10	$19.58	$18.33

Investment operations
Net investment income(A)	0.02	0.14	0.28	0.34	0.19
Net realized and unrealized gain (loss)	4.84	4.84	(8.43)	4.35	2.94

Total operations	4.86	4.98	(8.15)	4.69	3.13

Distributions
From net investment income	(0.13)	(0.44)	(0.29)	(0.21)	(0.18)
From net realized gains	—	—	(2.06)	(1.96)	(1.70)
Total distributions	(0.13)	(0.44)	(2.35)	(2.17)	(1.88)

Net asset value
End of year	$20.87	$16.14	$11.60	$22.10	$19.58

Total return(B)	30.41%	43.21%	(40.86%)	24.74%	18.05%

Net assets end of year (000’s)	$261,291	$222,235	$175,980	$463,795	$409,879

Ratio and supplemental data
Expenses to average net assets	0.86%	0.88%	0.86%	0.85%	0.86%
Net investment income, to average net assets	0.10%	1.03%	1.52%	1.57%	0.98%
Portfolio turnover rate	62%	89%	60%	18%	24%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$16.01	$11.49	$21.94	$19.48	$18.26

Investment operations
Net investment income (loss)(A)	(0.03)	0.12	0.23	0.27	0.14
Net realized and unrealized gain (loss)	4.80	4.78	(8.36)	4.33	2.94

Total operations	4.77	4.90	(8.13)	4.60	3.08

Distributions
From net investment income	(0.11)	(0.38)	(0.26)	(0.18)	(0.16)
From net realized gains	—	—	(2.06)	(1.96)	(1.70)
Total distributions	(0.11)	(0.38)	(2.32)	(2.14)	(1.86)

Net asset value
End of year	$20.67	$16.01	$11.49	$21.94	$19.48

Total return(B)	30.05%	42.90%	(41.05%)	24.39%	17.82%

Net assets end of year (000’s)	$61,569	$24,407	$12,628	$31,226	$15,822

Ratio and supplemental data
Expenses to average net assets	1.11%	1.13%	1.11%	1.10%	1.11%
Net investment income (loss), to average net assets	(0.15%)	0.91%	1.29%	1.27%	0.73%
Portfolio turnover rate	62%	89%	60%	18%	24%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$7.03	$5.27	$10.27	$10.36	$11.08

Investment operations
Net investment loss(A)	(0.01)	(0.01)	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	2.43	2.02	(3.04)	1.03	0.35

Total operations	2.42	2.01	(3.05)	0.99	0.30

Distributions
From net realized gains	—	(0.25)	(1.95)	(1.08)	(1.02)
Total distributions	—	(0.25)	(1.95)	(1.08)	(1.02)

Net asset value
End of year	$9.45	$7.03	$5.27	$10.27	$10.36

Total return(B)	34.42%	38.70%	(36.25%)	9.61%	3.59%

Net assets end of year (000’s)	$166,206	$128,238	$102,260	$224,187	$253,644

Ratio and supplemental data
Expenses to average net assets	0.84%	0.88%	0.83%	0.82%	0.84%
Net investment loss, to average net assets	(0.12%)	(0.26%)	(0.13%)	(0.40%)	(0.48%)
Portfolio turnover rate	34%	34%	30%	45%	34%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$6.90	$5.19	$10.14	$10.25	$11.00

Investment operations
Net investment loss(A)	(0.02)	(0.03)	(0.03)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	2.37	1.99	(3.00)	1.01	0.35

Total operations	2.35	1.96	(3.03)	0.94	0.27

Distributions
From net realized gains	—	(0.25)	(1.92)	(1.05)	(1.02)
Total distributions	—	(0.25)	(1.92)	(1.05)	(1.02)

Net asset value
End of year	$9.25	$6.90	$5.19	$10.14	$10.25

Total return(B)	34.06%	38.33%	(36.40%)	9.27%	3.34%

Net assets end of year (000’s)	$34,204	$14,382	$7,434	$16,329	$17,411

Ratio and supplemental data
Expenses to average net assets	1.09%	1.13%	1.08%	1.07%	1.09%
Net investment loss, to average net assets	(0.32%)	(0.48%)	(0.38%)	(0.64%)	(0.73%)
Portfolio turnover rate	34%	34%	30%	45%	34%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica Third Avenue Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$10.72	$8.50	$21.75	$26.33	$24.22

Investment operations
Net investment income(A)	0.09	0.13	0.17	0.27	0.25
Net realized and unrealized gain (loss)	1.49	2.78	(7.09)	0.07	3.49

Total operations	1.58	2.91	(6.92)	0.34	3.74

Distributions
From net investment income	(0.31)	–	(0.70)	(1.07)	(0.21)
From net realized gains	–	(0.69)	(5.63)	(3.85)	(1.42)
Total distributions	(0.31)	(0.69)	(6.33)	(4.92)	(1.63)

Net asset value
End of year	$11.99	$10.72	$8.50	$21.75	$26.33

Total return(B)	15.43%	34.88%	(41.15%)	1.20%	16.07%

Net assets end of year (000’s)	$173,877	$185,277	$160,338	$358,128	$1,121,918

Ratio and supplemental data
Expenses to average net assets	0.90%	0.92%	0.88%	0.87%	0.86%
Net investment income, to average net assets	0.82%	1.36%	1.06%	1.05%	1.00%
Portfolio turnover rate	4%	8%	13%	13%	17%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006

Net asset value
Beginning of year	$10.69	$8.50	$21.70	$26.30	$24.21

Investment operations
Net investment income(A)	0.06	0.10	0.14	0.19	0.19
Net realized and unrealized gain (loss)	1.50	2.78	(7.09)	0.08	3.49

Total operations	1.56	2.88	(6.95)	0.27	3.68

Distributions
From net investment income	(0.29)	–	(0.62)	(1.02)	(0.17)
From net realized gains	–	(0.69)	(5.63)	(3.85)	(1.42)
Total distributions	(0.29)	(0.69)	(6.25)	(4.87)	(1.59)

Net asset value
End of year	$11.96	$10.69	$8.50	$21.70	$26.30

Total return(B)	15.16%	34.52%	(41.28%)	0.94%	15.78%

Net assets end of year (000’s)	$17,763	$19,759	$16,916	$52,218	$53,118

Ratio and supplemental data
Expenses to average net assets	1.15%	1.17%	1.13%	1.12%	1.11%
Net investment income, to average net assets	0.58%	1.12%	0.83%	0.74%	0.74%
Portfolio turnover rate	4%	8%	13%	13%	17%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value
Beginning of year	$12.89	$12.64	$12.00	$11.86	$11.94

Investment operations
Net investment income(A)	0.35	0.39	0.44	0.54	0.52
Net realized and unrealized gain (loss)	0.22	0.17	0.47	0.16	(0.14)

Total operations	0.57	0.56	0.91	0.70	0.38

Distributions
From net investment income	(0.41)	(0.31)	(0.27)	(0.56)	(0.44)
From net realized gains	(0.30)	–	–	–	(0.02)
Total distributions	(0.71)	(0.31)	(0.27)	(0.56)	(0.46)

Net asset value
End of year	$12.75	$12.89	$12.64	$12.00	$11.86

Total return(B)	4.40%	4.47%	7.66%	6.05%	3.27%

Net assets end of year (000’s)	$190,139	$202,820	$247,964	$149,664	$164,070

Ratio and supplemental data
Expenses to average net assets	0.61%	0.61%	0.60%	0.62%	0.62%
Net investment income, to average net assets	2.69%	3.09%	3.60%	4.56%	4.41%
Portfolio turnover rate	110%	157%	200%	170%	184%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value
Beginning of year	$13.10	$12.86	$12.23	$12.09	$12.18

Investment operations
Net investment income(A)	0.32	0.37	0.39	0.52	0.51
Net realized and unrealized gain (loss)	0.23	0.16	0.51	0.16	(0.14)

Total operations	0.55	0.53	0.90	0.68	0.37

Distributions
From net investment income	(0.37)	(0.29)	(0.27)	(0.54)	(0.44)
From net realized gains	(0.30)	–	–	–	(0.02)
Total distributions	(0.67)	(0.29)	(0.27)	(0.54)	(0.46)

Net asset value
End of year	$12.98	$13.10	$12.86	$12.23	$12.09

Total return(B)	4.22%	4.20%	7.42%	5.78%	3.06%

Net assets end of year (000’s)	$407,799	$468,117	$620,178	$26,213	$8,572

Ratio and supplemental data
Expenses to average net assets	0.86%	0.86%	0.85%	0.87%	0.87%
Net investment income, to average net assets	2.43%	2.84%	3.14%	4.29%	4.27%
Portfolio turnover rate	110%	157%	200%	170%	184%

(A) Calculated based on average number of shares outstanding.

(B)  Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

Transamerica WMC Diversified Growth VP
(formerly, Transamerica Equity VP)
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010		2009	2008	2007	2006

Net asset value
Beginning of year	$19.18		$14.98	$28.90	$25.95	$23.87

Investment operations
Net investment income(A)	0.08		0.10	0.15	0.05	0.01
Net realized and unrealized gain (loss)	3.31		4.26	(13.09)	4.07	2.07

Total operations	3.39		4.36	(12.94)	4.12	2.08

Distributions
From net investment income	(0.11)		(0.16)	(0.06)	(0.01)	–
From net realized gains	–		–	(0.92)	(1.16)	–
Total distributions	(0.11)		(0.16)	(0.98)	(1.17)	–

Net asset value
End of year	$22.46		$19.18	$14.98	$28.90	$25.95

Total return(B)	17.81%		29.20%	(46.00%)	16.29%	8.71%

Net assets end of year (000’s)	$1,932,732		$1,727,961	$1,442,534	$2,938,220	$3,324,168

Ratio and supplemental data
Expenses to average net assets	0.78%		0.79%	0.76%	0.76%	0.77%
Net investment income, to average net assets	0.42%		0.63%	0.63%	0.18%	0.04%
Portfolio turnover rate	134%	(C)	43%	33%	38%	47%

For a share outstanding throughout each period	Service Class Year Ended December 31,
	2010		2009	2008	2007	2006

Net asset value
Beginning of year	$18.99		$14.80	$28.59	$25.73	$23.73

Investment operations
Net investment income (loss)(A)	0.03		0.06	0.08	(0.02)	(0.05)
Net realized and unrealized gain (loss)	3.27		4.21	(12.95)	4.04	2.05

Total operations	3.30		4.27	(12.87)	4.02	2.00

Distributions
From net investment income	(0.06)		(0.08)	–	–	–
From net realized gains	–		–	(0.92)	(1.16)	–
Total distributions	(0.06)		(0.08)	(0.92)	(1.16)	–

Net asset value
End of year	$22.23		$18.99	$14.80	$28.59	$25.73

Total return(B)	17.48%		28.90%	(46.17%)	16.04%	8.38%

Net assets end of year (000's)	$118,730		$29,463	$23,553	$69,701	$64,730

Ratio and supplemental data
Expenses to average net assets	1.03%		1.04%	1.01%	1.01%	1.02%
Net investment income (loss), to average net assets	0.17%		0.37%	0.35%	(0.07%)	(0.22%)
Portfolio turnover rate	134%	(C)	43%	33%	38%	47%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(C)  Increase in portfolio turnover rate was triggered by a change in the Fund’s objectives.

Transamerica WMC Diversified Growth II VP (formerly, Transamerica Equity II VP)
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period	Initial Class Year Ended December 31,
	2010		2009	2008	2007	2006

Net asset value
Beginning of year	$6.16		$4.70	$10.32	$9.50	$9.49

Investment operations
Net investment income(A)	0.06		0.06	0.09	0.06	0.05
Net realized and unrealized gain (loss)	1.10		1.48	(4.28)	1.55	0.72

Total operations	1.16		1.54	(4.19)	1.61	0.77

Distributions
From net investment income	(0.06)		(0.08)	(0.07)	(0.05)	(0.04)
From net realized gains	—		—	(1.36)	(0.74)	(0.72)
Total distributions	(0.06)		(0.08)	(1.43)	(0.79)	(0.76)

Net asset value
End of year	$7.26		$6.16	$4.70	$10.32	$9.50

Total return(B)	19.08%		32.95%	(45.59%)	17.72%	8.76%

Net assets end of year (000’s)	$14,466		$14,019	$10,956	$21,551	$19,409

Ratio and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.30%		0.30%	0.30%	0.30%	0.30%
Before reimbursement/fee waiver	1.01%		0.56%	0.47%	0.47%	0.45%
Net investment income, to average net assets	0.93%		1.07%	1.08%	0.64%	0.49%
Portfolio turnover rate	142%	(C)	46%	32%	47%	19%

(A) Calculated based on average number of shares outstanding.

(B) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(C) Increase in portfolio turnover rate was triggered by a change in the Fund’s objectives.

Transamerica Series Trust

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information, dated May 1, 2011, and in the annual and semi-annual reports to shareholders. The Statement of Additional Information is incorporated by reference into this prospectus. Additional information about the portfolios’ investments is available in the portfolios’ annual and semi-annual reports to shareholders. In the portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during their last fiscal year.

Information about the portfolios (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520. Reports and other information about the portfolios are also available on the SEC’s Internet site at http://www.sec.gov.

To obtain a copy of the Statement of Additional Information or the annual and semi-annual reports, without charge, or to request other information or make other inquiries about these portfolios, call or write to Transamerica Series Trust at the phone number or address above or visit Transamerica Series Trust’s website at www.transamericaseriestrust.com. In the Transamerica Series Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during the last fiscal year.

The Investment Company Act File Number for Transamerica Series Trust is 811-04419.

www.transamericaseriestrust.com Distributor: Transamerica Capital, Inc.